                                    FedFund
                       An Investment Portfolio Offered By
                          Trust for Federal Securities

Bellevue Park Corporate Center               For purchase and redemption orders only call:
400 Bellevue Parkway                         800-441-7450 (in Delaware: 302-791-5350).
Suite 100                                    For yield information call: 800-821-6006
Wilmington, DE 19809                         (FedFund shares code: 30; FedFund Dollar
                                             shares code: 31).
                                             For other information call: 800-821-7432.

     Trust for Federal Securities (the "Company") is a no-load, diversified, open-end investment company that currently offers shares in six separate investment portfolios. The shares described in this Prospectus represent interests in the FedFund portfolio (the "Fund"), a money market portfolio.

     The Fund's investment objective is to seek current income with liquidity and security of principal. The Fund invests in a portfolio consisting of U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements relating to such obligations.

     Fund shares may not be purchased by individuals directly, but institutional investors may purchase shares for accounts maintained by individuals. In addition to FedFund Shares, investors may purchase FedFund "Dollar Shares" which accrue daily dividends in the same manner as FedFund Shares but bear all fees payable by the Fund to institutional investors for certain services they provide to the beneficial owners of such Shares. (See "Management of the Fund-Service Organizations.")

     PNC Institutional Management Corporation ("PIMC") and PNC Bank, National Association ("PNC Bank") serve as the Fund's adviser and sub-adviser, respectively. PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators. PDI also serves as the Fund's distributor.
                            ------------------------
SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED, ENDORSED,
  OR OTHERWISE SUPPORTED BY PNC BANK CORP. OR ITS AFFILIATES, OR THE U.S.
    GOVERNMENT, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT
     INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
       AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS,
        INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO
           ASSURANCE THAT IT WILL BE ABLE TO MAINTAIN ITS NET ASSET
                           VALUE OF $1.00 PER SHARE.
                            ------------------------

     This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information currently dated February 28, 1996, has been filed with the Securities and Exchange Commission and is available to investors without charge by calling the Fund at 800-821-7432. The Statement of Additional Information, as amended from time to time, is incorporated in its entirety by reference into this Prospectus.
                            ------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------
                               February 28, 1996

                       BACKGROUND AND EXPENSE INFORMATION

     Two classes of shares are offered by this Prospectus: FedFund Shares and FedFund Dollar Shares. Shares of each class represent equal, pro rata interests in the Fund and accrue daily dividends in the same manner except that the Dollar Shares bear fees payable by the Fund (at the rate of .25% per annum) to institutional investors for services they provide to the beneficial owners of such shares. (See "Management of the Fund--Service Organizations.")

                                EXPENSE SUMMARY

                                                                                          FEDFUND
                                                                          FEDFUND          DOLLAR
                                                                           SHARES          SHARES
                                                                         ----------      ----------
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
     Management Fees (net of waivers).................................          .07%            .07%
     Other Expenses...................................................          .13%            .38%
          Administration Fees (net of waivers)........................   .07%            .07%
          Shareholder Servicing Fees..................................     0%            .25%
          Miscellaneous...............................................   .04%            .04%
                                                                         ---             ---
     Total Fund Operating Expenses (net of waivers)...................          .20%            .45%
                                                                                ===             ===

------------

                           EXAMPLE                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the
  end of each time period with respect to the following
  shares:
     FedFund Shares:                                              $2        $ 6        $11        $ 26
     FedFund Dollar Shares:                                       $5        $14        $25        $ 57

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LESSER THAN THOSE SHOWN.

     The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The table is based on expenses incurred by the FedFund Shares and Dollar Shares during the last fiscal year, restated to reflect the expenses which each class of shares expects to incur during the current fiscal year. In addition, institutional investors may charge fees for providing administrative services in connection with their customers' investment in Dollar Shares. Absent fee waivers, Management and Administration fees for FedFund Shares and Dollar Shares would have been each .13% and Total Fund Operating Expenses would have been .29% and .54%, respectively. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" in this Prospectus and the Statement of Additional Information and the financial statements and related notes contained in the Statement of Additional Information.) The investment adviser and administrators may from time to time waive the advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. The foregoing table has not been audited by the Fund's independent accountants.

                              FINANCIAL HIGHLIGHTS

     The following financial highlights for FedFund Shares and for FedFund Dollar Shares for the fiscal year ended October 31, 1995 and for each of the nine preceding fiscal years. The financial highlights for the fiscal years set forth below have been audited by Coopers & Lybrand L.L.P. independent accountants whose report on the financial statements and financial highlights (for the most recent five years) of the Fund is included in the Statement of Additional Information. The tables should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders, which may be obtained without charge by calling 800-821-7432.

                          TRUST FOR FEDERAL SECURITIES

                              FINANCIAL HIGHLIGHTS

                (For a Share Outstanding Throughout Each Period)

                                 FEDFUND SHARES

                                                                       YEAR ENDED OCTOBER 31,
                                        ----------------------------------------------------------------------------------
                                           1995              1994              1993              1992              1991
                                        ----------        ----------        ----------        ----------        ----------
Net Asset Value, Beginning of Period...  $     1.00       $     1.00        $     1.00        $     1.00        $     1.00
                                        -----------       ----------        ----------        ----------        ----------
Income From Investment Operations:
  Net Investment Income................       .0571            .0377             .0308             .0397             .0637
  Net Capital Gains....................          --               --             .0001             .0010                --
                                        -----------       ----------        ----------        ----------        ----------
  Total From Investment Operations.....       .0571            .0377             .0309             .0407             .0637
                                        -----------       ----------        ----------        ----------        ----------
Less Distributions:
  Dividends to Shareholders from:
  Net Investment Income................      (.0571)          (.0377)           (.0308)           (.0397)           (.0637)
  Net Capital Gains....................          --               --            (.0001)           (.0010)               --
                                        -----------       ----------        ----------        ----------        ----------
  Total Distributions..................      (.0571)          (.0377)           (.0309)           (.0407)           (.0637)
                                        -----------       ----------        ----------        ----------        ----------
Net Asset Value, End of Period.........  $     1.00       $     1.00        $     1.00        $     1.00        $     1.00
                                         ==========        =========         =========         =========         =========
  Total Return.........................        5.86%            3.84%             3.12%             4.15%             6.56%
  Ratios/Supplemental Data
  Net Assets, End of Period (in 000s)..  $1,377,175       $1,557,562        $1,290,971        $2,976,954        $1,918,966
  Ratio of Expenses to Average Net
    Assets.............................         .18%(1)          .18%(1)           .20%(1)           .27%              .30%
  Ratio of Net Investment Income to
    Average Net Assets.................        5.71%            3.78%             3.08%             3.91%             6.36%


                                                                    YEAR ENDED OCTOBER 31,
                                        -----------------------------------------------------------------------------
                                           1988             1987             1986             1990            1989
                                        ----------       ----------       ----------       ----------      ----------
Net Asset Value, Beginning of Period... $     1.00       $     1.00       $     1.00       $     1.00      $     1.00
                                        ----------       ----------       ----------       ----------      ----------
Income From Investment Operations:
  Net Investment Income................      .0703            .0614            .0676            .0800           .0891
  Net Capital Gains....................         --               --               --               --              --
                                        ----------       ----------       ----------       ----------      ----------
  Total From Investment Operations.....      .0703            .0614            .0676            .0800           .0891
                                        ----------       ----------       ----------       ----------      ----------
Less Distributions:
  Dividends to Shareholders from:
  Net Investment Income................     (.0703)          (.0614)          (.0676)          (.0800)         (.0891)
  Net Capital Gains....................         --               --               --               --              --
                                        ----------       ----------       ----------       ----------      ----------
  Total Distributions..................     (.0703)          (.0614)          (.0676)          (.0800)         (.0891)
                                        ----------       ----------       ----------       ----------      ----------
Net Asset Value, End of Period......... $     1.00       $     1.00       $     1.00       $     1.00      $     1.00
                                         =========        =========        =========        =========       =========
  Total Return.........................       7.28%            6.32%            6.98%            8.29%           9.29%
  Ratios/Supplemental Data
  Net Assets, End of Period (in 000s).. $1,772,390       $2,108,838       $2,135,060       $1,488,141      $1,786,196
  Ratio of Expenses to Average Net
    Assets.............................        .30%(1)          .30%(1)          .33              .30%(1)         .30%(1)
  Ratio of Net Investment Income to
    Average Net Assets.................       7.02%            6.12%            6.70%            8.00%           8.91%

------------
(1) Without the waiver of advisory and administration fees, the ratios of expenses to average daily net assets would have been .29%, .30%, .27%, .34%, .35%, .32%, and .32% respectively, for each of the years ended October 31, 1995, 1994, 1993, 1990, 1989, 1988, and 1987, respectively, for FedFund
    Shares.

                          TRUST FOR FEDERAL SECURITIES
                              FINANCIAL HIGHLIGHTS
                (For a Share Outstanding Throughout Each Period)
                             FEDFUND DOLLAR SHARES

                                                                             YEAR ENDED OCTOBER 31,
                                                  -----------------------------------------------------------------------------
                                                    1995           1994           1993           1992          1991
                                                  --------       --------       --------       --------       -------
Net Asset Value, Beginning of Period............. $   1.00       $   1.00       $   1.00       $   1.00       $  1.00
                                                  --------       --------       --------       --------       -------
Income From Investment Operations:
  Net Investment Income..........................    .0546          .0352          .0283          .0372         .0612
  Net Capital Gains..............................       --             --          .0001          .0010            --
                                                  --------       --------       --------       --------       -------
  Total From Investment Operations...............    .0546          .0352          .0284          .0382         .0612
                                                  --------       --------       --------       --------       -------
Less Distributions:
  Dividends to Shareholders from:
  Net Investment Income..........................   (.0546)        (.0352)        (.0283)        (.0372)       (.0612)
  Net Capital Gains..............................       --             --         (.0001)        (.0010)           --
                                                  --------       --------       --------       --------       -------
  Total Distributions............................   (.0546)        (.0352)        (.0284)        (.0382)       (.0612)
                                                  --------       --------       --------       --------       -------
Net Asset Value, End of Period................... $   1.00       $   1.00       $   1.00       $   1.00       $  1.00
                                                  ========       ========       ========       ========       =======
  Total Return...................................     5.61%          3.59%          2.87%          3.90%         6.31%
  Ratios/Supplemental Data
  Net Assets, End of Period (in 000s)............ $213,177       $135,769       $169,877       $148,363       $62,842
  Ratio of Expenses to Average Net Assets........      .43%(1)        .43%(1)        .45%(1)        .52%          .55%
  Ratio of Net Investment Income to Average Net
    Assets.......................................     5.46%          3.51%          2.83%          3.66%         6.11%


                                                                          YEAR ENDED OCTOBER 31,
                                                  ----------------------------------------------------------------------
                                                    1988           1987            1986            1990           1989
                                                   -------        -------         -------         -------        -------
Net Asset Value, Beginning of Period.............  $  1.00        $  1.00         $  1.00         $  1.00        $  1.00
                                                   -------        -------         -------         -------        -------
Income From Investment Operations:
  Net Investment Income..........................    .0678          .0589           .0651           .0775          .0866
  Net Capital Gains..............................       --             --              --              --             --
                                                   -------        -------         -------         -------        -------
  Total From Investment Operations...............    .0678          .0589           .0651           .0775          .0866
                                                   -------        -------         -------         -------        -------
Less Distributions:
  Dividends to Shareholders from:
  Net Investment Income..........................   (.0678)        (.0589)         (.0651)         (.0775)        (.0866)
  Net Capital Gains..............................       --             --              --              --             --
                                                   -------        -------         -------         -------        -------
  Total Distributions............................   (.0678)        (.0589)         (.0651)         (.0775)        (.0866)
                                                   -------        -------         -------         -------        -------
Net Asset Value, End of Period...................  $  1.00        $  1.00         $  1.00         $  1.00        $  1.00
                                                   =======        =======         =======         =======        =======
  Total Return...................................     7.02%          6.05%           6.71%           8.04%          9.04%
  Ratios/Supplemental Data
  Net Assets, End of Period (in 000s)............  $35,741        $29,372         $37,131         $19,815        $15,473
  Ratio of Expenses to Average Net Assets........      .55%(1)        .55%(1)         .58%(1)         .55%(1)        .55%(1)
  Ratio of Net Investment Income to Average Net
    Assets.......................................     6.77%          5.87%           6.45%           7.75%          8.66%

------------
(1) Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets would have been .54%, .55%, .52%, .59%, .60%, .57%, and .57%, respectively, for each of the years ended October 31, 1995, 1994, 1993, 1990, 1989, 1988, and 1987, respectively, for FedFund
    Dollar Shares.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to seek current income with liquidity and security of principal. The Fund invests in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (in addition to direct Treasury obligations) and repurchase agreements relating to such obligations. Portfolio obligations held by the Fund have remaining maturities of 397 days (thirteen months) or less (with certain exceptions), subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") and other rules of the Securities and Exchange Commission (the "SEC").

     The "instrumentalities" or "agencies" of the U.S. Government the obligations of which may be purchased by FedFund include: the Central Bank for Cooperatives, Export-Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Banks, Federal Financing Bank, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Housing Administration, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Financing Corporation, General Services Administration, Government National Mortgage Association, International Bank for Reconstruction and Development, Maritime Administration, Private Export Funding Corp., Resolution Trust Company, Small Business Administration, Student Loan Marketing Association, Tennessee Valley Authority and Washington D.C. Armory Board. Obligations of certain agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the United States; others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.

     Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. Certain government securities held by the Fund may have remaining maturities exceeding thirteen months if such securities provide for adjustments in their interest rates not less frequently than every thirteen months. To the extent consistent with its investment objectives, the Fund may invest in Treasury receipts and other "stripped" securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Currently, the Fund only invests in "stripped" securities issued or guaranteed by the U.S. Government which are registered under the STRIPS program. The principal and interest components may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

     The Fund may purchase government securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The securities subject to a repurchase agreement may bear maturities exceeding thirteen months, provided the repurchase agreement itself matures in one year or less. The Fund will not invest more than 10% of the value of its net assets in repurchase agreements which do not provide for settlement within seven days. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

     The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions and agree to repurchase them at an agreed upon date and price. The Fund would consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions in order to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase.

     The Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

     The Fund may also lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Fund's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks.

INVESTMENT LIMITATIONS

     The Fund's investment objective and policies described above are not fundamental and may be changed by the Company's Board of Trustees without a vote of shareholders. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The Fund's investment limitations summarized below may not be changed without the affirmative vote of the holders of a majority of its outstanding shares. (A complete list of the investment limitations that cannot be changed without a vote of shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

The Fund may not:

          1. Purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

          2. Borrow money except from banks for temporary purposes and then in an amount not exceeding 10% of the value of the Fund's total assets, or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing.

          3. Make loans except that the Fund may purchase or hold debt obligations in accordance with its investment objective and policies, may enter into repurchase agreements for securities and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Fund's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Company, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.

                       PURCHASE AND REDEMPTION OF SHARES

PURCHASE PROCEDURES

     Fund shares are sold at the net asset value per share next determined after receipt of a purchase order by PFPC, the Fund's transfer agent. Purchase orders for shares are accepted only on days on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day") and must be transmitted to PFPC in Wilmington, Delaware, by telephone (800-441-7450; in Delaware: 302-791-5350) or through the Fund's computer access program. Orders received before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, the Fund's custodian, will be executed at 12:00 noon. Orders received after 12:00 noon and before 3:00 P.M., Eastern time (or orders received earlier in the same day for which payment has not been received by 12:00 noon), will be executed at 4:00 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 4:00 P.M., Eastern time, will not be accepted, and notice thereof will be given to the institution placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) The Fund may in its discretion reject any order for shares.

     Payment for Fund shares may be made only in federal funds or other funds immediately available to PNC Bank. The minimum initial investment by an institution is $3 million for FedFund Shares and $5,000 for Dollar Shares; however, broker-dealers and other institutional investors may set a higher minimum for their customers. There is no minimum subsequent investment. The Fund, at its discretion, may reduce the minimum initial investment for FedFund Shares for specific institutions whose aggregate relationship with the Provident Institutional Funds is substantially equivalent to this $3 million minimum and warrants this reduction.

     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Dollar Shares. (See also "Management of the Fund--Service Organizations.") Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult their legal advisors before investing fiduciary funds in Dollar Shares. (See also "Management of the Fund--Banking Laws.")

REDEMPTION PROCEDURES

     Redemption orders must be transmitted to PFPC in Wilmington, Delaware, in the manner described under "Purchase Procedures." Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order. While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.

     Payment for redeemed shares for which a redemption order is received by PFPC by 3:00 P.M., Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received between 3:00 P.M. and 4:00 P.M., Eastern time, or on a day when PNC Bank is closed, is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.

     The Fund shall have the right to redeem shares in any account if the value of the account is less than $1,000 after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value per share next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its account to $1,000 or more, no such redemption shall take place. Moreover, if a shareholder's FedFund Shares account falls below an average of $100,000 in any particular calendar month, the account may be charged an account maintenance fee with respect to that month. In addition, the Fund may also redeem shares involuntarily or suspend the right of redemption under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

OTHER MATTERS

     The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by PIMC as of 12:00 noon and 4:00 P.M., Eastern time, on each day on which both the Federal Reserve Bank of Philadelphia and the New York Stock Exchange are open for business. Currently, one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veteran's Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is calculated by adding the value of all securities and other assets belonging to the Fund, subtracting liabilities attributable to each class, and dividing the result by the total number of the outstanding shares of each class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information." The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined independently of the net asset values of the shares of the Company's other investment portfolios.

     Fund shares are sold and redeemed without charge by the Fund. Institutional investors purchasing or holding Fund shares for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

     The business and affairs of the Fund are managed under the direction of the Company's Board of Trustees. The trustees of the Company are as follows:

          Philip E. Coldwell is an economic consultant and a former Member of the Board of Governors of the Federal Reserve System.

          Robert R. Fortune is a financial consultant and former Chairman, President and Chief Executive Officer of Associated Electric & Gas Insurance Services Limited.

          Rodney D. Johnson is President of Fairmount Capital Advisors, Inc.

          G. Willing Pepper, Chairman of the Board and President of the Company, is a retired President of Scott Paper Company.

     Mr. Pepper is considered by the Company to be an "interested person" of the Company as defined in the 1940 Act.

     The other officers of the Company are as follows:

          Edward J. Roach is Vice President and Treasurer of the Company.

          W. Bruce McConnel, III, Secretary of the Company, is a partner of the law firm of Drinker Biddle & Reath, Philadelphia, Pennsylvania.

INVESTMENT ADVISER AND SUB-ADVISER

     PIMC, a wholly-owned subsidiary of PNC Bank, serves as the Fund's investment adviser. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank serves as the Fund's sub-adviser. PNC Bank is one of the largest bank managers of investments for individuals in the United States, and together with its predecessors has been in the business of managing the investments of fiduciary and other accounts since 1847. PNC Bank is a wholly-owned, indirect subsidiary of PNC Bank Corp., and has its principal offices at Broad and Chestnut Streets, Philadelphia, Pennsylvania 19102. PNC Bank Corp. is a multi-bank holding company. PIMC and PNC Bank also serve as adviser and sub-adviser, respectively, to the Company's T-Fund, FedCash, T-Cash, Federal Trust Fund and Treasury Trust Fund portfolios.

     PNC Bank Corp., headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts and Florida. Its major businesses include corporate banking, consumer banking, mortgage banking and asset management.

     PNC Financial Services Group is PNC Bank Corp.'s mutual fund complex, headquartered in Wilmington, Delaware. This group includes PIMC, PFPC, and PNC Bank. In 1973, Provident National Bank (predecessor to PNC Bank) commenced advising the first institutional money market mutual fund -- a U.S. dollar-denominated constant net asset value fund -- offered in the United States.

     The PNC Financial Services Group is one of the largest U.S. bank managers of mutual funds with assets currently under management in excess of $30 billion. This group, through PFPC and PFPC International Ltd, is also a leading mutual fund service provider having contractual relationships with approximately 370 mutual funds with 3.5 million shareholders and in excess of $101 billion in assets, including some $2 billion in non-U.S. assets. This group, through its PNC Institutional Investment Service, provides investment research to some 250 financial institutions located in the United States and abroad. PNC Bank provides custodial services for approximately $210 billion in assets, including $160 billion in mutual fund assets.

     As adviser, PIMC manages the Fund's portfolio and is responsible for all purchases and sales of the Fund's portfolio securities. PIMC also maintains certain of the Fund's financial accounts and records and computes the Fund's net asset value and net income. For the advisory services provided and expenses assumed by it, PIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. PIMC and the administrators may from time to time reduce the advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived or expenses reimbursed by PIMC and the administrators with respect to a particular fiscal year are not recoverable. For the fiscal year ended October 31, 1995, the Fund paid investment advisory fees aggregating .07% of its average net assets.

     As sub-adviser, PNC Bank provides research, credit analysis and recommendations with respect to the Fund's investments, and supplies PIMC with certain computer facilities, personnel and other services. For its sub-advisory services, PNC Bank is entitled to receive from PIMC an amount equal to 75% of the advisory fee paid by the Fund to PIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by PIMC to PNC Bank have no effect on the advisory fees payable by the Fund to PIMC. PNC Bank also serves as the Fund's custodian. The services provided by PNC Bank and PIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

ADMINISTRATORS

     PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, and PDI whose principal business address is 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087, serve as administrators. PFPC is an indirect wholly-owned subsidiary of PNC Bank Corp. A majority of the outstanding stock of PDI is owned by its officers. The administrative services provided by the administrators, which are described more fully in the Statement of Additional Information, include providing and supervising the operation of an automated data processing system to process purchase and redemption orders; assisting in maintaining the Fund's Wilmington, Delaware office; performing administrative services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund; accumulating information for and coordinating the preparation of reports to the Fund's shareholders and the SEC; and maintaining the registration or qualification of the Fund's shares for sale under state securities laws. PFPC and PDI are each responsible for carrying out the duties undertaken pursuant to the Administration Agreement with the Fund.

     For their administrative services, the administrators are entitled jointly to receive a fee computed daily and payable monthly. (For information regarding the administrators' waivers and expense reimbursements, see "Investment Adviser and Sub-Adviser" above.) The Fund also reimburses each administrator for its reasonable out-of-pocket expenses incurred in connection with the Funds' computer access program. For the fiscal year ended October 31, 1995, the Fund paid administration fees aggregating .07% of its average net assets.

     PFPC also serves as transfer agent, registrar and dividend disbursing agent. PFPC's address is P.O. Box 8950, Wilmington, Delaware 19885-9628. The services provided by PFPC and PDI and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

DISTRIBUTOR

     PDI serves as distributor of the Fund's shares. Its principal offices are located at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087. Fund shares are sold on a continuous basis by the distributor as agent. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for continued registration of the Fund's shares) and of printing and distributing all sales literature. No compensation is payable by the Fund to the distributor for its distribution services.

SERVICE ORGANIZATIONS

     Institutional investors, such as banks, savings and loan associations and other financial institutions, including affiliates of PNC Bank Corp. ("Service Organizations"), may purchase Dollar Shares. Dollar Shares are identical in all respects to FedFund Shares except that they bear the service fees described below and enjoy certain exclusive voting rights on matters relating to these fees. The Fund will enter into an agreement with each Service Organization which purchases Dollar Shares requiring it to provide support services to its customers who are the beneficial owners of such shares in consideration of the Fund's payment of .25% (on an annualized basis) of the average daily net asset value of the Dollar Shares held by the Service Organization for the benefit of customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Funds--Service Organizations," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in Dollar Shares; and providing sub-accounting or the information necessary for sub-accounting with respect to Dollar Shares beneficially owned by customers. Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investments in Dollar Shares. FedFund Shares are sold to institutions that have not entered into servicing agreements with the Fund in connection with their investments.

EXPENSES

     Except as noted above and in the Statement of Additional Information, the Fund's service contractors bear all expenses in connection with the performance of their services. Similarly, the Fund bears the expenses incurred in its operations. For the fiscal year ended October 31, 1995, the Fund's total expenses with respect to FedFund Shares and Dollar Shares were .18% and .43% (net of fee waivers of .11% and .11%, respectively) of the average net assets of the FedFund Shares and the FedFund Dollar Shares, respectively. With regard to fees paid exclusively by Dollar Shares, see "Service Organizations" above.

BANKING LAWS

     Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company engaged continuously in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Fund shares. Such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company for or upon the order of customers. PNC Bank, PIMC and PFPC, as well as some Service Organizations, are subject to such banking laws and regulations, but believe they may perform the services for the Fund contemplated by their respective agreements, this Prospectus and the Statement of Additional Information without violating applicable banking laws or regulations.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of bank Service Organizations in connection with the provision of support services to their customers, the Fund might be required to alter or discontinue its arrangements with Service Organizations and change its method of operations with respect to Dollar Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.

                                   DIVIDENDS

     Shareholders of the Fund are entitled to dividends and distributions arising only from the net investment income and capital gains, if any, earned on investments held by the Fund. The Fund's net investment income is declared daily as a dividend to its shareholders of record at the close of business on the day of declaration. Shares begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class. The Fund does not expect to realize net long-term capital gains.

     Dividends are determined in the same manner for each class of shares of the Fund. Dollar Shares bear all the expense of fees paid to Service Organizations and as a result, at any given time, the net yield on Dollar Shares will be approximately .25% lower than the net yield on FedFund Shares.

     Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to PFPC at P.O. Box 8950, Wilmington, Delaware 19885-9628, and will become effective after its receipt by PFPC with respect to dividends paid.

     PFPC, as transfer agent, will send each Fund shareholder or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax qualification.

                                     TAXES

     The Fund qualified in its last taxable year and intends to qualify in future years as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the

"Code"). A regulated investment company is generally exempt from federal income tax on amounts distributed to its shareholders.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders at least 90% of its investment company taxable income for such year. In general, the Fund's investment company taxable income will be its taxable income (including interest and short-term capital gains, if any), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund intends to distribute substantially all of its investment company taxable income each year. Such distributions will be taxable as ordinary income to the Fund's shareholders that are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) It is anticipated that none of the Fund's distributions will be eligible for the dividends received deduction for corporations. The Fund does not expect to realize long-term capital gains and, therefore, does not contemplate payment of any "capital gain dividends," as described in the Code.

     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year, in the event such dividends are actually paid during January of the following year.

     The foregoing discussion is only a brief summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. As indicated above, IRAs receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisors with specific reference to their own tax situations.

                                     YIELDS

     From time to time, in advertisements or in reports to shareholders, "yields" and "effective yields" for FedFund Shares and Dollar Shares may be quoted. Yield quotations are computed separately for FedFund Shares and Dollar Shares. The "yield" for a particular class or sub-class of Fund shares refers to the income generated by an investment in such shares over a specified period (such as a seven-day period). This income is then "annualized"; that is, the amount of income generated by the investment during that period is assumed to be generated for each such period over a 52-week or one-year period and is shown as a percentage of the investment. The "effective-yield" is calculated similarly but, when annualized, the income earned by an investment in a particular class or sub-class is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     The Fund's yields may be compared to those of other mutual funds with similar objectives, to stock or other relevant indices, or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data are reported in national financial publications such as IBC/Donoghue's Money Fund Report(R), The

Wall Street Journal, and The New York Times, reports prepared by Lipper Analytical Services, Inc., and publications of a local or regional nature.

     The Fund's yield figures for FedFund Shares and FedFund Dollar Shares represent the Fund's past performance, will fluctuate, and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. Any fees charged by Service Organizations or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in the Fund's yields; and, such fees, if charged, would reduce the actual return received by customers on their investments. The methods used to compute the Fund's yields are described in more detail in the Statement of Additional Information. Investors may call 800-821-6006 (FedFund Shares code: 30; FedFund Dollar Shares code: 31) to obtain current yield information.

                    DESCRIPTION OF SHARES AND MISCELLANEOUS

     The Company is a Pennsylvania business trust established on May 14, 1975. Effective March 2, 1987, the Company's name was changed from Trust for Short-Term Federal Securities to Trust for Federal Securities. The Company commenced operations of the Fund in October, 1975.

     The Company's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Company and to classify or reclassify any unissued shares into one or more additional classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of twelve classes of shares designated as FedFund, FedFund Dollar, T-Fund, T-Fund Dollar, FedCash, FedCash Dollar, T-Cash, T-Cash Dollar, Federal Trust, Federal Trust Dollar, Treasury Trust and Treasury Trust Dollar. The Declaration of Trust further authorizes the trustees to classify or reclassify any class of shares into one or more sub-classes.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE FUND. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING THE COMPANY'S T-FUND, FEDCASH, T-CASH, FEDERAL TRUST FUND, AND TREASURY TRUST FUND PORTFOLIOS MAY OBTAIN SEPARATE PROSPECTUSES DESCRIBING THOSE PORTFOLIOS BY CALLING THE DISTRIBUTOR AT 800-998-7633.

     The Company does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a member of the Board of Trustees upon written request of shareholders owning at least 10% of the outstanding shares of the Company entitled to vote.

     Each Fund Share represents an equal proportionate interest in the assets belonging to the Fund. Each share is without par value and has no preemptive or conversion rights. When issued for payment as described in this Prospectus, shares will be fully paid and non-assessable.

     Holders of the Company's FedFund Shares and FedFund Dollar Shares will vote in the aggregate and not by class or sub-class on all matters, except where otherwise required by law and except that only Dollar Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations. Further, shareholders of all of the Company's portfolios will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. (See the Statement of Additional Information under "Additional Description Concerning Fund Shares" for examples where the 1940 Act requires voting by portfolio.) Shareholders of the Company are entitled to one vote for each full share held (irrespective of class, sub-class, or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of the Company may elect all of the trustees.

     For information concerning the redemption of Fund shares and possible restrictions on their transferability, see "Purchase and Redemption of Shares."

     As stated above, the Company is organized as a trust under the laws of the Commonwealth of Pennsylvania. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Company's Declaration of Trust provides for indemnification out of the trust property of any shareholder of the Fund held personally liable solely by reason of being or having been a shareholder and not because of any acts or omissions or some other reason.

       NO PERSON HAS BEEN AUTHORIZED
       TO GIVE ANY INFORMATION OR TO
       MAKE ANY REPRESENTATIONS NOT
       CONTAINED IN THIS PROSPECTUS,
       OR IN THE FUND'S STATEMENT OF
       ADDITIONAL INFORMATION
       INCORPORATED HEREIN BY
       REFERENCE, IN CONNECTION WITH
       THE OFFERING MADE BY THIS
       PROSPECTUS AND, IF GIVEN OR
       MADE, SUCH INFORMATION OR
       REPRESENTATIONS MUST NOT BE
       RELIED UPON AS HAVING BEEN
       AUTHORIZED BY THE COMPANY OR
       ITS DISTRIBUTOR. THIS
       PROSPECTUS DOES NOT
       CONSTITUTE AN OFFERING BY THE
       COMPANY OR BY THE DISTRIBUTOR
       IN ANY JURISDICTION IN WHICH
       SUCH OFFERING MAY NOT
       LAWFULLY BE MADE.

     ---------------------------------------------------------------------------
             TABLE OF CONTENTS

                                          PAGE
                                         ------
         Background and Expense
           Information...................      2
         Financial Highlights............      3
         Investment Objective and
           Policies......................      5
         Purchase and Redemption of
           Shares........................      7
         Management of the Fund..........      9
         Dividends.......................     12
         Taxes...........................     12
         Yields..........................     13
         Description of Shares and
           Miscellaneous.................     14

       PIF-P-003

                                                        FEDFUND

                                                AN INVESTMENT PORTFOLIO
                                                      OFFERED BY
                                             TRUST FOR FEDERAL SECURITIES

                                          [PROVIDENT INSTITUTIONAL FUNDS LOGO]
                                                      Prospectus
                                                   February 28, 1996

                                     T-Fund
                       An Investment Portfolio Offered By
                          Trust for Federal Securities

Bellevue Park Corporate Center                For purchase and redemption orders only call:
400 Bellevue Parkway                          800-441-7450 (in Delaware: 302-791-5350).
Suite 100                                     For yield information call: 800-821-6006
Wilmington, DE 19809                          (T-Fund shares code: 60; T-Fund Dollar shares
                                              code: 61).
                                              For other information call: 800-821-7432.

     Trust for Federal Securities (the "Company") is a no-load, diversified, open-end investment company that currently offers shares in six separate investment portfolios. The shares described in this Prospectus represent interests in the T-Fund portfolio (the "Fund"), a money market portfolio.

     The Fund's investment objective is to seek current income with liquidity and security of principal. The Fund invests in a portfolio consisting of U.S. Treasury bills, notes and direct obligations of the U.S. Treasury and repurchase agreements relating to direct Treasury obligations.

     Fund shares may not be purchased by individuals directly, but institutional investors may purchase shares for accounts maintained by individuals. In addition to T-Fund Shares, investors may purchase T-Fund "Dollar Shares" which accrue daily dividends in the same manner as T-Fund Shares but bear all fees payable by the Fund to institutional investors for certain services they provide to the beneficial owners of such Shares. (See "Management of the Fund--Service Organizations.")

     PNC Institutional Management Corporation ("PIMC") and PNC Bank, National Association ("PNC Bank") serve as the Fund's adviser and sub-adviser, respectively. PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators. PDI also serves as the Fund's distributor.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED,
   ENDORSED, OR OTHERWISE SUPPORTED BY PNC BANK CORP. OR ITS AFFILIATES, OR
     THE U.S. GOVERNMENT, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
       DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY
         OTHER AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT
            RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE
              CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO
                  MAINTAIN ITS NET ASSET VALUE OF $1.00 PER
                                     SHARE.

     This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information currently dated February 28, 1996, has been filed with the Securities and Exchange Commission and is available to investors without charge by calling the Fund at 800-821-7432. The Statement of Additional Information, as amended from time to time, is incorporated in its entirety by reference into this Prospectus.
                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
     NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
       SECURITIES COMMISSION PASSED UPON THE ACCURACY
         OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------
                               February 28, 1996

                       BACKGROUND AND EXPENSE INFORMATION

     Two classes of shares are offered by this Prospectus: T-Fund Shares and T-Fund Dollar Shares. Shares of each class represent equal, pro rata interests in the Fund and accrue daily dividends in the same manner except that the Dollar shares bear fees payable by the Fund (at the rate of .25% per annum) to institutional investors for services they provide to the beneficial owners of such shares. (See "Management of the Fund -- Service Organizations.")

                                EXPENSE SUMMARY

                                                                                        T-FUND
                                                                      T-FUND            DOLLAR
                                                                      SHARES            SHARES
                                                                   ------------      ------------
                 ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------------
(as a percentage of average net assets)
     Management Fees (net of waivers)...........................           .07 %             .07 %
     Other Expenses.............................................           .13 %             .38 %
          Administration Fees (net of waivers)..................   .07 %             .07 %
          Shareholder Servicing Fees............................     0 %             .25 %
          Miscellaneous.........................................   .04 %             .04 %
                                                                   ----              ----
     Total Fund Operating Expenses (net of waivers).............           .20 %             .45 %
                                                                           ===               ===

------------

                      EXAMPLE                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------   ------    -------    -------    --------
You would pay the following expenses on a $1,000
  investment, assuming (1) a 5% annual return and
  (2) redemption at the end of each time period with
  respect to the following shares:
     T-Fund Shares:                                      $2        $ 6        $11        $ 26
     T-Fund Dollar Shares:                               $5        $14        $25        $ 57

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LESSER THAN THOSE SHOWN.

     The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The table is based on expenses incurred by the T-Fund Shares and Dollar Shares during the last fiscal year, restated to reflect the expenses which each class of shares expects to incur during the current fiscal year. In addition, institutional investors may charge fees for providing administrative services in connection with their customers' investment in Dollar Shares. Absent fee waivers, Management and Administration fees for T-Fund Shares and Dollar Shares each would have been .13% and Total Fund Operating Expenses would have been .29% and .54%, respectively. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" in this Prospectus and the Statement of Additional Information and the financial statements and related notes contained in the Statement of Additional Information.) The investment adviser and administrators may from time to time waive the advisory and administration fees otherwise payable to them or may reimburse the fund for its operating expenses. The foregoing table has not been audited by the Fund's independent accountants.

                              FINANCIAL HIGHLIGHTS

     The following financial highlights for T-Fund Shares have been derived from the financial statements of the Fund for the fiscal year ended October 31, 1995, and for each of the nine preceding fiscal years, and for T-Fund Dollar Shares for the fiscal year ended October 31, 1995 and for each of the nine preceding fiscal years and the fiscal period ended October 31, 1986 (commencement of Fund operations). The financial highlights for the fiscal years set forth below have been audited by Coopers & Lybrand L.L.P. independent accountants whose report on the financial statements and financial highlights (for the most recent five years) of the Fund is included in the Statement of Additional Information. The tables should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders, which may be obtained without charge by calling 800-821-7432.

                          TRUST FOR FEDERAL SECURITIES
                              Financial Highlights
                (For a Share Outstanding Throughout Each Period)

                                 T-FUND SHARES

                                                                     YEAR ENDED OCTOBER 31,
                                        ------------------------------------------------------------------------------
                                           1995             1994             1993             1992             1991
                                        ----------       ----------       ----------       ----------       ----------
Net Asset Value, Beginning of Period...  $     1.00      $     1.00       $     1.00       $     1.00       $     1.00
                                        -----------      ----------       ----------       ----------       ----------
Income From Investment Operations:
  Net Investment Income................       .0565           .0368            .0303            .0392            .0626
                                        -----------      ----------       ----------       ----------       ----------
  Total From Investment Operations.....       .0565           .0368            .0303            .0392            .0626
                                        -----------      ----------       ----------       ----------       ----------
Less Distributions:
Dividends to Shareholders from:
  Net Investment Income................      (.0565)         (.0368)          (.0303)          (.0392)          (.0626)
                                        -----------      ----------       ----------       ----------       ----------
  Total Distributions..................      (.0565)         (.0368)          (.0303)          (.0392)          (.0626)
                                        -----------      ----------       ----------       ----------       ----------
Net Asset Value, End of Period.........  $     1.00      $     1.00       $     1.00       $     1.00       $     1.00
                                         ==========       =========        =========        =========        =========
Total Return...........................        5.80%           3.75%            3.07%            3.99%            6.44%
Ratios/Supplemental Data
  Net Assets, End of Period (in 000s)..  $1,211,220      $1,035,172       $1,361,624       $1,327,743       $1,592,750
  Ratio of Expenses to Average Net
    Assets.............................         .18%(1)         .18%(1)          .20%(1)          .28%             .30%
  Ratio of Net Investment Income to
    Average Net Assets.................        5.66%           3.65%            3.03%            3.93%            6.26%


                                                                     YEAR ENDED OCTOBER 31,
                                        ------------------------------------------------------------------------------
                                           1990             1989             1988             1987             1986
                                        ----------       ----------       ----------       ----------       ----------
Net Asset Value, Beginning of Period... $     1.00       $     1.00       $     1.00       $     1.00       $     1.00
                                        ----------       ----------       ----------       ----------       ----------
Income From Investment Operations:
  Net Investment Income................      .0799            .0880            .0692            .0606            .0676
                                        ----------       ----------       ----------       ----------       ----------
  Total From Investment Operations.....      .0799            .0880            .0692            .0606            .0676
                                        ----------       ----------       ----------       ----------       ----------
Less Distributions:
Dividends to Shareholders from:
  Net Investment Income................     (.0799)          (.0880)          (.0692)          (.0606)          (.0676)
                                        ----------       ----------       ----------       ----------       ----------
  Total Distributions..................     (.0799)          (.0880)          (.0692)          (.0606)          (.0676)
                                        ----------       ----------       ----------       ----------       ----------
Net Asset Value, End of Period......... $     1.00       $     1.00       $     1.00       $     1.00       $     1.00
                                         =========        =========        =========        =========        =========
Total Return...........................       8.29%            9.17%            7.14%            6.23%            6.97%
Ratios/Supplemental Data
  Net Assets, End of Period (in 000s).. $1,497,476       $1,422,788       $1,793,479       $1,737,258       $1,680,120
  Ratio of Expenses to Average Net
    Assets.............................        .30%(1)          .30%(1)          .30%(1)          .30%(1)          .33%
  Ratio of Net Investment Income to
    Average Net Assets.................       7.99%            8.80%            6.91%            6.05%            6.72%

------------
(1) Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets would have been .29%, .29%, .28%, .34%, .35%, .33%, and .33%, respectively, for each of the years ended October 31, 1995, 1994, 1993, 1990, 1989, 1988 and 1987, respectively, for T-Fund
    Shares.

                          TRUST FOR FEDERAL SECURITIES

                              Financial Highlights
                (For a Share Outstanding Throughout Each Period)

                              T-FUND DOLLAR SHARES

                                                                            T-FUND DOLLAR SHARES
                                                                           YEAR ENDED OCTOBER 31,
                                                     -------------------------------------------------------------------
                                                      1995           1994           1993           1992           1991
                                                     -------        -------        -------        -------        -------
Net Asset Value, Beginning of Period................ $  1.00        $  1.00        $  1.00        $  1.00        $  1.00
                                                     -------        -------        -------        -------        -------
Income From Investment Operations:
 Net Investment Income..............................   .0540          .0343          .0278          .0367          .0601
                                                     -------        -------        -------        -------        -------
 Total From Investment Operations...................   .0540          .0343          .0278          .0367          .0601
                                                     -------        -------        -------        -------        -------
Less Distributions:
Dividends to Shareholders from:
 Net Investment Income..............................  (.0540)        (.0343)        (.0278)        (.0367)        (.0601)
                                                     -------        -------        -------        -------        -------
 Total Distributions................................  (.0540)        (.0343)        (.0278)        (.0367)        (.0601)
                                                     -------        -------        -------        -------        -------
Net Asset Value, End of Period...................... $  1.00        $  1.00        $  1.00        $  1.00        $  1.00
                                                     ========       ========       ========       ========       ========
 Total Return.......................................    5.55%          3.50%          2.82%          3.74%          6.19%
 Ratios/Supplemental Data
 Net Assets, End of Period
   (in 000s)........................................ $82,502        $22,195        $13,328        $ 4,915        $40,372
 Ratio of Expenses to Average Net Assets............     .43%(1)        .43%(1)        .45%           .53%           .55%
 Ratio of Net Investment Income to Average Net
   Assets...........................................    5.41%          3.40%          2.78%          3.68%          6.01%

                                                                    T-FUND DOLLAR SHARES
                                                                   YEAR ENDED OCTOBER 31,                        JANUARY 6, 1986
                                                    ------------------------------------------------------             TO
                                                       1990             1989           1988         1987        OCTOBER 31, 1986
                                                    ----------         -------       -------       -------      -----------------
Net Asset Value, Beginning of Period............... $     1.00         $  1.00       $  1.00       $  1.00           $  1.00
                                                    ----------         -------       -------       -------           -------
Income From Investment Operations:
 Net Investment Income.............................      .0774           .0855         .0667         .0581             .0520
                                                    ----------         -------       -------       -------           -------
 Total From Investment Operations..................      .0774           .0855         .0667         .0581             .0520
                                                    ----------         -------       -------       -------           -------
Less Distributions:
Dividends to Shareholders from:
 Net Investment Income.............................     (.0774)         (.0855)       (.0667)       (.0581)           (.0520)
                                                    ----------         -------       -------       -------           -------
 Total Distributions...............................     (.0774)         (.0855)       (.0667)       (.0581)           (.0520)
                                                    ----------         -------       -------       -------           -------
Net Asset Value, End of Period..................... $     1.00         $  1.00       $  1.00       $  1.00           $  1.00
                                                      ========         ========      ========      ========         ==========
 Total Return......................................       8.04%           8.92%         6.89%         5.98%             5.32%
 Ratios/Supplemental Data
 Net Assets, End of Period
   (in 000s)....................................... $   27,116         $42,439       $52,083       $30,686           $ 4,259
 Ratio of Expenses to Average Net Assets...........        .55%(1)         .55%(1)       .55%(1)       .55%(1)           .58%(2)
 Ratio of Net Investment Income to Average Net
   Assets..........................................       7.74%           8.55%         6.66%         5.80%             6.27%(2)

---------------

(1) Without the waiver of advisory and administration fees, the ratios of expenses to average daily net assets would have been .54%, .54%, .53%, .59%, .60%, .58% and .58%, respectively, for each of the years ended October 31, 1995, 1994, 1993, 1990, 1989, 1988 and 1987 for T-Fund Dollar
    Shares.

(2) Annualized.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to seek current income with liquidity and security of principal. The Fund invests solely in direct obligations of the U.S. Treasury, such as Treasury bills and notes and repurchase agreements relating to direct Treasury obligations. Portfolio obligations held by the Fund have remaining maturities of 397 days (thirteen months) or less (with certain exceptions), subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") and other rules of the Securities and Exchange Commission (the "SEC").

     Securities issued or guaranteed by the U.S. Government have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. To the extent consistent with its investment objectives, the Fund may invest in Treasury receipts and other "stripped" securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Currently, the Fund only invests in "stripped" securities issued or guaranteed by the U.S. Government which are registered under the STRIPS program. The principal and interest components may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

     The Fund may purchase government securities from primary dealers of the Federal Reserve Bank of New York, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The securities subject to a repurchase agreement may bear maturities exceeding thirteen months, provided the repurchase agreement itself matures in one year or less. The Fund will not invest more than 10% of the value of its net assets in repurchase agreements which do not provide for settlement within seven days. The seller under a repurchase agreement will be required to maintain the value of the underlying securities subject to the agreement at not less than 102% of the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

     The Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued securities for speculative purposes or as a means of leverage, but only in furtherance of its investment objective.

INVESTMENT LIMITATIONS

     The Fund's investment objective and policies described above are not fundamental and may be changed by the Company's Board of Trustees without a vote of shareholders. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The Fund's investment limitations summarized below may not be changed without the affirmative vote of the holders of a majority of its outstanding shares. (A complete list of the investment limitations that cannot be changed without a vote of shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

The Fund may not:

     1. Purchase securities other than direct obligations of the U.S. Treasury such as Treasury bills and notes, some of which may be subject to repurchase agreements.

     2. Borrow money except from banks for temporary purposes and then in an amount not exceeding 10% of the value of the Fund's total assets, or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing.

     3. Make loans except that the Fund may purchase or hold debt obligations in accordance with its investment objective and policies, may enter into repurchase agreements for securities.

                       PURCHASE AND REDEMPTION OF SHARES

PURCHASE PROCEDURES

     Fund shares are sold at the net asset value per share next determined after receipt of a purchase order by PFPC, the Fund's transfer agent. Purchase orders for shares are accepted only on days on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia, are open for business (a "Business Day") and must be transmitted to PFPC in Wilmington, Delaware, by telephone (800-441-7450; in Delaware: 302-791-5350) or through the Fund's computer access program. Orders received before 12:00 noon, Eastern time, for which payment has been received by PNC Bank the Fund's custodian will be executed at 12:00 noon. Orders received after 12:00 noon and before 3:00 P.M., Eastern time (or orders received earlier in the same day for which payment has not been received by 12:00 noon), will be executed at 4:00 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 4:00 P.M., Eastern time, will not be accepted, and notice thereof will be given to the institution placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) The Fund may in its discretion reject any order for shares.

     Payment for Fund shares may be made only in federal funds or other funds immediately available to PNC Bank. The minimum initial investment by an institution is $3 million for T-Fund Shares and $5,000 for Dollar Shares; however, broker-dealers and other institutional investors may set a higher minimum for their customers. There is no minimum subsequent investment. The Fund, at its discretion, may reduce the minimum initial investment for T-Fund Shares for specific institutions whose aggregate relationship with the Provident Institutional Funds is substantially equivalent to this $3 million minimum and warrants this reduction.

     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Dollar Shares. (See also "Management of the Fund -- Service Organizations.") Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult their legal advisors before investing fiduciary funds in Dollar Shares. (See also "Management of the Fund -- Banking Laws.")

REDEMPTION PROCEDURES

     Redemption orders must be transmitted to PFPC in Wilmington, Delaware, in the manner described under "Purchase Procedures." Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order. While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.

     Payment for redeemed shares for which a redemption order is received by PFPC by 3:00 P.M., Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same business day. Payment for redemption orders which are received between 3:00 P.M. and 4:00 P.M., Eastern time, or on a day when PNC Bank is closed, is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.

     The Fund shall have the right to redeem shares in any account if the value of the account is less than $1,000 after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value per share next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its account to $1,000 or more, no such redemption shall take place. Moreover, if a shareholder's T-Fund Shares account falls below an average of $100,000 in any particular calendar month, the account may be charged an account maintenance fee with respect to that month. In addition, the Fund may also redeem shares involuntarily or suspend the right of redemption under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

OTHER MATTERS

     The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by PIMC as of 12:00 noon and 4:00 P.M., Eastern time, on each day on which both the Federal Reserve Bank of Philadelphia and the New York Stock Exchange are open for business. Currently, one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veteran's Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is calculated by adding the value of all securities and other assets belonging to the Fund, subtracting liabilities attributable to each class, and dividing the result by the total number of the outstanding shares of each class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional

Purchase and Redemption Information." The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined independently of the net asset values of the shares of the Company's other investment portfolios.

     Fund shares are sold and redeemed without charge by the Fund. Institutional investors purchasing or holding Fund shares for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

     The business and affairs of the Fund are managed under the direction of the Company's Board of Trustees. The trustees of the Company are as follows:

          Philip E. Coldwell is an economic consultant and a former Member of the Board of Governors of the Federal Reserve System.

          Robert R. Fortune is a financial consultant and former Chairman, President and Chief Executive Officer of Associated Electric & Gas Insurance Services Limited.

          Rodney D. Johnson is President of Fairmount Capital Advisors, Inc.

          G. Willing Pepper, Chairman of the Board and President of the Company, is a retired President of Scott Paper Company.

     Mr. Pepper is considered by the Company to be an "interested person" of the Company as defined in the 1940 Act.

     The other officers of the Company are as follows:

          Edward J. Roach is Vice President and Treasurer of the Company.

          W. Bruce McConnel, III, Secretary of the Company, is a partner of the law firm of Drinker Biddle & Reath, Philadelphia, Pennsylvania.

INVESTMENT ADVISER AND SUB-ADVISER

     PIMC, a wholly-owned subsidiary of PNC Bank, serves as the Fund's investment adviser. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank serves as the Fund's sub-adviser. PNC Bank is one of the largest bank managers of investments for individuals in the United States, and together with its predecessors has been in the business of managing the investments of fiduciary and other accounts since 1847. PNC Bank is a wholly-owned, indirect subsidiary of PNC Bank Corp. and has its principal offices at Broad and Chestnut Streets, Philadelphia, Pennsylvania 19102. PNC Bank Corp. is a multi-bank holding company. PIMC and PNC Bank also serve as adviser and sub-adviser, respectively, to the Company's FedFund, FedCash, T-Cash, Federal Trust Fund and Treasury Trust Fund portfolios.

     PNC Bank Corp., headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts and Florida. Its major businesses include corporate banking, consumer banking, mortgage banking and asset management.

     PNC Financial Services Group is PNC Bank Corp.'s mutual fund complex, headquartered in Wilmington, Delaware. This group includes PIMC, PFPC and PNC Bank. In 1973, Provident National Bank (predecessor to PNC Bank) commenced advising the first institutional money market mutual fund -- a U.S. dollar-denominated constant net asset value fund -- offered in the United States.

     The PNC Financial Services Group is one of the largest U.S. bank managers of mutual funds with assets currently under management in excess of $30 billion. This group, through PFPC and PFPC International Ltd, is also a leading mutual fund service provider having contractual relationships with approximately 370 mutual funds with 3.5 million shareholders and in excess of $101 billion in assets, including some $2 billion in non-U.S. assets. This group, through its PNC Institutional Investment Service, provides investment research to some 250 financial institutions located in the United States and abroad. PNC Bank provides custodial services for approximately $210 billion in assets, including $160 billion in mutual fund assets.

     As adviser, PIMC manages the Fund's portfolio and is responsible for all purchases and sales of the Fund's portfolio securities. PIMC also maintains certain of the Fund's financial accounts and records and computes the Fund's net asset value and net income. For the advisory services provided and expenses assumed by it, PIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. PIMC and the administrators may from time to time reduce the advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived by PIMC with respect to a particular fiscal year are not recoverable. For the fiscal year ended October 31, 1995, the Fund paid investment advisory fees aggregating .07% of its average net assets.

     As sub-adviser, PNC Bank provides research, credit analysis and recommendations with respect to the Fund's investments, and supplies PIMC with certain computer facilities, personnel and other services. For its sub-advisory services, PNC Bank is entitled to receive from PIMC an amount equal to 75% of the advisory fee paid by the Fund to PIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by PIMC to PNC Bank have no effect on the advisory fees payable by the Fund to PIMC. PNC Bank also serves as the Fund's custodian. The services provided by PNC Bank and PIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

ADMINISTRATOR

     PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, and PDI whose principal business address is 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087, serve as administrators. PFPC is an indirect wholly-owned subsidiary of PNC Bank Corp. A majority of the outstanding stock of PDI is owned by its officers. The administrative services provided by the administrators, which are described more fully in the Statement of Additional Information, include providing and supervising the operation of an automated data processing system to process purchase and redemption orders; assisting in maintaining the Fund's Wilmington, Delaware office; performing administrative services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund; accumulating information for and coordinating the preparation of reports to the Fund's shareholders and the SEC; and maintaining the registration or qualification of the Fund's shares for sale under state securities laws. PFPC and PDI are each responsible for carrying out the duties undertaken pursuant to the Administration Agreement with the Fund.

     For their administrative services, the administrators are entitled jointly to receive a fee computed daily and payable monthly. (For information regarding the administrators' waivers and expense reimbursements, see "Investment Adviser and Sub-Adviser" above.) The Fund also reimburses each administrator for its reasonable out-of-pocket expenses incurred in connection with the Funds' computer access program. For the fiscal year ended October 31, 1995, the Fund paid administration fees aggregating .07% of its average net assets.

     PFPC also serves as transfer agent, registrar and dividend disbursing agent. PFPC's address is P.O. Box 8950, Wilmington, Delaware 19885-9628. The services provided by PFPC and PDI and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

DISTRIBUTOR

     PDI serves as distributor of the Fund's shares. Its principal offices are located at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087. Fund shares are sold on a continuous basis by the distributor as agent. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature. No compensation is payable by the Fund to the distributor for its distribution services.

SERVICE ORGANIZATIONS

     Institutional investors, such as banks, savings and loan associations and other financial institutions, including affiliates of PNC Bank Corp. ("Service Organizations"), may purchase Dollar Shares. Dollar Shares are identical in all respects to T-Fund Shares except that they bear the service fees described below and enjoy certain exclusive voting rights on matters relating to these fees. The Fund will enter into an agreement with each Service Organization which purchases Dollar Shares requiring it to provide support services to its customers who are the beneficial owners of such shares in consideration of the Fund's payment of
 .25% (on an annualized basis) of the average daily net asset value of the Dollar Shares held by the Service Organization for the benefit of customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Funds--Service Organizations," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in Dollar Shares; and providing sub-accounting or the information necessary for sub-accounting with respect to Dollar Shares beneficially owned by customers. Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investments in Dollar Shares.

T-Fund Shares are sold to institutions that have not entered into servicing agreements with the Fund in connection with their investments.

EXPENSES

     Except as noted above and in the Statement of Additional Information, the Fund's service contractors bear all expenses in connection with the performance of their services. Similarly, the Fund bears the expenses incurred in its operations. For the fiscal year ended October 31, 1995, the Fund's total expenses with respect to T-Fund Shares and Dollar Shares were .18% and .43% net of waivers of .11% and .11%, respectively of the average net assets of the T-Fund Shares and the T-Fund Dollar Shares respectively. With regard to fees paid exclusively by Dollar Shares, see "Service Organizations" above.

BANKING LAWS

     Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company engaged continuously in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Fund shares. Such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company for or upon the order of customers. PNC Bank, PIMC and PFPC, as well as some Service Organizations, are subject to such banking laws and regulations, but believe they may perform the services for the Fund contemplated by their respective agreements, this Prospectus and the Statement of Additional Information without violating applicable banking laws or regulations.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of bank Service Organizations in connection with the provision of support services to their customers, the Fund might be required to alter or discontinue its arrangements with Service Organizations and change its method of operations with respect to Dollar Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.

                                   DIVIDENDS

     Shareholders of the Fund are entitled to dividends and distributions arising only from the net investment income and capital gains, if any, earned on investments held by the Fund. The Fund's net investment income is declared daily as a dividend to its shareholders of record at the close of business on the day of declaration. Shares begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class. The Fund does not expect to realize net long-term capital gains.

     Dividends are determined in the same manner for each class of shares of the Fund. Dollar Shares bear all the expense of fees paid to Service Organizations and as a result, at any given time, the net yield on Dollar Shares will be approximately .25% lower than the net yield on T-Fund Shares.

     Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to PFPC at P.O. Box 8950, Wilmington, Delaware 19885-9628, and will become effective after its receipt by PFPC with respect to dividends paid.

     PFPC, as transfer agent, will send each Fund shareholder or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax qualification.

                                     TAXES

     The Fund qualified in its last taxable year and intends to qualify in future years as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). A regulated investment company is generally exempt from federal income tax on amounts distributed to its shareholders.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders at least 90% of its investment company taxable income for such year. In general, the Fund's investment company taxable income will be its taxable income (including interest and short-term capital gains, if any), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund intends to distribute substantially all of its investment company taxable income each year. Such distributions will be taxable as ordinary income to the Fund's shareholders that are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) It is anticipated that none of the Fund's distributions will be eligible for the dividends received deduction for corporations. The Fund does not expect to realize long-term capital gains and, therefore, does not contemplate payment of any "capital gain dividends," as described in the Code.

     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year, in the event such dividends are actually paid during January of the following year.

     The foregoing discussion is only a brief summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. As indicated above, IRAs receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisors with specific reference to their own tax situations.

                                     YIELDS

     From time to time, in advertisements or reports to Shareholders, "yields" and "effective yields" for T-Fund Shares and Dollar Shares may be quoted. Yield quotations are computed separately for T-Fund Shares and Dollar Shares. The "yield" for a particular class or sub-class of Fund shares refers to the income generated by an investment in such shares over a specified period (such as a seven-day period). This income is then "annualized"; that is, the amount of income generated by the investment during that period is assumed to be generated for each such period over a 52-week or one year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a particular class or sub-class of Fund shares is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     The Fund's yields may be compared to those of other mutual funds with similar objectives, to stock or other relevant indices, or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data are reported in national financial publications such as IBC/Donoghue's Money Fund Report(R), The Wall Street Journal, and The New York Times, reports prepared by Lipper Analytical Services, Inc., and publications of a local or regional nature.

     The Fund's yield figures for T-Fund Shares and Dollar Shares represent the Fund's past performance, will fluctuate, and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. Any fees charged by Service Organizations or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in the Fund's yield; and, such fees, if charged, would reduce the actual return received by customers on their investments. The methods used to compute the Fund's yields are described in more detail in the Statement of Additional Information. Investors may call 800-821-6006 (T-Fund Shares code 60: T-Fund Dollar Shares code: 61) to obtain current yield information.

                    DESCRIPTION OF SHARES AND MISCELLANEOUS

     The Company is a Pennsylvania business trust established on May 14, 1975. Effective March 2, 1987, the Company's name was changed from Trust for Short-Term Federal Securities to Trust for Federal Securities. The Company commenced operations of the Fund in March, 1980.

     The Company's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Company and to classify or reclassify any unissued shares into one or more additional classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of twelve classes of shares designated as FedFund, FedFund Dollar, T-Fund, T-Fund Dollar, FedCash, FedCash Dollar, T-Cash, T-Cash Dollar, Federal Trust, Federal Trust Dollar, Treasury Trust and Treasury Trust Dollar. The Declaration of Trust further authorizes the trustees to classify or reclassify any class of shares into one or more sub-classes.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE FUND. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING THE COMPANY'S FEDFUND, FEDCASH, T-CASH, FEDERAL TRUST FUND AND TREASURY TRUST FUND PORTFOLIOS MAY OBTAIN SEPARATE PROSPECTUSES DESCRIBING THOSE PORTFOLIOS BY CALLING THE DISTRIBUTOR AT 800-998-7633.

     The Company does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a member of the Board of Trustees upon written request of shareholders owning at least 10% of the outstanding shares of the Company entitled to vote.

     Each Fund Share represents an equal proportionate interest in the assets belonging to the Fund. Each share is without par value and has no preemptive or conversion rights. When issued for payment as described in this Prospectus, shares will be fully paid and non-assessable.

     Holders of the Company's T-Fund Shares and Dollar Shares will vote in the aggregate and not by class or sub-class on all matters, except where otherwise required by law and except that only Dollar Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations. Further, shareholders of all of the Company's portfolios will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. (See the Statement of Additional Information under "Additional Description Concerning Fund Shares" for examples where the 1940 Act requires voting by portfolio.) Shareholders of the Company are entitled to one vote for each full share held (irrespective of class, sub-class, or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of the Company may elect all of the trustees.

     For information concerning the redemption of Fund shares and possible restrictions on their transferability, see "Purchase and Redemption of Shares."

     As stated above, the Company is organized as a trust under the laws of the Commonwealth of Pennsylvania. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Company's Declaration of Trust provides for indemnification out of the trust property of any shareholder of the Fund held personally liable solely by reason of being or having been a shareholder and not because of any acts or omissions or some other reason.

       NO PERSON HAS BEEN AUTHORIZED
       TO GIVE ANY INFORMATION OR TO
       MAKE ANY REPRESENTATIONS NOT
       CONTAINED IN THIS PROSPECTUS,
       OR IN THE FUND'S STATEMENT OF
       ADDITIONAL INFORMATION
       INCORPORATED HEREIN BY
       REFERENCE, IN CONNECTION WITH
       THE OFFERING MADE BY THIS
       PROSPECTUS AND, IF GIVEN OR
       MADE, SUCH INFORMATION OR
       REPRESENTATIONS MUST NOT BE
       RELIED UPON AS HAVING BEEN
       AUTHORIZED BY THE COMPANY OR
       ITS DISTRIBUTOR. THIS
       PROSPECTUS DOES NOT
       CONSTITUTE AN OFFERING BY THE
       COMPANY OR BY THE DISTRIBUTOR
       IN ANY JURISDICTION IN WHICH
       SUCH OFFERING MAY NOT
       LAWFULLY BE MADE.

     ---------------------------------------------------------------------------
             TABLE OF CONTENTS

                                          PAGE
                                         ------
         Background and Expense
           Information...................      2
         Financial Highlights............      3
         Investment Objective and
           Policies......................      5
         Purchase and Redemption of
           Shares........................      6
         Management of the Fund..........      8
         Dividends.......................     11
         Taxes...........................     12
         Yields..........................     13
         Description of Shares and
           Miscellaneous.................     13

       PIF-P-006

                                                        T-FUND

                                                AN INVESTMENT PORTFOLIO
                                                      OFFERED BY
                                             TRUST FOR FEDERAL SECURITIES

                                         [PROVIDENT INSTITUTIONAL FUNDS LOGO]
                                                      Prospectus
                                                   February 28, 1996

                               FEDFUND AND T-FUND

                        Investment Portfolios Offered By
                          Trust for Federal Securities


                      Statement of Additional Information
                               February __, 1996


                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . . . . . . . . . . .    2

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION  . . . . . . . . . . . . .    6

MANAGEMENT OF THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . .    9

DIVIDENDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22

ADDITIONAL YIELD INFORMATION  . . . . . . . . . . . . . . . . . . . . . .   22

ADDITIONAL DESCRIPTION CONCERNING FUND SHARES . . . . . . . . . . . . . .   24

COUNSEL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25

AUDITORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25

MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25

FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . FS-1


          This Statement of Additional Information is meant to be read in conjunction with the Prospectuses for FedFund and T-Fund dated February __, 1996 and is incorporated by reference in its entirety into those Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of FedFund or T-Fund should be made solely upon the information contained herein. Copies of the Prospectuses for FedFund and T-Fund may be obtained by calling 800-821-7432. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

                                  THE COMPANY

          Trust for Federal Securities (Trust for Short-Term Federal Securities prior to March 2, 1987) is a no-load, diversified, open-end investment company designed primarily as a vehicle by which institutional investors can invest cash reserves in a choice of portfolios consisting of government securities. Trust for Federal Securities (the "Company") consists of six separate investment portfolios--FedFund, T-Fund, FedCash, T-Cash, Federal Trust Fund and Treasury Trust Fund. This Statement of Additional Information relates primarily to the Company's FedFund and T-Fund portfolios (the "Funds").

          The securities held by FedFund consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements relating to such obligations. Securities held by T-Fund are limited to U.S. Treasury bills, notes and other direct obligations of the U.S. Treasury and repurchase agreements relating to direct Treasury obligations. Although both Funds have the same investment adviser and have comparable investment objectives, their yields normally will differ due to their differing cash flows and differences in the specific portfolio securities held.

          THIS STATEMENT OF ADDITIONAL INFORMATION AND THE FUNDS' PROSPECTUSES RELATE PRIMARILY TO THE FUNDS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS RELATING TO THE FUNDS. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING THE COMPANY'S FEDCASH, T-CASH, FEDERAL TRUST FUND OR TREASURY TRUST FUND PORTFOLIOS MAY OBTAIN SEPARATE PROSPECTUSES DESCRIBING THOSE PORTFOLIOS BY CALLING THE DISTRIBUTOR AT 800-998-7633.


                       INVESTMENT OBJECTIVES AND POLICIES

          As stated in the Funds' Prospectuses, the investment objective of each Fund is to seek current income with liquidity and security of principal. The following policies supplement the description in the Prospectuses of the investment objectives and policies of the Funds.

PORTFOLIO TRANSACTIONS

          Subject to the general control of the Company's Board of Trustees, PNC Institutional Management Corporation ("PIMC"), the Funds' investment adviser, is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds. Purchases and sales of portfolio securities are usually principal transactions without brokerage commissions. In making portfolio investments, PIMC seeks to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one dealer are comparable, PIMC may, in its discretion, effect transactions in portfolio securities with dealers who provide the Company with research advice or other services. Although the Funds will not seek profits through short-term trading, PIMC may, on behalf of the Funds, dispose of any portfolio security prior to its maturity if it believes such disposition is advisable.

          Investment decisions for the Funds are made independently from those for other investment company portfolios or accounts advised or managed by PIMC. Such other portfolios may invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time on behalf of such other portfolios, transactions are averaged as to price, and available investments allocated as to amount, in a manner which PIMC believes to be equitable to each portfolio, including either Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained for a Fund. To the extent permitted by law, PIMC may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other investment company portfolios in order to obtain best execution.

          Portfolio securities will not be purchased from or sold to and the Funds will not enter into repurchase agreements or reverse repurchase agreements with PIMC, PNC Bank, National Association ("PNC Bank"), PFPC Inc. ("PFPC"), Provident Distributors, Inc. ("PDI") or any affiliated person (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")) of any of them, except to the extent permitted by the Securities and Exchange Commission (the "SEC"). Furthermore, with respect to such transactions, securities and repurchase agreements, the Funds will not give preference to Service Organizations with whom the Funds enter into agreements concerning the provision of support services to customers who beneficially own FedFund Dollar shares or T-Fund Dollar shares ("Dollar shares"). (See the Prospectuses, "Management of the Fund--Service Organizations.")

          The Funds do not intend to seek profits through short-term trading. The Funds' annual portfolio turnover rates will be relatively high but the Funds' portfolio turnover is not expected to have a material effect on its net incomes. The portfolio turnover rate for each of the Funds is expected to be zero for regulatory reporting purposes.

ADDITIONAL INFORMATION ON INVESTMENT PRACTICES

          The repurchase price under the repurchase agreements described in the Funds' Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds' custodian, sub-custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

          Whenever FedFund enters into reverse repurchase agreements as described in its Prospectus, they will place in a segregated custodial account liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by the Funds under the 1940 Act.

          As stated in the Funds' Prospectuses, the Funds may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase when-issued securities, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case such Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Funds will set aside cash or liquid assets to satisfy their respective purchase commitments in the manner described, such a Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets. Neither Fund intends to purchase when-issued securities for speculative purposes but only in furtherance of its investment objectives. The Funds reserve the right to sell the securities before the settlement date if it is deemed advisable.

          When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          With respect to loans by FedFund of its portfolio securities as described in its Prospectus, FedFund would continue to accrue interest on loaned securities and would also earn income on loans. Any cash collateral received by FedFund in connection with such loans would be invested in short-term U.S. government obligations to the extent permitted by FedFund's investment limitations, below.

          Neither Fund will invest more than 10% of the value of its assets in investments which are not readily marketable at the time of purchase of a not readily marketable security. Securities for purposes of this limitation do not include securities which have been determined to be liquid by the Fund's Board of Trustees based upon the trading markets for such securities.

INVESTMENT LIMITATIONS

          The Funds' Prospectuses summarize certain investment limitations that may not be changed without the affirmative vote of the holders of a "majority of the outstanding shares" of the respective Fund (as defined below under "Miscellaneous"). Below is a complete list of the Funds' investment limitations that may not be changed without such a vote of shareholders.

          1. FedFund may not purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements. There is no limit on the amount of FedFund's assets which may be invested in the securities of any one issuer of such obligations.

          2. T-Fund may not purchase securities other than direct obligations of the U.S. Treasury such as Treasury bills and notes, some of which may be subject to repurchase agreements. There is no limit on the amount of T-Fund's assets which may be invested in securities of any one issuer of such obligations.

FedFund and T-Fund may not:

          3. Borrow money except from banks for temporary purposes and then in an amount not exceeding 10% of the value of the particular Fund's total assets, or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the particular Fund's total assets at the time of such borrowing. (This borrowing provision is not for investment leverage, but solely to facilitate management of each Fund by enabling the Company to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.) Borrowing may take the form of a sale of portfolio securities accompanied by a simultaneous agreement as to their repurchase. Interest paid on borrowed funds will not be available for investment.

          4.  Act as an underwriter.

          5. Make loans except that the Funds may purchase or hold debt obligations in accordance with their respective investment objective and policies, may enter into repurchase agreements for securities. The FedFund, but not the T-Fund, may lend portfolio securities against collateral consisting of cash or securities which are consistent with the lending Fund's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Fund's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Company, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

IN GENERAL

          Information on how to purchase and redeem a Fund's shares is included in its Prospectus. The issuance of shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

          The regulations of the Comptroller of the Currency provide that funds held in a fiduciary capacity by a national bank approved by the Comptroller to exercise fiduciary powers must be invested in accordance with the instrument establishing the fiduciary relationship and local law. The Company believes that the purchase of FedFund shares and T-Fund shares by such national banks acting on behalf of their fiduciary accounts is not contrary to applicable regulations if consistent with the particular account and proper under the law governing the administration of the account.

          Prior to effecting a redemption of shares represented by certificates, PFPC, the Funds' transfer agent, must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank, a member of a major stock exchange or other eligible guarantor institution, unless other arrangements satisfactory to the Funds have previously been made. The Funds may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

          Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

          In addition, the Funds may redeem shares involuntarily in certain other instances if the Board of Trustees determines that failure to redeem may have material adverse consequences to a Fund's shareholders in general. Each Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the Fund's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable. In such a case, the Fund may make payment wholly or partly in securities or other property, valued in the same way as the Fund determines net asset value. (See "Net Asset Value" below for an example of when such redemption or form of payment might be appropriate.) Redemption in kind is not as liquid as a cash redemption. Shareholders who receive a redemption in kind may incur transaction costs if they sell such securities or property, and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.

          Any institution purchasing shares on behalf of separate accounts will be required to hold the shares in a single nominee name (a "Master Account"). Institutions investing in more than one of the Company's portfolios or classes of shares must maintain a separate Master Account for each portfolio and class of shares. Sub-accounts may be established by name or number either when the Master Account is opened or later.

NET ASSET VALUE

          As stated in each Fund's Prospectus, each Fund's net asset value per share is calculated by adding the value of all of the Fund's portfolio securities and other assets belonging to that Fund, subtracting the liabilities charged to that Fund, and dividing the result by the total number of that Fund's shares outstanding (by class). "Assets belonging to" a Fund consist of the consideration received upon the issuance of shares together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange or liquidation of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular portfolio. Assets belonging to a particular Fund are charged with the direct liabilities of that Fund and with a share of the general liabilities of the Company allocated in proportion to the relative net assets of such Fund and the Company's other portfolios. Determinations made in good faith and in accordance with generally accepted accounting principles by the Board of Trustees as to the allocations of any assets or liabilities with respect to a Fund are conclusive.

          As stated in the Funds' Prospectuses, in computing the net asset value of shares of the Funds for purposes of sales and redemptions, the Funds use the amortized cost method of valuation. Under this method, the Funds value each of their portfolio securities at cost on the date of purchase and thereafter assume a constant proportionate amortization of any discount or premium until maturity of the security. As a result, the value of a portfolio security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method provides certainty in portfolio valuation, it may result in valuations for the Funds' securities which are higher or lower than the market value of such securities.

          In connection with their use of amortized cost valuation, each of the Funds limits the dollar-weighted average maturity of its portfolio to not more than 90 days and does not purchase any instrument with a remaining maturity of more than thirteen months (with certain exceptions). In determining the average weighted portfolio maturity of each Fund, a variable rate obligation that is issued or guaranteed by the U.S. Government, or an agency or instrumentality thereof, is deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. The Company's Board of Trustees has also established procedures, pursuant to rules promulgated by the SEC, that are intended to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. Such procedures include the determination at such intervals as the Board deems appropriate, of the extent, if any, to which each Fund's net asset value per share calculated by using available market quotations or a matrix believed to provide reliable values deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1% with respect to either Fund, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviation from the $1.00 amortized cost price per share of a Fund may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the Fund's average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; or utilizing a net asset value per share determined by using available market quotations.

                            MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

          The Company's trustees and executive officers, their addresses, principal occupations during the past five years and other affiliations are provided below. In addition to the information set forth below, the trustees serve in the following capacities:

          Each trustee of the Company serves as a director of Temporary Investment Fund, Inc. ("Temp") and as a trustee of Municipal Fund for Temporary Investment ("Muni"). In addition, Messrs. Fortune and Pepper are directors of Independence Square Income Securities, Inc. ("ISIS") and Managing General Partners of Chestnut Street Exchange Fund ("Chestnut"); Messrs. Pepper and Johnson are directors of Municipal Fund for

California Investors, Inc. ("Cal Muni"); and Mr. Johnson is a director of Municipal Fund for New York Investors, Inc. ("New York Muni") and a director of the International Dollar Reserve Fund ("IDR").

        Each of the Company's officers, with the exception of Mr. McConnel, holds like offices with Temp and Muni. In addition, Mr. McConnel is Secretary of Temp. Mr. Roach is Treasurer of Chestnut, President and Treasurer of The RBB Fund, Inc. and New York Muni, and Vice President and Treasurer of ISIS and Cal Muni; and Mr. Pepper is President and Chairman of the Board of Muni and Cal Muni; and Mr. Fortune is President and Chairman of the Board of ISIS and Chestnut.

                                              Principal Occupations
                          Position with the   During Past 5 Years
Name and Address               Company        and Other Affiliations
----------------          ---------------     ----------------------
PHILIP E. COLDWELL(3),(4)    Trustee          Economic Consultant;
Coldwell Financial                            Chairman, Coldwell
Consultants                                   Financial Consultants,
3330 Southwestern  Blvd.                      Member of the Board of
Dallas, Texas  75225                          Governors of the
                                              Federal Reserve
                                              System, 1974 to 1980;
                                              President, Federal
                                              Reserve Bank of
                                              Dallas, 1968 to 1974;
                                              Director, Maxus Energy
                                              Corporation (energy
                                              products) (1989
                                              -1993); Director,
                                              Diamond Shamrock Corp.
                                              (energy and chemical
                                              products) until 1987.

ROBERT R. FORTUNE(2),(3),(4) Trustee          Financial Consultant;
2920 Ritter Lane                              Chairman, President
Allentown, PA  18104                          and Chief Executive
                                              Officer of Associated
                                              Electric & Gas
                                              Insurance Services
                                              Limited, 1984-1993;
                                              Member of the
                                              Financial Executives
                                              Institute and American
                                              Institute of Certified
                                              Public Accountants;
                                              Director, Prudential
                                              Utility Fund, Inc. and
                                              Prudential Structured
                                              Maturity Fund, Inc.

                                              Principal Occupations
                         Position with the    During the Past 5 Years
Name and Address             Company          and Other Affiliations
----------------         -----------------    ---------------------
RODNEY D. JOHNSON        Trustee              President, Fairmount
Fairmount Capital                             Capital Advisors, Inc.
  Advisors, Inc.                              (financial advising)
1435 Walnut Street                            since 1987; Treasurer,
Drexel Building                               North Philadelphia
Philadelphia, PA  19102                       Health System
                                              (formerly Girard
                                              Medical Center), 1988
                                              to 1992; Member, Board
                                              of Education, School
                                              District of
                                              Philadelphia, 1983 to
                                              1988; Treasurer,
                                              Cascade Aphasia
                                              Center, 1984 to 1988.


G. WILLING PEPPER(1),(2) Chairman of          Retired; Chairman of
128 Springton Lake Road  the Board,           the Board, The
Media, PA  19063         President and        Institute for Cancer
                         Trustee              Research until 1979;
                                              Director, Philadelphia
                                              National Bank until
                                              1978; President, Scott
                                              Paper Company, 1971 to
                                              1973; Chairman of the
                                              Board, Specialty
                                              Composites Corp. until
                                              May 1984.

EDWARD J. ROACH          President            Certified Public
Bellevue Park Corporate  and Treasurer        Accountant; Partner of
  Center                                      the accounting firm of
400 Bellevue Parkway                          Main Hurdman until
Suite 100                                     1981; Vice Chairman of
Wilmington, DE  19809                         the Board, Fox Chase
                                              Cancer Center; Trustee
                                              Emeritus, Pennsylvania
                                              School for the Deaf;
                                              Trustee, Immaculata
                                              College, 1983-1984;
                                              Director, The Bradford
                                              Funds, Inc.

W. BRUCE McCONNEL, III   Secretary            Partner of the law
1345 Chestnut Street                          firm of Drinker Biddle
Philadelphia, PA                              & Reath Philadelphia,
19107-3496                                    Pennsylvania.


-----------------------

(1) This trustee is considered by the Company to be an "interested person" of the Company as defined in the 1940 Act.

(2)  Executive Committee Member.

(3)  Audit Committee Member.

(4)  Nominating Committee Member.

          During intervals between meetings of the Board, the Executive Committee may exercise the authority of the Board of Trustees in the management of the Company's business to the extent permitted by law.

          Each of the investment companies named above receives various advisory and other services from PIMC and PNC. Of the above-mentioned funds, PDI provides distribution services to Temp, Muni, Cal Muni and New York Muni. Of the above-mentioned funds, the administrators provide administration services to Temp, Muni, Cal Muni and New York Muni.

          For the fiscal year ended October 31, 1995, the Company paid a total of $100,887 to its officers and trustees in all capacities of which $53,147 was allocated to the Funds. In addition, the Company contributed $2,715 during its last fiscal year to its retirement plan for employees (which included Mr. Roach) of which $1,452 was allocated to the Funds. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. No employee of PDI, PIMC, PFPC or PNC Bank receives any compensation from the Company for acting as an officer or trustee of the Company. The trustees and officers of the Company as a group beneficially own less than 1% of the shares of the Company's FedFund, T-Fund, FedCash, T-Cash, Federal Trust Fund and Treasury Trust Fund portfolios.

          By virtue of the responsibilities assumed by PDI, PIMC, PFPC and PNC Bank under their respective agreements with the Company, the Company itself requires only one part-time employee in addition to its officers.

          The table below sets forth the compensation actually received from the Fund Complex of which the Fund is a part by the trustees for the fiscal year ended October 31, 1995:

                                                                                                                      Total
                                                                         Pension or                               Compensation
                                                                         Retirement                              from Registrant
                                                  Aggregate           Benefits Accrued    Estimated Annual          and Fund
                                                 Compensation         as Part of Fund       Benefits Upon       Complex(1) Paid to
         Name of Person, Position              from Registrant            Expenses           Retirement             Trustees
Philip E. Coldwell, Trustee                       $ 10,800.00                0                   N/A              (3)(2)$ 43,600.00
Robert R. Fortune, Trustee                          10,800.00                0                   N/A              (5)(2)  63,600.00
Rodney D. Johnson, Trustee                          10,800.00                0                   N/A              (5)(2)  55,850.00
G. Willing Pepper, Trustee and Chairman             19,100.00                0                   N/A              (6)(2)  96,250.00
David R. Wilmerding, Jr.,(3) Trustee                12,466.68                0                   N/A              (5)(2)  60,600.04
 Anthony M. Santomero,(4) Trustee                   10,800.00                0                   N/A              (4)(2)  49,900.00
                                                   ----------                                                             ---------
                                                   $74,766.68                                                           $369,800.04




--------------------

1. A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

2. Total number of such other investment companies trustee serves on within the Fund Complex.


3.   Mr. Wilmeiding resigned as trustee of the Company on January 4, 1996.

4.   Mr. Santomero resigned as trustee of the Company on January 4, 1996.

INVESTMENT ADVISER AND SUB-ADVISER

          The advisory and sub-advisory services provided by PIMC and PNC Bank are described in the Funds' Prospectuses. For the advisory services provided and expenses assumed by it, PIMC is entitled to receive a fee, computed daily and payable monthly, based on the combined average net assets of the Funds as follows:

                Annual Fee              The Funds' Combined
                ----------              Average Net Assets
                                        -------------------
                .175% . . . . . . . . . of the first $1 billion
                .150% . . . . . . . . . of the next $1 billion
                .125% . . . . . . . . . of the next $1 billion
                .100% . . . . . . . . . of the next $1 billion
                .095% . . . . . . . . . of the next $1 billion
                .090% . . . . . . . . . of the next $1 billion
                .085% . . . . . . . . . of the next $1 billion
                .080% . . .   . . . . . of amounts in excess of $7 billion.

The advisory fee is allocated between these Funds in proportion to their relative net assets.

          PIMC and the administrators have each agreed that if, in any fiscal year, the expenses borne by a Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of the particular Fund are registered or qualified for sale to the public, they will each reimburse such Fund for one-half of any excess to the extent required by such regulations. Unless otherwise required by law, such reimbursement would be accrued and paid on the same basis that the advisory and administration fees are accrued and paid by such Fund. To the Funds' knowledge, of the expense limitations in effect on the date of this Statement of Additional Information, none is more restrictive than two and one-half percent (2-1/2%) of the first $30 million of a Fund's average annual net assets, two percent (2%) of the next $70 million of the average annual net assets and one and one-half percent (1-1/2%) of the remaining average annual net assets.

          For the fiscal years ended October 31, 1993, 1994 and 1995, the Company paid fees (net of waivers) for advisory services aggregating $1,488,938, $924,760 and $1,136,719 with respect to FedFund, and $1,081,025,
$819,525 and $911,096 with respect to T-Fund, respectively. For the same fiscal years, PIMC voluntarily waived advisory fees aggregating $630,847, $807,814 and $855,806 with respect to FedFund, and, $526,120, $655,034 and
$709,383 with respect to T-Fund, respectively. Any fees waived by PIMC are not recoverable. PIMC and PNC Bank also serve as the adviser and sub-adviser, respectively, to the

Company's FedCash, T-Cash, Federal Trust Fund and Treasury Trust Fund portfolios.

BANKING LAWS

          Certain banking laws and regulations with respect to investment
companies are discussed in the Funds' Prospectuses.   PIMC, PNC Bank and PFPC
believe that they may perform the services for the Funds contemplated by their respective agreements, Prospectuses and this Statement of Additional Information without violation of applicable banking laws or regulations. It should be noted, however, that future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as further interpretations of present requirements, could prevent PIMC and PFPC from continuing to perform such services for the Funds and PNC Bank from continuing to perform such services for PIMC and the Funds. If PIMC, PFPC, or PNC Bank were prohibited from continuing to perform such services, it is expected that the Company's Board of Trustees would recommend that the Funds enter into new agreements with other qualified firms. Any new advisory agreement would be subject to shareholder approval.

          In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

ADMINISTRATOR

          As the Funds' administrators, PFPC and PDI have agreed to provide the following services: (i) assist generally in supervising the Funds' operations, including providing a Wilmington, Delaware order-taking facility with toll-free IN-WATS telephone lines, providing for the preparing, supervising and mailing of purchase and redemption order confirmations to shareholders of record, providing and supervising the operation of an automated data processing system to process purchase and redemption orders, maintaining a back-up procedure to reconstruct lost purchase and redemption data, providing information concerning the Funds to their shareholders of record, handling shareholder problems, supervising the services of employees, provided by PDI, whose principal responsibility and function is to preserve and strengthen shareholder relations, and monitoring the arrangements pertaining to the Funds' agreements with Service Organizations; (ii) assure that persons are available to receive and transmit purchase and redemption orders; (iii) participate in the periodic updating of the Funds' Prospectuses and Registration Statements; (iv) assist in maintaining the Funds' Wilmington, Delaware office; (v) perform administrative services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Funds; (vi) accumulate information for and coordinate the preparation of reports to the Funds' shareholders and the SEC;
(vii) maintain the registration or qualification of the Funds' shares for sale under state securities laws; (viii) prepare or review, and provide advice with respect to, all sales literature (advertisements, brochures and shareholder communications) for each of the Funds and any class or sub-class thereof; and
(ix) assist in the monitoring of regulatory and legislative developments which may affect the Company, participate in counseling and assisting the Company in relation to routine regulatory examinations and investigations, and work with the Company's counsel in connection with regulatory matters and litigation.

          For their administrative services, the administrators are entitled jointly to receive fees from the six Funds referred to above determined and allocated in the same manner as PIMC's advisory fee set forth above. As stated in their Prospectuses, each administrator is also reimbursed for its reasonable out-of-pocket expenses incurred in connection with the Fund's computer access program. For the period from October 1, 1992 through January 17, 1993 the Company paid fees (net of waivers) to its former administrator, The Boston Company Advisors totalling $99,699 with respect to FedFund and $65,982 with respect to T-Fund. Administration fees payable by FedFund and T-Fund of $2,554 and $494, respectively, were voluntarily waived by Boston Advisors during this period. For the period from January 18, 1993 through October 31, 1993, the Company paid fees (net of waivers) for administrative services to PFPC and PDI (formerly called MFD Group, Inc.), its administrators, aggregating $1,488,938 with respect to FedFund and $1,081,025 with respect to T-Fund. For the same period, administration fees of $630,847 with respect to FedFund and $526,120 with respect to T-Fund were voluntarily waived. For the fiscal year ended October 31, 1994, the Company paid fees (net of waivers) for administration fees aggregating $924,760 with respect to FedFund and $807,814 with respect to T-Fund. For the same fiscal year, PFPC and PDI voluntarily waived administration fees aggregating $819,525 with respect to FedFund and $655,034 with respect to T-Fund, respectively. For the Fiscal year ended October 31, 1995, the Company paid fees (not of waivers) for administration fees aggregating $1,136,718 with respect to FedFund and $911,096 with respect to T-Fund. For the same fiscal year, PFPC and PDI voluntarily waived administration fees aggregating $855,806 with respect to FedFund and $709,383 with respect to T-Fund.

          PFPC, a wholly owned, indirect subsidiary of PNC Bank provides administrative or and/or sub-administrative services to investment companies which are distributed by PDI. PFPC and PDI also serve as co-administrators of the Company's FedCash, T-Cash, Federal Trust Fund and Treasury Trust Fund portfolios.

DISTRIBUTOR

          PDI acts as the distributor of the Funds' shares. Each Fund's shares are sold on a continuous basis by the distributor as agent, although it is not obliged to sell any particular amount of shares. PDI will prepare or review, provide advice with respect to, and file with the federal and state agencies or other organization as required by federal, state, or other applicable laws and regulations, all sales literature (advertisements, brochures and shareholder communications) for each of the Funds and any class or sub-class thereof. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of Fund shares) and of preparing, printing and distributing all sales literature. No compensation is payable by the Funds to the distributor for its distribution services. PDI also serves as the distributor for the Company's FedCash, T-Cash, Federal Trust Fund and Treasury Trust Fund portfolios. PDI is a Delaware corporation, with its principal place of business located at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania l9087.


CUSTODIAN AND TRANSFER AGENT

          Pursuant to a Custodian Agreement, PNC Bank serves as the Funds' custodian. Under the Agreement, PNC Bank has agreed to provide the following services: (i) maintain a separate account or accounts in the name of the Funds; (ii) hold and disburse portfolio securities on account of the Funds;
(iii) collect and make disbursements of money on behalf of the Funds; (iv) collect and receive all income and other payments and distributions on account of the Funds' portfolio securities; and (v) make periodic reports to the Board of Trustees concerning the Funds' operations. The Custodian Agreement permits PNC Bank, on 30 days' notice, to assign its rights and delegate its duties thereunder to any other affiliate of PNC Bank or PNC Bank Corp., provided that PNC Bank remains responsible for the performance of the delegate under the Custodian Agreement.

          The Funds reimburse PNC Bank for its direct and indirect costs and expenses incurred in rendering custodial services. Under the Custodian Agreement, each Fund pays PNC Bank an annual fee equal to $.25 for each $1,000 of such Fund's average daily gross assets, which fee declines as such Fund's average daily gross assets increase. In addition, each Fund pays the custodian a fee for each purchase, sale or delivery of a security, interest collection or claim item, and reimburses PFPC for out-of-pocket expenses incurred on behalf of the Fund. For the fiscal years ended October 31, 1993, 1994 and 1995 FedFund paid fees for custodian services aggregating $254,450, $220,443 and $238,805, respectively. For the same fiscal years, T-Fund paid fees for custodian services aggregating, $216,000, $202,087 and $212,601 respectively. PNC Bank also serves as custodian for the Company's FedCash, T-Cash, Federal Trust Fund and Treasury Trust Fund portfolios. PNC Bank's principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19102.

          PFPC also serves as the Funds' transfer agent, registrar and dividend disbursing agent pursuant to a Transfer Agency Agreement. Under the Agreement, PFPC has agreed to provide the following services: (i) maintain a separate account or accounts in the name of the Funds; (ii) issue, transfer and redeem shares of the Funds; (iii) disburse dividends and distributions, in the manner described in each Fund's Prospectus, to shareholders of the Fund; (iv) transmit all communications by the Funds to their shareholders or their authorized representatives, including reports to shareholders, distribution and dividend notices and proxy materials for meetings of shareholders; (v) prepare and file with the appropriate taxing authorities reports or notices relating to dividends and distributions made by the Funds; (vi) respond to correspondence by shareholders, security brokers and others relating to its duties; (vii) maintain shareholder accounts; and (viii) make periodic reports to the Company's Board of Trustees concerning the Funds' operations. The Transfer Agency Agreement permits PFPC, on 30-days' notice, to assign its rights and duties thereunder to any other affiliate of PNC Bank or PNC Bank Corp., provided that PFPC remains responsible for the performance of the delegate under the Transfer Agency Agreement.

          Under the Transfer Agency Agreement, each Fund pays PFPC fees at an annual rate of $12.00 per account and sub-account maintained by PFPC plus $1.00 for each purchase or redemption transaction by an account (other than a purchase transaction made in connection with the automatic reinvestment of dividends). Payments to PFPC for sub-accounting services provided by others are limited to the amount which PFPC pays to others for such services. In addition, the Funds reimburse PFPC for out-of-pocket expenses related to such services. For the fiscal years ended October 31, 1993, 1994 and 1995 FedFund paid fees for transfer agency services aggregating, $147,259, $189,439 and $99,287 respectively. For the same fiscal years, T-Fund paid fees for transfer agency services aggregating, $98,116, $81,291 and $65,092 respectively. PFPC also serves as transfer agent, registrar and dividend disbursing agent for the Company's FedCash, T-Cash, Federal Trust Fund and Treasury Trust Fund.

SERVICE ORGANIZATIONS

          As stated in the Funds' Prospectuses, the Funds will enter into an agreement with each Service Organization which purchases Dollar shares requiring it to provide support services to its customers who beneficially own Dollar shares in consideration of the Funds' payment of .25% (on an annualized basis) of the average daily net asset value of the Dollar shares held by the Service Organization for the benefit of customers. Such services include: (i) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the transfer agent; (ii) providing customers with a service that invests the assets of their accounts in Dollar shares; (iii) processing dividend payments from the Funds on behalf of customers; (iv) providing information periodically to customers showing their positions in Dollar shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed by the Service Organization; (vii) providing sub-accounting with respect to Dollar shares beneficially owned by customers or the information necessary for sub-accounting; (viii) forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers, if required by law; and (ix) other similar services if requested by the Funds. For the fiscal year ended October 31, 1995, the Company paid $256,849 in servicing fees to an affiliate of the Company's adviser (representing 50.2% of the aggregate servicing fees) of which $70,358 and $186,491 was allocated to FedFund and T-Fund, respectively, pursuant to service agreements in effect during such period.

          Each Fund's agreements with Service Organizations are governed by a Shareholder Services Plan (the "Plan") that has been adopted by the Company's Board of Trustees pursuant to an exemptive order granted by the SEC in connection with the creation of the Dollar shares. Pursuant to each Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended under the Fund's agreements with Service Organizations and the purposes for which the expenditures were made. In addition, the Funds' arrangements with Service Organizations must be approved annually by a majority of the Company's trustees, including a majority of the trustees who are not "interested persons" of the Company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

          The Board of Trustees has approved the Funds' arrangements with Service Organizations based on information provided by the Funds' service contractors that there is a reasonable likelihood that the arrangements will benefit the

Funds and their shareholders by affording the Funds greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner. Any material amendment to the Funds' arrangements with Service Organizations must be approved by a majority of the Company's Board of Trustees (including a majority of the non-interested Trustees). So long as the Funds' arrangements with Service Organizations are in effect, the selection and nomination of the members of the Company's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested trustees.

EXPENSES

          The Funds' expenses include taxes, interest, fees and salaries of the Company's trustees and officers, SEC fees, state securities qualification fees, Standard & Poor's rating fees (cost incurred by T-Fund only), Moody's rating fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, advisory and administration fees, charges of the custodian, transfer agent and dividend disbursing agent, Service Organization fees, certain insurance premiums, outside auditing and legal expenses, costs of the Funds' computer access program, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Funds also pay for brokerage fees and commissions (if any) in connection with the purchase of portfolio securities.


                    ADDITIONAL INFORMATION CONCERNING TAXES

          The following summarizes certain additional tax considerations generally affecting each Fund and its shareholders that are not described in each Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders or possible legislative changes, and the discussion here and in each Fund's Prospectus is not intended as a substitute for careful tax planning. Investors should consult their tax advisors with specific reference to their own tax situations.

          Each Fund of the Company is treated as a separate corporate entity under the Code and intends to qualify each year as a regulated investment company under the Code. In order to so qualify for a taxable year, each Fund must satisfy the distribution requirement described in its Prospectus, derive at least 90% of its gross income for the year from certain qualifying sources, comply with certain diversification requirements and derive less than 30% of its gross income from the sale or other disposition of securities and certain other investments held for less than three months. Interest (including original issue discount and accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

          A 4% nondeductible excise tax is imposed on regulated investment companies that fail to distribute currently an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income each calendar year to avoid liability for this excise tax.

          If for any taxable year a Fund does not qualify for tax treatment as a regulated investment company, all of its taxable income will be subject to federal income tax at regular corporate rates, without any deduction for distributions to Fund shareholders. In such event, dividend distributions would be taxable as ordinary income to Fund shareholders to the extent of that Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

          Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who has failed to provide a correct tax identification number in the manner required, who is subject to withholding by the Internal Revenue Service for failure to properly include on his return payments of taxable interest or dividends, or who has failed to certify to the Fund when required to do so that he is not subject to backup withholding or that he is an "exempt recipient."

          Depending upon the extent of the Funds' activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Funds and their shareholders under such laws may differ from their treatment under federal income tax laws. Shareholders are advised to consult their tax advisors concerning the application of state and local taxes.

          The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.


                                   DIVIDENDS

          Net income of each of the Funds for dividend purposes consists of (i) interest accrued and original issue discount earned on the Fund's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Fund and the general expenses (e.g., legal, accounting and trustees' fees) of the Company prorated to the Fund on the basis of its relative net assets.
In addition, Dollar shares bear exclusively the expense of fees paid to Service Organizations. (See "Management of the Funds--Service Organizations.")

          As stated, the Company uses its best efforts to maintain the net asset value per share of FedFund and T-Fund at $1.00. As a result of a significant expense or realized or unrealized loss incurred by either Fund, it is possible that the Fund's net asset value per share may fall below $1.00.


                          ADDITIONAL YIELD INFORMATION

          The "yields" and "effective yields" are calculated separately for each class of shares of each Fund and in accordance with the formulas prescribed by the SEC. The seven-day yield for each class of shares is calculated by determining the net change in the value of a hypothetical pre-existing account in the particular Fund which has a balance of one share of the class involved at the beginning of the period, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on the original share and any such additional shares, net of all fees charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size, but does not include gains and losses or unrealized appreciation and depreciation. In addition, an effective annualized yield quotation may be computed on a compounded basis with respect to each class of its shares by adding 1 to the base period return for the class involved (calculated as described above), raising that sum to a power equal to 365/7, and subtracting 1 from the result. Similarly, based on the calculations described above, the Funds' 30-day (or one-month) yields and effective yields may also be calculated.

          For the seven-day period ended October 31, 1995, the yields on FedFund shares and T-Fund shares were 5.66% and 5.67%, respectively, and the compounded effective yields on FedFund shares and T-Fund shares were 5.82% and 5.83%, respectively; the yields on FedFund Dollar shares and T-Fund Dollar shares were 5.41% and 5.42%, respectively, and the compounded effective yields on FedFund Dollar shares and T-Fund Dollar shares were 5.56% and 5.57%, respectively. During this seven-day period, the Funds' adviser and administrator voluntarily waived a portion of its advisory and administration fees payable by the Funds. Without these waivers, for the same period the yields on FedFund shares and T-Fund shares would have been 5.55% and 5.56%, respectively, and the compounded effective yields on FedFund shares and T-Fund shares would have been 5.70% and 5.71%, respectively, the yield on FedFund Dollar Shares and T-Fund Dollar Shares would have been 5.30% and 5.31%, respectively, and the compounded effective yields on FedFund Dollar Shares and T-Fund Dollar Shares would have been 5.44% and 5.45%, respectively.

          For the 30-day period ended October 31, 1995, the yields on FedFund shares and T-Fund shares were 5.64% and 5.65%, respectively, and the compounded effective yields on FedFund shares and T-Fund shares were 5.80% and 5.81%, respectively; the yields on FedFund Dollar shares and T-Fund Dollar shares were 5.39% and 5.40%, respectively, and the compounded effective yields on FedFund Dollar shares and T-Fund Dollar shares were 5.53% and 5.55%, respectively. During this 30-day period, the Funds' adviser and administrator voluntarily waived a portion of the advisory and administration fees payable by the Funds. Without these waivers, for the same period the yields on FedFund shares and T-Fund shares would have been 5.53% and 5.54%, respectively, and the compounded effective yields on FedFund shares and T-Fund shares would have been 5.68% and 5.69%, respectively, the yield on FedFund Dollar Shares and T-Fund Dollar Shares would have been 5.28% and 5.29%, respectively, and the compounded effective yields on FedFund Dollar Shares and T-Fund Dollar Shares would have been 5.42% and 5.43%, respectively.

          From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other money market funds or accounts with similar investment objectives and to stock or other relevant indices. For example, the yields of the Funds may be compared to the Donoghue's Money Fund Average, which is an average compiled by IBC/Donoghue's MONEY FUND REPORT(R) of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

          THE FUNDS' YIELDS WILL FLUCTUATE, AND ANY QUOTATION OF YIELD SHOULD
NOT BE CONSIDERED AS REPRESENTATIVE OF THE FUTURE   PERFORMANCE OF THE FUNDS.
Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds' shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of the kind and quality of the investments held in a Fund, portfolio maturity, operating expenses net of waivers and expense reimbursements, and market conditions. Any fees charged by Service Organizations or other institutional investors with respect to customer accounts in investing in shares of the Funds will not be included in calculations of yield and performance; such fees, if charged, would reduce the actual performance and yield from that quoted.


                 ADDITIONAL DESCRIPTION CONCERNING FUND SHARES

          The Company does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least twenty percent of the Company's shares, the Company will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. To the extent required by law, the Company will assist in shareholder communication in such matters.

          As stated in the Prospectuses for the Funds, holders of the Company's FedFund and FedFund Dollar shares will vote in the aggregate and not by class on all matters, except where otherwise required by law and except that only FedFund Dollar shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations. (See "Management of the Funds--Service Organizations.") Holders of the Company's T-Fund and T-Fund Dollar shares will also vote in the aggregate and not by class except as described above. Further, shareholders of all of the Company's portfolios will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent accountants, the approval of principal underwriting contracts and the election of trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to portfolio.


                                    COUNSEL

          Drinker Biddle & Reath, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, of which W. Bruce McConnel, III, Secretary of the Company, is a partner, serves as counsel to the Company and will pass upon the legality of the shares offered hereby.


                                    AUDITORS

          The financial statements of the Funds which appear in this Statement of Additional Information and the information included in the Financial Highlights section which appears in the Funds' Prospectuses have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon appears elsewhere herein, and have been included herein and in the Funds' Prospectuses in reliance upon the report of said firm of accountants given upon their authority as experts in accounting and auditing. Coopers & Lybrand L.L.P. has offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103.


                                 MISCELLANEOUS

SHAREHOLDER VOTE

          As used in this Statement of Additional Information and the Prospectuses for the Funds, a "majority of the outstanding shares" of a Fund or of any other portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (1) 67% of the shares of such Fund (irrespective of class) or of the portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund (irrespective of class) or of the portfolio.

CERTAIN RECORD HOLDERS

     On January 10, 1996, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of the Company's FedFund and T-Fund portfolio were as follows:

     FedFund
     -------


     Mercantile Bank N.A.                                     6.45%
     Trust Securities Unit
     P.O. Box 387 Main Post Office
     St. Louis, MO  63166

     Havris Trust & Savings Bank                              7.85%
     200 W. Monroe, 12th Floor
     Chicago, IL  60690

     Reinvested Earnings                                      9.52%
     State Street Bank & Trust Co.
     2 International Place, 31st Floor
     Boston, MA  02110

     T-Fund
     ------

     The Chase Manhattan Bank NA                              7.42%
     GSS As Agent
     2 Chase Plaza, 4th Floor
     New York, NY  10081

     PNC Mortgage Securities Corp                             7.57%
     Attn: Trust Department
     700 Deerpath Drive
     Vernon Hills, IL  60061

     CTC Illinois Trust Co.                                   9.43%
     209 W. Jackson Boulevard
     Suite 700
     Chicago, IL  60606


SHAREHOLDER AND TRUSTEE LIABILITY

          The Company is organized as a "business trust" under the laws of the Commonwealth of Pennsylvania. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Declaration of Trust of the Company provides that shareholders of the Funds shall not be subject to any personal liability for the acts or obligations of the Company and that every note, bond, contract, order or other undertaking made by the Company shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of being or having been a shareholder and not because of any acts or omissions or some other reason. The Declaration of Trust also provides that the Company shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Company and satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss beyond its investment on account of shareholder liability is limited to circumstances in which the Company itself would be unable to meet its obligations.

          The Company's Declaration of Trust provides further that no trustee, officer or agent of the Company shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of the Company, nor shall any trustee be personally liable to any person for any action or failure to act except by reason of bad faith, willful misfeasance, gross negligence in the performance of any duties or by reason of reckless disregard of the obligations and duties as trustee.
It also provides that all persons having any claim against the trustees or the Company shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any proceeding in which the trustee may be involved or with which the trustee may be threatened by reason of being or having been a trustee, and that the trustees have the power, but not the duty, to indemnify officers and employees of the Company unless such person would not be entitled to indemnification had he or she been a trustee.

                                   APPENDIX A


COMMERCIAL PAPER RATINGS

                 A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                 "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

                 "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                 "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

                 "B" - Issue has only a speculative capacity for timely payment.

                 "C" - Issue has a doubtful capacity for payment.

                 "D" - Issue is in payment default.


                 Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

                 "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

                 "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                 "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                 "Not Prime" - Issuer does not fall within any of the Prime rating categories.


                 The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                 "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                 "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                 "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                 "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                 "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                 "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                 "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                 Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

                 "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                 "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

                 "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

                 "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

                 "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

                 "D" - Securities are in actual or imminent payment default.

                 Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

                 Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson
BankWatch:

                 "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

                 "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                 "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

                 "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


                 IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

                 "A1+" - Obligations supported by the highest capacity for timely repayment.

                 "A1" - Obligations are supported by a strong capacity for timely repayment.

                 "A2" - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                 "A3" - Obligations are supported by a satisfactory capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

                 "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

                 "C" - Obligations for which there is an inadequate capacity to ensure timely repayment.

                 "D" - Obligations which have a high risk of default or which are currently in default.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

                 The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                 "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                 "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                 "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                 "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

                 "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                 "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

                 "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

                 "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

                 "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

                 "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                 "CI" - This rating is reserved for income bonds on which no interest is being paid.

                 "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                 PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                 "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                 "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                 "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                 "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                 "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                 "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                 Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                 Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.


                 The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                 "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                 "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                 "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                 "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                 "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                 To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


                 The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

                 "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                 "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

                 "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                 "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                 "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

                 To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


                 IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

                 "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

                 "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

                 "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

                 "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

                 "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

                 IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.


                 Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                 "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

                 "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

                 "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                 "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                 "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                 "D" - This designation indicates that the long-term debt is in default.

                 PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

                 A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                 "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                 "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

                 "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


                 Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                 "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                 "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

                 "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                 "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

                 "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


                 Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                    FedCash
                       An Investment Portfolio Offered By
                          Trust for Federal Securities

Bellevue Park Corporate Center                    For purchase and redemption orders only call:
400 Bellevue Parkway                              800-441-7450 (in Delaware: 302-791-5350).
Suite 100                                         For yield information call: 800-821-6006
Wilmington, DE 19809                              (FedCash shares code: 70; FedCash Dollar
                                                  shares code: 71).
                                                  For other information call: 800-821-7432.

     Trust for Federal Securities (the "Company") is a no-load, diversified, open-end investment company that currently offers shares in six separate investment portfolios. The shares described in this Prospectus represent interests in the FedCash portfolio (the "Fund"), a money market portfolio.

     The Fund's investment objective is to seek current income with liquidity and security of principal. The Fund invests in a portfolio consisting of U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements relating to such obligations.

     Fund shares may not be purchased by individuals directly, but institutional investors may purchase shares for accounts maintained by individuals. In addition to FedCash Shares, investors may purchase FedCash "Dollar Shares" which accrue daily dividends in the same manner as FedCash Shares but bear all fees payable by the Fund to institutional investors for certain services they provide to the beneficial owners of such Shares. (See "Management of the Fund--Service Organizations.")

     PNC Institutional Management Corporation ("PIMC") and PNC Bank, National Association ("PNC Bank") serve as the Fund's adviser and sub-adviser, respectively. PFPC Inc. ("PFPC") and Provident Distributors Inc. ("PDI") serve as the Fund's administrators. PDI also serves as the Fund's distributor.
                            ------------------------

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED, ENDORSED,
  OR OTHERWISE SUPPORTED BY PNC BANK CORP. OR ITS AFFILIATES, OR THE U.S.
    GOVERNMENT, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT
     INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
       AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS,
        INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO
          ASSURANCE THAT IT WILL BE ABLE TO MAINTAIN ITS NET ASSET
            VALUE OF $1.00 PER SHARE.

                            ------------------------

     This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information currently dated February 28, 1996, has been filed with the Securities and Exchange Commission and is available to investors without charge by calling the Fund at 800-821-7432. The Statement of Additional Information, as amended from time to time, is incorporated in its entirety by reference into this Prospectus.
                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
       SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
           COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
              PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                  IS A CRIMINAL OFFENSE.

                            ------------------------
                               February 28, 1996

                       BACKGROUND AND EXPENSE INFORMATION

     Two classes of shares are offered by this Prospectus: FedCash Shares and FedCash Dollar Shares. Shares of each class represent equal, pro rata interests in the Fund and accrue daily dividends in the same manner except that the Dollar Shares bear fees payable by the Fund (at the rate of .25% per annum) to institutional investors for services they provide to the beneficial owners of such shares. (See "Management of the Fund--Service Organizations.")

                                EXPENSE SUMMARY

                                                                                      FEDCASH
                                                                      FEDCASH          DOLLAR
                                                                       SHARES          SHARES
                                                                     ----------      ----------
ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------
(as a percentage of average net assets)
     Management Fees (net of waivers).............................          .07%            .07%
     Other Expenses...............................................          .13%            .38%
          Administration Fees (net of waivers)....................   .07%            .07%
          Shareholder Servicing Fees..............................     0%            .25%
          Miscellaneous...........................................   .04%            .04%
                                                                     ---             ---
     Total Fund Operating Expenses (net of waivers)...............          .20%            .45%
                                                                            ===             ===

------------

                        EXAMPLE                            1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------   -------    --------    --------    ---------
You would pay the following expenses on a $1,000
  investment, assuming (1) a 5% annual return and (2)
  redemption at the end of each time period with respect
  to the following shares:
     FedCash Shares:                                         $ 2        $  6        $ 11         $26
     FedCash Dollar Shares:                                  $ 5        $ 14        $ 25         $57

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LESSER THAN THOSE SHOWN.

     The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The table is based on expenses incurred by the FedCash Shares and Dollar Shares during the last fiscal year, restated to reflect the expenses which each class of shares expects to incur during the current fiscal year. In addition, institutional investors may charge fees for providing administrative services in connection with their customers' investment in Dollar Shares. Absent fee waivers, Management and Administration fees for FedCash Shares and Dollar Shares each would have been .13% and Total Fund Operating Expenses would have been .30% and .55%, respectively. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" in this Prospectus and the Statement of Additional Information and the financial statements and related notes contained in the Statement of Additional Information.) The investment adviser and administrators may from time to time waive the advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. The foregoing table has not been audited by the Fund's independent accountants.

                              FINANCIAL HIGHLIGHTS

     The following financial highlights for FedCash Shares have been derived from the financial statements of the Fund for the fiscal year ended October 31, 1995 and for each of the three preceding fiscal years, and for the fiscal period ended October 31, 1991 (commencement of operations), and for FedCash Dollar Shares for the fiscal years ended October 31, 1995 and for each of the two preceding fiscal years, and the fiscal period ended October 31, 1992 (commencement of operations). The financial highlights for the fiscal years set forth below have been audited by Coopers & Lybrand L.L.P. independent accountants whose report on the financial statements and financial highlights (for the most recent five years) of the Fund is included in the Statement of Additional Information. The tables should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders, which may be obtained without charge by calling 800-821-7432.

                          TRUST FOR FEDERAL SECURITIES
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                 FEDCASH SHARES

                                                           YEAR ENDED OCTOBER 31,             MAY 21, 1991(3)
                                                  -----------------------------------------          TO
                                                    1995       1994       1993       1992     OCTOBER 31, 1991
                                                  --------   --------   --------   --------   ----------------
 Net Asset Value, Beginning of Period............ $   1.00   $   1.00   $   1.00   $   1.00       $   1.00
                                                  --------   --------   --------   --------   ----------------
 Income From Investment Operations:
   Net Investment Income.........................    .0569      .0382      .0316      .0433          .0266
   Net Realized Gains on Investments.............       --         --         --      .0012             --
                                                  --------   --------   --------   --------   ----------------
   Total From Investment Operations..............    .0569      .0382      .0316      .0445          .0266
                                                  --------   --------   --------   --------   ----------------
 Less Distributions:
   Dividends (From Net Investment Income)........   (.0569)    (.0382)    (.0316)    (.0433)        (.0266)
   Distributions (From Capital Gains)............       --         --         --     (.0012)            --
                                                  --------   --------   --------   --------   ----------------
   Total Distributions...........................   (.0569)    (.0382)    (.0316)    (.0445)        (.0266)
                                                  --------   --------   --------   --------   ----------------
 Net Asset Value, End of Period.................. $   1.00   $   1.00   $   1.00   $   1.00       $   1.00
                                                  =========  =========  =========  =========  ================
 Total Return....................................     5.85%      3.89%      3.20%      4.54%          2.69%(4)
 Ratios/Supplemental Data:
   Net Assets, End of Period (in 000s)........... $356,602   $629,209   $447,942   $717,978       $290,558
   Ratio of Expenses to Average Net Assets(1)....      .18%       .12%       .10%       .07%           .00%(2)
   Ratio of Net Investment Income to Average Net
     Assets......................................     5.67%      3.80%      3.16%      3.99%          5.80%(2)

------------
(1) Without the waiver of advisory and administration fees and without expense reimbursements, the ratio of expenses to average daily net assets for FedCash Shares would have been .30%, .29%, .28% and .29%, respectively, for each of the years ended October 31, 1995, 1994, 1993 and 1992, and .39% (annualized) for the period ended October 31, 1991.

(2) Annualized.

(3) Commencement of operations.

(4) Total returns are not annualized for periods of less than one year.

                          TRUST FOR FEDERAL SECURITIES
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             FEDCASH DOLLAR SHARES

                                                                      YEAR ENDED OCTOBER 31,        MAY 21, 1991(3)
                                                                   -----------------------------           TO
                                                                    1995       1994       1993      OCTOBER 31, 1992
                                                                   -------    -------    -------    ----------------
 Net Asset Value, Beginning of Period...........................   $  1.00    $  1.00    $  1.00        $   1.00
                                                                   -------    -------    -------         -------
 Income From Investment Operations:
   Net Investment Income........................................     .0544      .0357      .0291           .0349
   Net Realized Gains on Investments............................        --         --         --           .0012
                                                                   -------    -------    -------         -------
   Total From Investment Operations.............................     .0544      .0357      .0291           .0361
                                                                   -------    -------    -------         -------
 Less Distributions:
   Dividends (From Net Investment Income).......................    (.0544)    (.0357)    (.0291)         (.0349)
   Distributions (From Capital Gains)...........................        --         --         --          (.0012)
                                                                   -------    -------    -------         -------
   Total Distributions..........................................    (.0544)    (0.357)    (.0291)         (.0361)
                                                                   -------    -------    -------         -------
 Net Asset Value, End of Period.................................   $  1.00    $  1.00    $  1.00        $   1.00
                                                                   =======    =======    =======    ===============
 Total Returns..................................................      5.60%      3.64%      2.95%           3.67%(4)
 Ratios/Supplemental Data:
   Net Assets, End of Period (in 000s)..........................   $ 2,003    $22,737    $58,847        $ 53,813
   Ratio of Expenses to Average Daily Net Assets1...............       .43%       .37%       .35%            .32%(2)
   Ratio of Net Investment Income to Average Net Assets.........      5.42%      3.55%      2.91%           3.66%(2)

------------
(1) Without the waiver of advisory and administration fees and without expense reimbursements, the ratio of expenses to average daily net assets for FedCash Dollar Shares would have been .55%, .54% and .53%, respectively, for each of the years ended October 31, 1995, 1994 and 1993, and .54% (annualized) for the period ended October 31, 1992.

(2) Annualized.

(3) First issuance of shares.

(4) Total returns are not annualized for periods of less than one year.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to seek current income with liquidity and security of principal. The Fund invests in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (in addition to direct Treasury obligations) and repurchase agreements relating to such obligations. Portfolio obligations held by the Fund have remaining maturities of 397 days (thirteen months) or less (with certain exceptions), subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") and other rules of the Securities and Exchange Commission (the "SEC").

     The "agencies" or "instrumentalities" of the U.S. Government the obligations of which may be purchased by FedCash are limited to those obligations in which national banks may invest directly without limitation. The agencies or instrumentalities which currently qualify include the Central Bank for Cooperatives, Export-Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Banks, Federal Financing Bank, Federal Home Loan Banks,

Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, General Services Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and Student Loan Marketing Association. The Fund's investment procedures set forth above are designed to permit national banks to invest in shares of the Fund without limitation under applicable law and regulations.

     Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. Certain government securities held by the Fund may have remaining maturities exceeding thirteen months if such securities provide for adjustments in their interest rates not less frequently than every thirteen months. To the extent consistent with its investment objectives, the Fund may invest in Treasury receipts and other "stripped" securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Currently, the Fund only invests in "stripped" securities issued or guaranteed by the U.S. Government which are registered under the STRIPS program. The principal and interest components may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

     The Fund may purchase government securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The securities subject to a repurchase agreement may bear maturities exceeding thirteen months, provided the repurchase agreement itself matures in one year or less. The Fund will not invest more than 10% of the value of its net assets in repurchase agreements which do not provide for settlement within seven days. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

     The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions and agree to repurchase them at an agreed upon date and price. The Fund would consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions in order to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase.

     The Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

     The Fund may also lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Fund's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks.

INVESTMENT LIMITATIONS

     The Fund's investment objective and policies described above are not fundamental and may be changed by the Company's Board of Trustees without a vote of shareholders. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The Fund's investment limitations summarized below may not be changed without the affirmative vote of the holders of a majority of its outstanding shares. (A complete list of the investment limitations that cannot be changed without a vote of shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

The Fund may not:

          1. Purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

          2. Borrow money except from banks for temporary purposes and then in an amount not exceeding 10% of the value of the Fund's total assets, or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing.

          3. Make loans except that the Fund may purchase or hold debt obligations in accordance with its investment objective and policies, may enter into repurchase agreements for securities and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Fund's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Company, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.

                       PURCHASE AND REDEMPTION OF SHARES

PURCHASE PROCEDURES

     Fund shares are sold at the net asset value per share next determined after receipt of a purchase order by PFPC, the Fund's transfer agent. Purchase orders for shares are accepted only on days on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day") and must be transmitted to PFPC in Wilmington, Delaware, by telephone (800-441-7450; in Delaware: 302-791-5350) or through the Fund's computer access program. Orders received before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, the Fund's custodian, will be executed at 12:00 noon. Orders received after 12:00 noon and before 3:00 P.M., Eastern time (or orders received earlier in the same day for which payment has not been received by 12:00 noon), will be executed at 4:00 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 4:00 P.M., Eastern time, will not be accepted, and notice thereof will be given to the institution placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) The Fund may in its discretion reject any order for shares.

     Payment for Fund shares may be made only in federal funds or other funds immediately available to PNC Bank. The minimum initial investment is $3 million for FedCash Shares and $5,000 for Dollar Shares, however, Broker-dealers and other institutional investors may set a higher minimum for their customers. There is no minimum subsequent investment. The Fund, at its discretion, may reduce the minimum initial investment for FedCash Shares for specific institutions whose aggregate relationship with the Provident Institutional Funds is substantially equivalent to this $3 million minimum and warrants this reduction.

     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Dollar Shares. (See also "Management of the Fund--Service Organizations.") Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult their legal advisors before investing fiduciary funds in Dollar Shares. (See also "Management of the Fund--Banking Laws.")

REDEMPTION PROCEDURES

     Redemption orders must be transmitted to PFPC in Wilmington, Delaware, in the manner described under "Purchase Procedures." Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order. While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.

     Payment for redeemed shares for which a redemption order is received by PFPC by 3:00 P.M., Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received between 3:00 P.M. and 4:00 P.M., Eastern time, or on a day when PNC Bank is closed, is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.

     The Fund shall have the right to redeem shares in any account if the value of the account is less than $1,000 after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value per share next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its account to $1,000 or more, no such redemption shall take place. Moreover, if a shareholder's FedCash Shares account falls below an average of $100,000 in any particular calendar month, the account may be charged an account maintenance fee with respect to that month. In addition, the Fund may also redeem shares involuntarily or suspend the right of redemption under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

OTHER MATTERS

     The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by PIMC as of 12:00 noon and 4:00 P.M., Eastern time, on each day on which both the Federal Reserve Bank of Philadelphia and the New York Stock Exchange are open for business. Currently, one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veteran's Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is calculated by adding the value of all securities and other assets belonging to the Fund, subtracting liabilities attributable to each class, and dividing the result by the total number of the outstanding shares of each class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information." The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined independently of the net asset values of the shares of the Company's other investment portfolios.

     Fund shares are sold and redeemed without charge by the Fund. Institutional investors purchasing or holding Fund shares for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

     The business and affairs of the Fund are managed under the direction of the Company's Board of Trustees. The trustees of the Company are as follows:

          Philip E. Coldwell is an economic consultant and a former Member of the Board of Governors of the Federal Reserve System.

          Robert R. Fortune is a financial consultant and former Chairman, President and Chief Executive Officer of Associated Electric & Gas Insurance Services Limited.

          Rodney D. Johnson is President of Fairmount Capital Advisors, Inc.

          G. Willing Pepper, Chairman of the Board and President of the Company, is a retired President of Scott Paper Company.

     Mr. Pepper is considered by the Company to be an "interested person" of the Company as defined in the 1940 Act.

     The other officers of the Company are as follows:

          Edward J. Roach is Vice President and Treasurer of the Company.

          W. Bruce McConnel, III, Secretary of the Company, is a partner of the law firm of Drinker Biddle & Reath, Philadelphia, Pennsylvania.

INVESTMENT ADVISER AND SUB-ADVISER

     PIMC, a wholly-owned subsidiary of PNC Bank, serves as the Fund's investment adviser. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies, and has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank serves as the Fund's sub-adviser. PNC Bank is one of the largest bank managers of investments for individuals in the United States, and together with its predecessors has been in the business of managing the investments of fiduciary and other accounts since 1847. PNC Bank is a wholly-owned, indirect subsidiary of PNC Bank Corp. and has its principal offices at Broad and Chestnut Streets, Philadelphia, Pennsylvania 19102. PNC Bank Corp. is a multi-bank holding company. PIMC and PNC Bank also serve as adviser and sub-adviser, respectively, to the Company's FedFund, T-Fund, T-Cash, Federal Trust Fund and Treasury Trust Fund portfolios.

     PNC Bank Corp., headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts and Florida. Its major businesses include corporate banking, consumer banking, mortgage banking and asset management.

     PNC Financial Services Group is PNC Bank Corp.'s mutual fund complex, headquartered in Wilmington, Delaware. This group includes PIMC, PFPC and PNC Bank. In 1973, Provident National Bank (predecessor to PNC Bank) commenced advising the first institutional money market mutual fund -- a U.S. dollar-denominated constant net asset value fund -- offered in the United States.

     The PNC Financial Services Group is one of largest U.S. bank managers of mutual funds with assets currently under management in excess of $30 billion. This group, through PFPC and PFPC International Ltd., is also a leading mutual fund service provider having contractual relationships with approximately 370 mutual funds with 3.5 million shareholders and in excess of $101 billion in assets, including some $2 billion in non-U.S. assets. This group, through its PNC Institutional Investment Service, provides investment research to some 250 financial institutions located in the United States and abroad. PNC Bank provides custodial services for approximately $210 billion in assets, including $160 billion in mutual fund assets.

     As adviser, PIMC manages the Fund's portfolio and is responsible for all purchases and sales of the Fund's portfolio securities. PIMC also maintains certain of the Fund's financial accounts and records and computes the Fund's net asset value and net income. For the advisory services provided and expenses assumed by it, PIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. PIMC and the administrators may from time to time reduce the advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived or expenses reimbursed by PIMC and the administrators with respect to a particular fiscal year are not recoverable. For the fiscal year ended October 31, 1995, the Fund paid advisory fees aggregating
 .07% of the Fund's average net assets.

     As sub-adviser, PNC Bank provides research, credit analysis and recommendations with respect to the Fund's investments, and supplies PIMC with certain computer facilities, personnel and other services. For its sub-advisory services, PNC Bank is entitled to receive from PIMC an amount equal to 75% of the advisory fee paid by the Fund to PIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by PIMC to PNC Bank have no effect on the advisory fees payable by the Fund to PIMC. PNC Bank also serves as the Fund's custodian. The services provided by PNC Bank and PIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

ADMINISTRATORS

     PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, and PDI whose principal business address is 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087, serve as administrators. PFPC is an indirect wholly-owned subsidiary of PNC Bank Corp. A majority of the outstanding stock of PDI is owned by its officers. The administrative services provided by the administrators, which are described more fully in the Statement of Additional Information include providing and supervising the operation of an automated data processing system to process purchase and redemption orders; assisting in maintaining the Fund's Wilmington, Delaware office; performing administration services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund; accumulating information for and coordinating the preparation of reports to the Fund's shareholders and the SEC; and maintaining the registration or qualification of the Fund's shares for sale under state securities laws. PFPC and PDI are each responsible for carrying out the duties undertaken pursuant to the Administration Agreement with the Fund.

     For their administrative services, the administrators are entitled jointly to receive a fee computed daily and payable monthly. (For information regarding the administrators' waivers and expense reimbursements, see "Investment Adviser and Sub-Adviser" above.) The Fund also reimburses each administrator for its reasonable out-of-pocket expenses incurred in connection with the Funds' computer access program. For the fiscal year ended October 31, 1995, the Fund paid administration fees aggregating .07% of its average net assets.

     PFPC also serves as transfer agent, registrar and dividend disbursing agent. PFPC's address is P.O. Box 8950, Wilmington, Delaware 19885-9628. The services provided by PFPC and PDI and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

DISTRIBUTOR

     PDI serves as distributor of the Fund's shares. Its principal offices are located at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087. Fund shares are sold on a continuous basis by the distributor as agent. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature. No compensation is payable by the Fund to the distributor for its distribution services.

SERVICE ORGANIZATIONS

     Institutional investors, such as banks, savings and loan associations and other financial institutions, including affiliates of PNC Bank Corp. ("Service Organizations"), may purchase Dollar Shares. Dollar Shares are identical in all respects to the Company's FedCash Shares except that they bear the service fees described below and enjoy certain exclusive voting rights on matters relating to these fees. The Fund will enter into an agreement with each Service Organization which purchases Dollar Shares requiring it to provide support services to its customers who are the beneficial owners of such shares in consideration of the Fund's payment of .25% (on an annualized basis) of the average daily net asset value of the Dollar Shares held by the Service Organization for the benefit of customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Funds--Service Organizations," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in Dollar Shares; and providing sub-accounting or the information necessary for sub-accounting with respect to Dollar Shares beneficially owned by customers. Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investments in Dollar Shares. FedCash Shares are sold to institutions that have not entered into servicing agreements with the Fund in connection with their investments.

EXPENSES

     Except as noted above and in the Statement of Additional Information, the Fund's service contractors bear all expenses in connection with the performance of their services. Similarly, the Fund bears the expenses incurred in its operations. For the fiscal year ended October 31, 1995, the Fund's total expenses with respect to FedCash Shares and Dollar Shares were .18% and .43% (net of fee waivers of .12% and .12%, respectively) of the average net assets of FedCash Shares and FedCash Dollar Shares, respectively. With regard to fees paid exclusively by Dollar Shares, see "Service Organizations" above.

BANKING LAWS

     Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company engaged continuously in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Fund shares. Such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company for or upon the order of customers. PNC Bank, PIMC and PFPC, as well as some Service Organizations, are subject to such banking laws and regulations, but believe they may perform the services for the Fund contemplated by their respective agreements, this Prospectus and the Statement of Additional Information without violating applicable banking laws or regulations.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of bank Service Organizations in connection with the provision of support services to their customers, the Fund might be required to alter or discontinue its arrangements with Service

Organizations and change its method of operations with respect to Dollar shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.

                                   DIVIDENDS

     Shareholders of the Fund are entitled to dividends and distributions arising only from the net investment income and capital gains, if any, earned on investments held by the Fund. The Fund's net investment income is declared daily as a dividend to its shareholders of record at the close of business on the day of declaration. Shares begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through, and including, the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class. The Fund does not expect to realize net long-term capital gains.

     Dividends are determined in the same manner for each class of shares of the Fund. Dollar Shares bear all the expense of fees paid to Service Organizations and as a result, at any given time, the net yield on Dollar Shares will be approximately .25% lower than the net yield on FedCash Shares.

     Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to PFPC at P.O. Box 8950, Wilmington, Delaware 19885-9628, and will become effective after its receipt by PFPC with respect to dividends paid.

     PFPC, as transfer agent, will send each Fund shareholder or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax qualification.

                                     TAXES

     The Fund qualified in its last taxable year and intends to qualify in future years as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). A regulated investment company is generally exempt from federal income tax on amounts distributed to its shareholders.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders at least 90% of its investment company taxable income for such year. In general, the Fund's investment company taxable income will be its taxable income (including interest and short-term capital gains, if any), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund intends to distribute substantially all of its investment company taxable income each year. Such distributions will be taxable as ordinary income to the Fund's shareholders that are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) It is anticipated that none of the Fund's distributions will be eligible for the dividends received deduction for corporations. The

Fund does not expect to realize long-term capital gains and, therefore, does not contemplate payment of any "capital gain dividends," as described in the Code.

     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year, in the event such dividends are actually paid during January of the following year.

     The foregoing discussion is only a brief summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. As indicated above, IRAs receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisors with specific reference to their own tax situations.

                                     YIELDS

     From time to time in advertisements or in reports to Shareholders, the "yields" and "effective yields" for FedCash Shares and Dollar Shares may be quoted. Yield quotations are computed for FedCash Shares separately from those for Dollar Shares. The "yield" for a particular class or sub-class of Fund shares refers to the income generated by an investment in such shares over a specified period (such as a seven-day period). This income is then "annualized"; that is, the amount of income generated by the investment during that period is assumed to be generated for each such period over a 52-week or one-year period and is shown as a percentage of the investment. The "effective-yield" is calculated similarly but, when annualized, the income earned by an investment in a particular class or sub-class is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     The Fund's yields may be compared to those of other mutual funds with similar objectives, to stock or other relevant indices, or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data are reported in national financial publications such as IBC/Donoghue's Money Fund Report(R), The Wall Street Journal, and The New York Times, reports prepared by Lipper Analytical Services, Inc., and publications of a local or regional nature.

     The Fund's yield figures for FedCash Shares and FedCash Dollar Shares represent the Fund's past performance, will fluctuate, and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. Any fees charged by Service Organizations or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in the Fund's yields; and, such fees, if charged, would reduce the actual return received by customers on their investments. The methods used to compute the Fund's yields are described in more detail in the Statement of Additional Information. Investors may call 800-821-6006 (FedCash Shares code: 70; FedCash Dollar Shares code: 71) to obtain current yield information.

                    DESCRIPTION OF SHARES AND MISCELLANEOUS

     The Company is a Pennsylvania business trust established on May 14, 1975. Effective March 2, 1987, the Company's name was changed from Trust for Short-Term Federal Securities to Trust for Federal Securities. The Company commenced operations of the Fund in May, 1991.

     The Company's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Company and to classify or reclassify any unissued shares into one or more additional classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of twelve classes of shares designated as FedFund, FedFund Dollar, T-Fund, T-Fund Dollar, FedCash, FedCash Dollar, T-Cash, T-Cash Dollar, Federal Trust, Federal Trust Dollar, Treasury Trust and Treasury Trust Dollar. The Declaration of Trust further authorizes the trustees to classify or reclassify any class of shares into one or more sub-classes.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE FUND. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING THE COMPANY'S FEDFUND, T-FUND, T-CASH, FEDERAL TRUST FUND AND TREASURY TRUST FUND PORTFOLIOS MAY OBTAIN SEPARATE PROSPECTUSES DESCRIBING THOSE PORTFOLIOS BY CALLING THE DISTRIBUTOR AT 800-998-7633.

     The Company does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a member of the Board of Trustees upon written request of shareholders owning at least 10% of the outstanding shares of the Company entitled to vote.

     Each Fund Share represents an equal proportionate interest in the assets belonging to the Fund. Each share is without par value and has no preemptive or conversion rights. When issued for payment as described in this Prospectus, shares will be fully paid and non-assessable.

     Holders of the Company's FedCash Shares and FedCash Dollar Shares will vote in the aggregate and not by class or sub-class on all matters, except where otherwise required by law and except that only Dollar Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations. Further, shareholders of all of the Company's portfolios will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. (See the Statement of Additional Information under "Additional Description Concerning Fund Shares" for examples where the 1940 Act requires voting by portfolio.) Shareholders of the Company are entitled to one vote for each full share held (irrespective of class, sub-class, or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of the Company may elect all of the trustees.

     For information concerning the redemption of Fund shares and possible restrictions on their transferability, see "Purchase and Redemption of Shares."

     As stated above, the Company is organized as a trust under the laws of the Commonwealth of Pennsylvania. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Company's Declaration of Trust provides for indemnification out of the trust property of any shareholder of the Fund held personally liable solely by reason of being or having been a shareholder and not because of any acts or omissions or some other reason.

       NO PERSON HAS BEEN AUTHORIZED
       TO GIVE ANY INFORMATION OR TO
       MAKE ANY REPRESENTATIONS NOT
       CONTAINED IN THIS PROSPECTUS,
       OR IN THE FUND'S STATEMENT OF
       ADDITIONAL INFORMATION
       INCORPORATED HEREIN BY
       REFERENCE, IN CONNECTION WITH
       THE OFFERING MADE BY THIS
       PROSPECTUS AND, IF GIVEN OR
       MADE, SUCH INFORMATION OR
       REPRESENTATIONS MUST NOT BE
       RELIED UPON AS HAVING BEEN
       AUTHORIZED BY THE COMPANY OR
       ITS DISTRIBUTOR. THIS
       PROSPECTUS DOES NOT
       CONSTITUTE AN OFFERING BY THE
       COMPANY OR BY THE DISTRIBUTOR
       IN ANY JURISDICTION IN WHICH
       SUCH OFFERING MAY NOT
       LAWFULLY BE MADE.

     ---------------------------------------------------------------------------
             TABLE OF CONTENTS

                                          PAGE
                                         ------
         Background and Expense
           Information...................      2
         Financial Highlights............      3
         Investment Objective and
           Policies......................      4
         Purchase and Redemption of
           Shares........................      7
         Management of the Fund..........      8
         Dividends.......................     12
         Taxes...........................     12
         Yields..........................     13
         Description of Shares and
           Miscellaneous.................     13

       PIF-P-004

                                                        FEDCASH
                                                AN INVESTMENT PORTFOLIO
                                                      OFFERED BY
                                             TRUST FOR FEDERAL SECURITIES
                                                         LOGO
                                                      Prospectus
                                                   February 28, 1996

                                     T-Cash
                       An Investment Portfolio Offered By
                          Trust for Federal Securities

Bellevue Park Corporate Center               For purchase and redemption orders only call:
400 Bellevue Parkway                         800-441-7450 (in Delaware: 302-791-5350).
Suite 100                                    For yield information call: 800-821-6006
Wilmington, DE 19809                         (T-Cash shares code: 72; T-Cash Dollar shares
                                             code: 73).
                                             For other information call: 800-821-7432.

     Trust for Federal Securities (the "Company") is a no-load, diversified, open-end investment company that currently offers shares in six separate investment portfolios. The shares described in this Prospectus represent interests in the T-Cash portfolio (the "Fund"), a money market portfolio.

     The Fund's investment objective is to seek current income with liquidity and security of principal. The Fund invests in a portfolio consisting of U.S. Treasury bills, notes and direct obligations of the U.S. Treasury and repurchase agreements relating to direct Treasury obligations.

     Fund shares may not be purchased by individuals directly, but institutional investors may purchase shares for accounts maintained by individuals. In addition to T-Cash Shares, investors may purchase T-Cash "Dollar Shares" which accrue daily dividends in the same manner as T-Cash Shares but bear all fees payable by the Fund to institutional investors for certain services they provide to the beneficial owners of such Shares. (See "Management of the Fund--Service Organizations.")

     PNC Institutional Management Corporation ("PIMC") and PNC Bank, National Association ("PNC Bank") serve as the Fund's adviser and sub-adviser, respectively. PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators. PDI also serves as the Fund's distributor.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED,
   ENDORSED, OR OTHERWISE SUPPORTED BY PNC BANK CORP. OR ITS AFFILIATES, OR
     THE U.S. GOVERNMENT, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
       DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY
         OTHER AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT
            RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE
              CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO
                  MAINTAIN ITS NET ASSET VALUE OF $1.00 PER
                                     SHARE.

     This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information currently dated February 28, 1996, has been filed with the Securities and Exchange Commission and is available to investors without charge by calling the Fund at 800-821-7432. The Statement of Additional Information, as amended from time to time, is incorporated in its entirety by reference into this Prospectus.
                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
     NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
       SECURITIES COMMISSION PASSED UPON THE ACCURACY
         OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------
                               February 28, 1996

                       BACKGROUND AND EXPENSE INFORMATION

     Two classes of shares are offered by this Prospectus: T-Cash Shares and T-Cash Dollar Shares. Shares of each class represent equal, pro rata interests in the Fund and accrue daily dividends in the same manner except that the Dollar Shares bear fees payable by the Fund (at the rate of .25% per annum) to institutional investors for services they provide to the beneficial owners of such shares. (See "Management of the Fund--Service Organizations.")

                                EXPENSE SUMMARY

                                                                                       T-CASH
                                                                     T-CASH            DOLLAR
                                                                     SHARES            SHARES
                                                                  ------------      ------------
ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------
(as a percentage of average net assets)
     Management Fees (net of waivers)..........................            .06%              .06%
     Other Expenses............................................            .14%              .39%
          Administration Fees (net of waivers).................   .06%              .06%
          Shareholder Servicing Fees...........................     0%              .25%
          Miscellaneous........................................   .06%              .06%
                                                                  ---               ---
     Total Fund Operating Expenses (net of waivers)............            .20%              .45%
                                                                           ===               ===

------------

EXAMPLE                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------                                                ------    -------    -------    --------
You would pay the following expenses on a $1,000
  investment, assuming (1) a 5% annual return and
  (2) redemption at the end of each time period with
  respect to the following shares:
     T-Cash Shares:                                      $2        $ 6        $11        $ 26
     T-Cash Dollar Shares:                               $5        $14        $25        $ 57

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LESSER THAN THOSE SHOWN.

     The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The table is based on expenses incurred by the T-Cash Shares and Dollar Shares during the last fiscal year, restated to reflect the expenses which each class of shares expects to incur during the current fiscal year. In addition, institutional investors may charge fees for providing administrative services in connection with their customers' investment in Dollar Shares. Absent fee waivers, Management and Administration fees for T-Cash Shares and Dollar Shares each would have been .13% and Total Fund Operating Expenses would have been .30% and .55%, respectively. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" in this Prospectus and the Statement of Additional Information and the financial statements and related notes contained in the Statement of Additional Information.) The investment adviser and administrators may from time to time waive the advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. The foregoing table has not been audited by the Fund's independent accountants.

                              FINANCIAL HIGHLIGHTS

     The following financial highlights for T-Cash Fund Shares have been derived from the financial statements of the Fund for the fiscal year ended October 31, 1995 and for each of the three preceding fiscal years, and for the fiscal period ended October 31, 1991 (commencement of operations) and for T-Cash Dollar Shares for the fiscal years ended October 31, 1995 and for each of the two preceding fiscal years, and for the fiscal period ended October 31, 1992 (commencement of operations). The financial highlights for the fiscal years set forth below have been audited by Coopers & Lybrand L.L.P. independent accountants whose report on the financial statements and financial highlights (for the most recent five years) of the Fund is included in the Statement of Additional Information. The tables should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders, which may be obtained without charge by calling 800-821-7432.

                          TRUST FOR FEDERAL SECURITIES

                              FINANCIAL HIGHLIGHTS
                (For a Share Outstanding Throughout Each Period)

                                 T-CASH SHARES

                                                                              T-CASH SHARES
                                                   --------------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,                  JUNE 5, 1991(3)
                                                   -----------------------------------------------            TO
                                                     1995         1994         1993         1992       OCTOBER 31, 1991
                                                   --------     --------     --------     --------     ----------------
Net Asset Value, Beginning of Period.............. $   1.00     $   1.00     $   1.00     $   1.00         $   1.00
                                                   --------     --------     --------     --------         --------
Income From Investment Operations:
  Net Investment Income...........................    .0565        .0371        .0311        .0406            .0235
                                                   --------     --------     --------     --------         --------
  Total From Investment Operations................    .0565        .0371        .0311        .0406            .0235
                                                   --------     --------     --------     --------         --------
Less Distributions:
Dividends to Shareholders from:
  Net Investment Income...........................   (.0565)      (.0371)      (.0311)      (.0406)          (.0235)
                                                   --------     --------     --------     --------         --------
  Total Distributions.............................   (.0565)      (.0371)      (.0311)      (.0406)          (.0235)
                                                   --------     --------     --------     --------         --------
Net Asset Value, End of Period.................... $   1.00     $   1.00     $   1.00     $   1.00         $   1.00
                                                   ========     ========     ========     ========         ========
Total Return:.....................................     5.80%        3.77%        3.15%        4.13%            2.38%(4)
Ratios/Supplemental Data
Net Assets, End of Period (in 000s)............... $250,041     $217,910     $424,641     $477,599         $301,526
Ratio of Expenses to Average Net Assets(1)........      .18%         .11%         .10%         .06%             .00%(2)
Ratio of Net Investment Income to Average Net
  Assets..........................................     5.66%        3.58%        3.11%        3.99%            5.70%(2)

------------
(1) Without the waiver of advisory and administration fees and without expense reimbursements, the ratio of expenses to average daily net assets for T-Cash Shares would have been .30%, .30%, .29% and .29%, respectively, for each of the years ended October 31, 1995, 1994, 1993 and 1992, and .37% (annualized) for the period ended October 31, 1991.

(2) Annualized.

(3) Commencement of operations.

(4) Total returns are not annualized for periods of less than one year.

                          TRUST FOR FEDERAL SECURITIES

                              FINANCIAL HIGHLIGHTS
                (For a Share Outstanding Throughout Each Period)
                              T-CASH DOLLAR SHARES

                                                                         T-CASH DOLLAR SHARES
                                                          --------------------------------------------------
                                                                                               AUGUST 4,
                                                              YEAR ENDED OCTOBER 31,            1992(3)
                                                          ------------------------------           TO
                                                           1995       1994        1993      OCTOBER 31, 1992
                                                          -------    -------    --------    ----------------
Net Asset Value, Beginning of Period...................   $  1.00    $  1.00    $   1.00        $   1.00
                                                          -------    -------    --------        --------
Income from Investment Operations:
  Net Investment Income................................     .0540      .0346       .0286           .0080
                                                          -------    -------    --------        --------
  Total From Investment Operations.....................     .0540      .0346       .0286           .0080
                                                          -------    -------    --------        --------
Less Distributions:
Dividends to Shareholders from:
  Net Investment Income................................    (.0540)    (.0346)     (.0286)         (.0080)
                                                          -------    -------    --------        --------
  Total Distributions..................................    (.0540)    (.0346)     (.0286)         (.0080)
                                                          -------    -------    --------        --------
Net Asset Value, End of Period.........................   $  1.00    $  1.00    $   1.00        $   1.00
                                                          ========   ========   =========   =================
Total Return...........................................      5.55%      3.52%       2.90%            .76%(4)
Ratios/Supplemental Data
Net Assets, End of Period (in 000s)....................   $63,537    $82,293    $161,176        $ 24,261
Ratio of Expenses to Average
  Net Assets(1)........................................       .43%       .36%        .35%            .35%(2)
Ratio of Net Investment Income to Average Net Assets...      5.41%      3.33%       2.86%           3.03%(2)

------------
(1) Without the waiver of advisory and administration fees and without expense reimbursements, the ratio of expenses to average daily net assets for T-Cash Dollar Shares would have been .55%, .55% and .54% for the years ended October 31, 1995, 1994 and 1993 and .58% (annualized) for the period ended October 31, 1992.

(2) Annualized.

(3) First issuance of shares.

(4) Total returns are not annualized for periods of less than one year.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to seek current income with liquidity and security of principal. The Fund invests solely in direct obligations of the U.S. Treasury, such as Treasury bills and notes and repurchase agreements relating to direct Treasury obligations. Portfolio obligations held by the Fund have remaining maturities of 397 days (thirteen months) or less (with certain exceptions), subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") and other rules of the Securities and Exchange Commission (the "SEC").

     Securities issued or guaranteed by the U.S. Government have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. Certain government securities held by the Fund may have remaining maturities exceeding thirteen months if such securities provide for adjustments in their interest rates not less frequently than every thirteen months. To the extent consistent with its investment objectives, the Fund may invest in Treasury receipts and other "stripped" securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Currently, the Fund only invests in "stripped" securities issued or guaranteed by the U.S. Government which are registered under the STRIPS program. The principal and interest components may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

     The Fund may purchase government securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The securities subject to a repurchase agreement may bear maturities exceeding thirteen months, provided the repurchase agreement itself matures in one year or less. The Fund will not invest more than 10% of the value of its net assets in repurchase agreements which do not provide for settlement within seven days. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

     The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions and agree to repurchase them at an agreed upon date and price. The Fund would consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions in order to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase.

     The Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

     The Fund may also lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Fund's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks.

INVESTMENT LIMITATIONS

     The Fund's investment objective and policies described above are not fundamental and may be changed by the Company's Board of Trustees without a vote of shareholders. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The Fund's investment limitations summarized below may not be changed without the affirmative vote of the holders of a majority of its outstanding shares. (A complete list of the investment limitations that cannot be changed without a vote of shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

The Fund may not:

          1. Purchase securities other than direct obligations of the U.S. Treasury such as Treasury bills and notes, some of which may be subject to repurchase agreements.

          2. Borrow money except from banks for temporary purposes and then in an amount not exceeding 10% of the value of the Fund's total assets, or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing.

          3. Make loans except that the Fund may purchase or hold debt obligations in accordance with its investment objective and policies, may enter into repurchase agreements for securities and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Fund's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Company, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.

                       PURCHASE AND REDEMPTION OF SHARES

PURCHASE PROCEDURES

     Fund shares are sold at the net asset value per share next determined after receipt of a purchase order by PFPC, the Fund's transfer agent. Purchase orders for shares are accepted only on days on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day") and must be transmitted to PFPC in Wilmington, Delaware, by telephone (800-441-7450; in Delaware: 302-791-5350) or through the Fund's computer access program. Orders received before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, the Fund's custodian will be executed at 12:00 noon. Orders received after 12:00 noon and before 3:00 P.M., Eastern time (or orders received earlier in the same day for which payment has not been received by 12:00 noon), will be executed at 4:00 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 4:00 P.M., Eastern time, will not be accepted, and notice thereof will be given to the institution placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) The Fund may in its discretion reject any order for shares.

     Payment for Fund shares may be made only in federal funds or other funds immediately available to PNC Bank. The minimum initial investment is $3 million for T-Cash Shares and $5,000 for Dollar Shares, however Broker-dealers and other institutional investors may set a higher minimum for their customers. There is no minimum subsequent investment. The Fund, at its discretion, may reduce the minimum initial investment for T-Cash Shares for specific institutions whose aggregate relationship with the Provident Institutional Funds is substantially equivalent to this $3 million minimum and warrants this reduction.

     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Dollar Shares. (See also "Management of the Fund--Service Organizations.") Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult their legal advisors before investing fiduciary funds in Dollar Shares. (See also "Management of the Fund--Banking Laws.")

REDEMPTION PROCEDURES

     Redemption orders must be transmitted to PFPC in Wilmington, Delaware, in the manner described under "Purchase Procedures." Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order. While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.

     Payment for redeemed shares for which a redemption order is received by PFPC by 3:00 P.M., Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received between 3:00 P.M. and 4:00 P.M., Eastern time, or on a day when PNC Bank is closed, is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.

     The Fund shall have the right to redeem shares in any account if the value of the account is less than $1,000 after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value per share next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its account to $1,000 or more, no such redemption shall take place. Moreover, if a shareholder's T-Cash Shares account falls below an average of $100,000 in any particular calendar month, the account may be charged an account maintenance fee with respect to that month. In addition, the Fund may also redeem shares involuntarily or suspend the right of redemption under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

OTHER MATTERS

     The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by PIMC as of 12:00 noon and 4:00 P.M., Eastern time, on each day on which both the Federal Reserve Bank of Philadelphia and the New York Stock Exchange are open for business. Currently, one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veteran's Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is calculated by adding the value of all securities and other assets belonging to the Fund, subtracting liabilities attributable to each class and dividing the result by the total number of the outstanding shares of each class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information." The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined independently of the net asset values of the shares of the Company's other investment portfolios.

     Fund shares are sold and redeemed without charge by the Fund. Institutional investors purchasing or holding Fund shares for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

     The business and affairs of the Fund are managed under the direction of the Company's Board of Trustees. The trustees of the Company are as follows:

          Philip E. Coldwell is an economic consultant and a former Member of the Board of Governors of the Federal Reserve System.

          Robert R. Fortune is a financial consultant and former Chairman, President and Chief Executive Officer of Associated Electric & Gas Insurance Services Limited.

          Rodney D. Johnson is President of Fairmount Capital Advisors, Inc.

          G. Willing Pepper, Chairman of the Board and President of the Company, is a retired President of Scott Paper Company.

     Mr. Pepper is considered by the Company to be an "interested person" of the Company as defined in the 1940 Act.

     The other officers of the Company are as follows:

          Edward J. Roach is Vice President and Treasurer of the Company.

          W. Bruce McConnel, III, Secretary of the Company, is a partner of the law firm of Drinker Biddle & Reath, Philadelphia, Pennsylvania.

INVESTMENT ADVISER AND SUB-ADVISER

     PIMC, a wholly-owned subsidiary of PNC Bank, serves as the Fund's investment adviser. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank serves as the Fund's sub-adviser. PNC Bank is one of the largest bank managers of investments for individuals in the United States, and together with its predecessors has been in the business of managing the investments of fiduciary and other accounts since 1847. PNC Bank is a wholly-owned, indirect subsidiary of PNC Bank Corp. and has its principal offices at Broad and Chestnut Streets, Philadelphia, Pennsylvania 19102. PNC Bank Corp. is a multi-bank holding company. PIMC and PNC Bank also serve as adviser and sub-adviser, respectively, to the Company's FedFund, T-Fund, FedCash, Federal Trust Fund and Treasury Trust Fund portfolios.

     PNC Bank Corp., headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts and Florida. Its major businesses include corporate banking, consumer banking, mortgage banking and asset management.

     PNC Financial Services Group is PNC Bank Corp.'s mutual fund complex, headquartered in Wilmington, Delaware. This group includes PIMC, PFPC, and PNC Bank. In 1973, Provident National Bank (predecessor to PNC Bank) commenced advising the first institutional money market mutual fund - a U.S. dollar-denominated constant net asset value fund - offered in the United States.

     The PNC Financial Services Group is one of the largest U.S. bank managers of mutual funds with assets currently under management in excess of $30 billion. This group, through PFPC and PFPC International Ltd, is also a leading mutual fund service provider having contractual relationships with approximately 370 mutual funds with 3.5 million shareholders and in excess of $101 billion in assets, including some $2 billion in non-U.S. assets. This group, through its PNC Institutional Investment Service, provides investment research to some 250 financial institutions located in the United States and abroad. PNC Bank provides custodial services for approximately $210 billion in assets, including $160 billion in mutual fund assets.

     As adviser, PIMC manages the Fund's portfolio and is responsible for all purchases and sales of the Fund's portfolio securities. PIMC also maintains certain of the Fund's financial accounts and records and computes the Fund's net asset value and net income. For the advisory services provided and expenses assumed by it, PIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. PIMC and the administrators may from time to time reduce the advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived or expenses reimbursed by PIMC or the administrators with respect to a particular fiscal year are not recoverable. For the fiscal year ended October 31, 1995, the Fund paid advisory fees aggregating .06% of the Fund's average net assets.

     As sub-adviser, PNC Bank provides research, credit analysis and recommendations with respect to the Fund's investments, and supplies PIMC with certain computer facilities, personnel and other services. For its sub-advisory services, PNC Bank is entitled to receive from PIMC an amount equal to 75% of the advisory fee paid by the Fund to PIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by PIMC to PNC Bank have no effect on the advisory fees payable by the Fund to PIMC. PNC Bank also serves as the Fund's custodian. The services provided by PNC Bank and PIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

ADMINISTRATORS

     PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, and PDI whose principal business address is 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087, serve as administrators. PFPC is an indirect wholly-owned subsidiary of PNC Bank Corp. A majority of the outstanding stock of PDI is owned by its officers. The administrative services provided by the administrators, which are described more fully in the Statement of Additional Information, include providing and supervising the operation of an automated data processing system to process purchase and redemption orders; assisting in maintaining the Fund's Wilmington, Delaware office; performing administration services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund; accumulating information for and coordinating the preparation of reports to the Fund's shareholders and the SEC; and maintaining the registration or qualification of the Fund's shares for sale under state securities laws. PFPC and PDI are each responsible for carrying out the duties undertaken pursuant to the Administration Agreement with the Fund.

     For their administrative services, the administrators are entitled jointly to receive a fee computed daily and payable monthly. (For information regarding the administrators' waivers and expense reimbursements, see "Investment Adviser and Sub-Adviser" above.) The Fund also reimburses each administrator for its reasonable out-of-pocket expenses incurred in connection with the Funds' computer access program. For the fiscal year ended October 31, 1995, the Fund paid administration fees aggregating less than .06% of its average net assets.

     PFPC also serves as transfer agent, registrar and dividend disbursing agent. PFPC's address is P.O. Box 8950, Wilmington, Delaware 19885-9628. The services provided by PFPC and PDI and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

DISTRIBUTOR

     PDI serves as distributor of the Fund's shares. Its principal offices are located at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087. Fund shares are sold on a continuous basis by the distributor as agent. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature. No compensation is payable by the Fund to the distributor for its distribution services.

SERVICE ORGANIZATIONS

     Institutional investors, such as banks, savings and loan associations and other financial institutions, including affiliates of PNC Bank Corp. ("Service Organizations"), may purchase Dollar Shares. Dollar Shares are identical in all respects to the Company's T-Cash Shares except that they bear the service fees described below and enjoy certain exclusive voting rights on matters relating to these fees. The Fund will enter into an agreement with each Service

Organization which purchases Dollar Shares requiring it to provide support services to its customers who are the beneficial owners of such shares in consideration of the Fund's payment of .25% (on an annualized basis) of the average daily net asset value of the Dollar Shares held by the Service Organization for the benefit of customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Funds--Service Organizations," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in Dollar Shares; and providing sub-accounting or the information necessary for sub-accounting with respect to Dollar Shares beneficially owned by customers. Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investments in Dollar Shares. T-Cash Shares are sold to institutions that have not entered into servicing agreements with the Fund in connection with their investments.

EXPENSES

     Except as noted above and in the Statement of Additional Information, the Fund's service contractors bear all expenses in connection with the performance of their services. Similarly, the Fund bears the expenses incurred in its operations. For the fiscal year ended October 31, 1995, the Fund's total expenses with respect to T-Cash Shares and Dollar Shares were .18% and .43% (net of fee waivers of .12% and .12%, respectively) of the average net assets of the T-Cash Shares and T-Cash Dollar Shares, respectively. With regard to fees paid exclusively by Dollar Shares, see "Service Organizations" above.

BANKING LAWS

     Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company engaged continuously in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Fund shares. Such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company for or upon the order of customers. PNC Bank, PIMC and PFPC, as well as some Service Organizations, are subject to such banking laws and regulations, but believe they may perform the services for the Fund contemplated by their respective agreements, this Prospectus and the Statement of Additional Information without violating applicable banking laws or regulations.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of bank Service Organizations in connection with the provision of support services to their customers, the Fund might be required to alter or discontinue its arrangements with Service Organizations and change its method of operations with respect to Dollar shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.

                                   DIVIDENDS

     Shareholders of the Fund are entitled to dividends and distributions arising only from the net investment income and capital gains, if any, earned on investments held by the Fund. The Fund's net investment income is declared daily as a dividend to its shareholders of record at the close of business on the day of declaration. Shares begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through, and including, the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class. The Fund does not expect to realize net long-term capital gains.

     Dividends are determined in the same manner for each class of shares of the Fund. Dollar Shares bear all the expense of fees paid to Service Organizations and as a result, at any given time, the net yield on Dollar Shares will be approximately .25% lower than the net yield on T-Cash Shares.

     Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to PFPC at P.O. Box 8950, Wilmington, Delaware 19885-9628, and will become effective after its receipt by PFPC with respect to dividends paid.

     PFPC, as transfer agent, will send each Fund shareholder or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax qualification.

                                     TAXES

     The Fund qualified in its last taxable year and intends to qualify in future years as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). A regulated Investment Company is generally exempt from federal income tax on amounts distributed to its shareholders.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders at least 90% of its investment company taxable income for such year. In general, the Fund's investment company taxable income will be its taxable income (including interest and short-term capital gains, if any), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund intends to distribute substantially all of its investment company taxable income each year. Such distributions will be taxable as ordinary income to the Fund's shareholders that are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) It is anticipated that none of the Fund's distributions will be eligible for the dividends received deduction for corporations. The Fund does not expect to realize long-term capital gains and, therefore, does not contemplate payment of any "capital gain dividends," as described in the Code.

     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year, in the event such dividends are actually paid during January of the following year.

     The foregoing discussion is only a brief summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. As indicated above, IRAs receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisors with specific reference to their own tax situations.

                                     YIELDS

     From time to time in advertisements or in reports to shareholders, the "yields" and "effective yields" for T-Cash Shares and Dollar Shares may be quoted. Yield quotations are computed for T-Cash Shares separately from those for Dollar Shares. The "yield" for a particular class or sub-class of Fund shares refers to the income generated by an investment in such shares over specified period (such as a seven-day period). This income is then "annualized"; that is, the amount of income generated by the investment during that period is assumed to be generated for each such period over a 52-week or one-year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a particular class or sub-class of shares is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     The Fund's yields may be compared to those of other mutual funds with similar objectives, to stock or other relevant indices, or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data are reported in national financial publications such as IBC/Donoghue's Money Fund Report(R), The Wall Street Journal, and The New York Times, reports prepared by Lipper Analytical Services, Inc., and publications of a local or regional nature.

     The Fund's yield figures for T-Cash Shares and T-Cash Dollar Shares represent the Fund's past performance, will fluctuate, and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. Any fees charged by Service Organization or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in the Fund's yields; and, such fees, if charged, would reduce the actual return received by customers on their investments. The methods used to compute the Fund's yields are described in more detail in the Statement of Additional Information. Investors may call 800-821-6006 (T-Cash Shares code: 72 T-Cash Dollar Shares code: 73) to obtain current yield information.

                    DESCRIPTION OF SHARES AND MISCELLANEOUS

     The Company is a Pennsylvania business trust established on May 14, 1975. Effective March 2, 1987, the Company's name was changed from Trust for Short-Term Federal Securities to Trust for Federal Securities. The Company commenced operations of the Fund in June, 1991.

     The Company's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Company and to classify or reclassify any unissued shares into one or more additional classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of twelve classes of shares designated as FedFund, FedFund Dollar, T-Fund, T-Fund Dollar, FedCash, FedCash Dollar, T-Cash, T-Cash Dollar, Federal Trust, Federal Trust Dollar, Treasury Trust and Treasury Trust Dollar. The Declaration of Trust further authorizes the trustees to classify or reclassify any class of shares into one or more sub-classes.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE FUND. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING THE COMPANY'S FEDFUND, T-FUND, FEDCASH, FEDERAL TRUST FUND AND TREASURY TRUST FUND PORTFOLIOS MAY OBTAIN SEPARATE PROSPECTUSES DESCRIBING THOSE PORTFOLIOS BY CALLING THE DISTRIBUTOR AT 800-998-7633.

     The Company does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a member of the Board of Trustees upon written request of shareholders owning at least 10% of the outstanding shares of the Company entitled to vote.

     Each Fund Share represents an equal proportionate interest in the assets belonging to the Fund. Each share is without par value and has no preemptive or conversion rights. When issued for payment as described in this Prospectus, shares will be fully paid and non-assessable.

     Holders of the Company's T-Cash Shares and T-Cash Dollar Shares will vote in the aggregate and not by class or sub-class on all matters, except where otherwise required by law and except that only Dollar Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations. Further, shareholders of all of the Company's portfolios will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. (See the Statement of Additional Information under "Additional Description Concerning Fund Shares" for examples where the 1940 Act requires voting by portfolio.) Shareholders of the Company are entitled to one vote for each full share held (irrespective of class, sub-class, or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of the Company may elect all of the trustees.

     For information concerning the redemption of Fund shares and possible restrictions on their transferability, see "Purchase and Redemption of Shares."

     As stated above, the Company is organized as a trust under the laws of the Commonwealth of Pennsylvania. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Company's Declaration of Trust provides for indemnification out of the trust property of any shareholder of the Fund held personally liable solely by reason of being or having been a shareholder and not because of any acts or omissions or some other reason.

       NO PERSON HAS BEEN AUTHORIZED
       TO GIVE ANY INFORMATION OR TO
       MAKE ANY REPRESENTATIONS NOT
       CONTAINED IN THIS PROSPECTUS,
       OR IN THE FUND'S STATEMENT OF
       ADDITIONAL INFORMATION
       INCORPORATED HEREIN BY
       REFERENCE, IN CONNECTION WITH
       THE OFFERING MADE BY THIS
       PROSPECTUS AND, IF GIVEN OR
       MADE, SUCH INFORMATION OR
       REPRESENTATIONS MUST NOT BE
       RELIED UPON AS HAVING BEEN
       AUTHORIZED BY THE COMPANY OR
       ITS DISTRIBUTOR. THIS
       PROSPECTUS DOES NOT
       CONSTITUTE AN OFFERING BY THE
       COMPANY OR BY THE DISTRIBUTOR
       IN ANY JURISDICTION IN WHICH
       SUCH OFFERING MAY NOT
       LAWFULLY BE MADE.

     ---------------------------------------------------------------------------
             TABLE OF CONTENTS

                                          PAGE
                                         ------
         Background and Expense
           Information...................      2
         Financial Highlights............      3
         Investment Objective and
           Policies......................      4
         Purchase and Redemption of
           Shares........................      6
         Management of the Fund..........      8
         Dividends.......................     12
         Taxes...........................     12
         Yields..........................     13
         Description of Shares and
           Miscellaneous.................     13

       PIF-P-007

                                                        T-CASH

                                                AN INVESTMENT PORTFOLIO
                                                      OFFERED BY
                                             TRUST FOR FEDERAL SECURITIES

                                         [PROVIDENT INSTITUTIONAL FUND LOGO]
                                                      Prospectus
                                                   February 28, 1996

                               FEDCASH AND T-CASH

                        Investment Portfolios Offered By
                          Trust for Federal Securities


                      Statement of Additional Information
                               February __, 1996

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . . . . . . . . . . .    2

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION  . . . . . . . . . . . . .    7

MANAGEMENT OF THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . .   10

ADDITIONAL INFORMATION CONCERNING TAXES . . . . . . . . . . . . . . . . .   20

DIVIDENDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22

ADDITIONAL YIELD INFORMATION  . . . . . . . . . . . . . . . . . . . . . .   22

ADDITIONAL DESCRIPTION CONCERNING FUND SHARES . . . . . . . . . . . . . .   24

COUNSEL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25

AUDITORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26

MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26

FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . FS-1


          This Statement of Additional Information is meant to be read in conjunction with the Prospectuses for FedCash and T-Cash dated February __, 1996 and is incorporated by reference in its entirety into those Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of FedCash or T-Cash should be made solely upon the information contained herein. Copies of the Prospectuses for FedCash and T-Cash may be obtained by calling 800-821-7432. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

                                  THE COMPANY

          Trust for Federal Securities (Trust for Short-Term Federal Securities prior to March 2, 1987) is a no-load, diversified, open-end investment company designed primarily as a vehicle by which institutional investors can invest cash reserves in a choice of portfolios consisting of government securities. Trust for Federal Securities (the "Company") consists of six separate investment portfolios--FedFund, T-Fund, FedCash, T-Cash, Federal Trust Fund and Treasury Trust Fund. This Statement of Additional Information relates primarily to the Company's FedCash and T-Cash portfolios (the "Funds").

          The securities held by FedCash consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements relating to such obligations. Securities held by T-Cash are limited to U.S. Treasury bills, notes and other direct obligations of the U.S. Treasury and repurchase agreements relating to direct Treasury obligations. Although both Funds have the same investment adviser and have comparable investment objectives, their yields normally will differ due to their differing cash flows and differences in the specific portfolio securities held.

          THIS STATEMENT OF ADDITIONAL INFORMATION AND THE FUNDS' PROSPECTUSES RELATE PRIMARILY TO THE FUNDS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVES AND POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS RELATING TO THE FUNDS. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING THE COMPANY'S FEDFUND, T-FUND, FEDERAL TRUST FUND OR TREASURY TRUST FUND PORTFOLIOS MAY OBTAIN SEPARATE PROSPECTUSES DESCRIBING THOSE PORTFOLIOS BY CALLING THE DISTRIBUTOR AT 800-998-7633.


                       INVESTMENT OBJECTIVES AND POLICIES

          As stated in the Funds' Prospectuses, the investment objective of each Fund is to seek current income with liquidity and security of principal. The following policies supplement the description in the Prospectuses of the investment objectives and policies of the Funds.

PORTFOLIO TRANSACTIONS

          Subject to the general control of the Company's Board of Trustees, PNC Institutional Management Corporation ("PIMC"), the Funds' investment adviser, is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds. Purchases and sales of portfolio securities are usually principal transactions without brokerage commissions. In making portfolio investments,

PIMC seeks to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one dealer are comparable, PIMC may, in its discretion, effect transactions in portfolio securities with dealers who provide the Company with research advice or other services. Although the Funds will not seek profits through short-term trading, PIMC may, on behalf of the Funds, dispose of any portfolio security prior to its maturity if it believes such disposition is advisable.

          Investment decisions for the Funds are made independently from those for other investment company portfolios or accounts advised or managed by PIMC. Such other portfolios may invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time on behalf of such other portfolios, transactions are averaged as to price, and available investments allocated as to amount, in a manner which PIMC believes to be equitable to each portfolio, including either Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained for a Fund. To the extent permitted by law, PIMC may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other investment company portfolios in order to obtain best execution.

          Portfolio securities will not be purchased from or sold to and the Funds will not enter into repurchase agreements or reverse repurchase agreements with PIMC, PNC Bank, National Association ("PNC Bank"), PFPC Inc. ("PFPC"), Provident Distributors, Inc. ("PDI") or any affiliated person (as such term is defined in the Investment Company Act of 1940 (the "1940 Act") of any of them, except to the extent permitted by the Securities and Exchange Commission (the "SEC")). Furthermore, with respect to such transactions, securities and repurchase agreements, the Funds will not give preference to Service Organizations with whom the Funds enter into agreements concerning the provision of support services to customers who beneficially own FedCash Dollar shares or T-Cash Dollar shares ("Dollar shares"). (See the Prospectuses, "Management of the Fund--Service Organizations.")

          The Funds do not intend to seek profits through short-term trading. The Funds' annual portfolio turnover rates will be relatively high but the Funds' portfolio turnover is not expected to have a material effect on their net incomes. The portfolio turnover rate for each of the Funds is expected to be zero for regulatory reporting purposes.

ADDITIONAL INFORMATION ON INVESTMENT PRACTICES

          The repurchase price under the repurchase agreements described in the Funds' Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds' custodian, sub-custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

          Whenever the Funds enter into reverse repurchase agreements as described in their Prospectuses, they will place in a segregated custodial account liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by the Funds under the 1940 Act.

          As stated in the Funds' Prospectuses, the Funds may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase when-issued securities, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case such Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Funds will set aside cash or liquid assets to satisfy their respective purchase commitments in the manner described, such a Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets. Neither Fund intends to purchase when-issued securities for speculative purposes but only in furtherance of its investment objectives. The Funds reserve the right to sell the securities before the settlement date if it is deemed advisable.

          When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          With respect to loans by the Funds of their portfolio securities as described in their Prospectuses, the Funds would continue to accrue interest on loaned securities and would also earn income on loans. Any cash collateral received by the Funds in connection with such loans would be invested in short-term U.S. government obligations.

          FedCash, may also invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies or instrumentalities, which have a remaining maturity of 397 days or less in accordance with the requirements of Rule 2a-7 under the 1940 Act. Each class of a CMO, which frequently elect to be taxed as a real estate mortgage investment conduit ("REMIC") represents an ownership interest in, and the right to receive a specified portion of the cash flow consisting of interest and principal on a pool of residential mortgage loans or mortgage pass-through securities ("Mortgage Assets"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. These multiple class securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, including GNMA, FNMA and FHLMC, or issued by trusts formed by private originators of, or investors in, mortgage loans. Classes in CMOs which the Fund may hold are known as "regular" interests. CMOs also issue "residual" interests, which in general are junior to and more volatile than regular interests.

          Neither Fund will invest more than 10% of the value of its assets in investments which are not readily marketable at the time of purchase of a not readily marketable security. Securities for purposes of this limitation do not include securities which have been determined to be liquid by the Fund's Board of Trustees based upon the trading markets for such securities.

INVESTMENT LIMITATIONS

          The Funds' Prospectuses summarize certain investment limitations that may not be changed without the affirmative vote of the holders of a "majority of the outstanding shares" of the respective Fund (as defined below under "Miscellaneous"). Below is a complete list of the Funds' investment limitations that may not be changed without such a vote of shareholders.

          1. FedCash may not purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements. There is no limit on the amount of FedCash's assets which may be invested in the securities of any one issuer of such obligations.

          2. T-Cash may not purchase securities other than direct obligations of the U.S. Treasury such as Treasury bills and notes, some of which may be subject to repurchase agreements. There is no limit on the amount of T-Cash's assets which may be invested in securities of any one issuer of such obligations.

FedCash and T-Cash may not:

          3. Borrow money except from banks for temporary purposes and then in an amount not exceeding 10% of the value of the particular Fund's total assets, or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the particular Fund's total assets at the time of such borrowing. (This borrowing provision is not for investment leverage, but solely to facilitate management of each Fund by enabling the Company to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.) Borrowing may take the form of a sale of portfolio securities accompanied by a simultaneous agreement as to their repurchase. Interest paid on borrowed funds will not be available for investment.

          4.   Act as an underwriter.

          5. Make loans except that the Funds may purchase or hold debt obligations in accordance with their respective investment objective and policies, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the lending Fund's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Fund's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Company, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

IN GENERAL

          Information on how to purchase and redeem a Fund's shares is included in its Prospectus. The issuance of shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

          The regulations of the Comptroller of the Currency provide that funds held in a fiduciary capacity by a national bank approved by the Comptroller to exercise fiduciary powers must be invested in accordance with the instrument establishing the fiduciary relationship and local law. The Company believes that the purchase of FedCash shares and T-Cash shares by such national banks acting on behalf of their fiduciary accounts is not contrary to applicable regulations if consistent with the particular account and proper under the law governing the administration of the account.


          Prior to effecting a redemption of shares represented by certificates, PFPC, the Funds' transfer agent, must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank, a member of a major stock exchange or other eligible guarantor institution, unless other arrangements satisfactory to the Funds have previously been made. The Funds may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

          Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

          In addition, the Funds may redeem shares involuntarily in certain other instances if the Board of Trustees determines that failure to redeem may have material adverse consequences to a Fund's shareholders in general. Each Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the Fund's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable. In such a case, the Fund may make payment wholly or partly in securities or other property, valued in the same way as the Fund determines net asset value. (See "Net Asset Value" below for an example of when such redemption or form of payment might be appropriate.) Redemption in kind is not as liquid as a cash redemption. Shareholders who receive a redemption in kind may incur transaction costs if they sell such securities or property, and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.

          Any institution purchasing shares on behalf of separate accounts will be required to hold the shares in a single nominee name (a "Master Account"). Institutions investing in more than one of the Company's portfolios or classes of shares must maintain a separate Master Account for each portfolio and class of shares. Sub-accounts may be established by name or number either when the Master Account is opened or later.

NET ASSET VALUE

          As stated in each Fund's Prospectus, each Fund's net asset value per share is calculated by adding the value of all of the Fund's portfolio securities and other assets belonging to that Fund, subtracting the liabilities charged to that Fund, and dividing the result by the total number of that Fund's shares outstanding (by class). "Assets belonging to" a Fund consist of the consideration received upon the issuance of shares together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange or liquidation of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular portfolio. Assets belonging to a particular Fund are charged with the direct liabilities of that Fund and with a share of the general liabilities of the Company allocated in proportion to the relative net assets of such Fund and the Company's other portfolios. Determinations made in good faith and in accordance with generally accepted accounting principles by the Board of

Trustees as to the allocations of any assets or liabilities with respect to a Fund are conclusive.

          As stated in the Funds' Prospectuses, in computing the net asset value of shares of the Funds for purposes of sales and redemptions, the Funds use the amortized cost method of valuation. Under this method, the Funds value each of their portfolio securities at cost on the date of purchase and thereafter assume a constant proportionate amortization of any discount or premium until maturity of the security. As a result, the value of a portfolio security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method provides certainty in portfolio valuation, it may result in valuations for the Funds' securities which are higher or lower than the market value of such securities.

          In connection with their use of amortized cost valuation, each of the Funds limits the dollar-weighted average maturity of its portfolio to not more than 90 days and does not purchase any instrument with a remaining maturity of more than thirteen months (with certain exceptions). In determining the average weighted portfolio maturity of each Fund, a variable rate obligation that is issued or guaranteed by the U.S. Government, or an agency or instrumentality thereof, is deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. The Company's Board of Trustees has also established procedures, pursuant to rules promulgated by the SEC, that are intended to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. Such procedures include the determination at such intervals as the Board deems appropriate, of the extent, if any, to which each Fund's net asset value per share calculated by using available market quotations or a matrix believed to provide reliable values deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1% with respect to either Fund, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviation from the $1.00 amortized cost price per share of a Fund may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the Fund's average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; or utilizing a net asset value per share determined by using available market quotations.

                            MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

          The Company's trustees and executive officers, their addresses, principal occupations during the past five years and other affiliations are provided below. In addition to the information set forth below, the trustees serve in the following capacities:

          Each trustee of the Company serves as a director of Temporary Investment Fund, Inc. ("Temp"), as a trustee of Municipal Fund for Temporary Investment ("Muni"). In addition, Messrs. Fortune and Pepper are directors of Independence Square Income Securities, Inc. ("ISIS") and Managing General Partners of Chestnut Street Exchange Fund ("Chestnut"); Messrs. Pepper and Johnson are directors of Municipal Fund for California Investors, Inc. ("Cal Muni"); and Mr. Johnson is a director of Municipal Fund for New York Investors, Inc. ("New York Muni") and the International Dollar Reserve Fund ("IDR").

          Each of the Company's officers, with the exception of Mr. McConnel, holds like offices with Temp and Muni. In addition, Mr. McConnel is Secretary of Temp. Mr. Roach is Treasurer of Chestnut, President and Treasurer of The RBB Fund, Inc. and New York Muni, and Vice President and Treasurer of ISIS and Cal Muni; and Mr. Pepper is President and Chairman of the Board of Muni and Cal Muni; and Mr. Fortune is President and Chairman of the Board of ISIS and Chestnut.

                                               Principal Occupations
                            Position with the  During Past 5 Years
Name and Address                 Company       and Other Affiliations
----------------            -----------------  ----------------------
PHILIP E. COLDWELL(3),(4)                      Economic Consultant;
Coldwell Financial                              Chairman, Coldwell
Consultants                  Trustee            Financial
3330 Southwestern Blvd.                         Consultants, Member
Dallas, Texas  75225                            of the Board of
                                                Governors of the
                                                Federal Reserve
                                                System, 1974 to
                                                1980; President,
                                                Federal Reserve
                                                Bank of Dallas,
                                                1968 to 1974;
                                                Director, Maxus
                                                Energy Corporation
                                                (energy products)
                                                (1989 -1993);
                                                Director, Diamond
                                                Shamrock Corp.
                                                (energy and
                                                chemical products)
                                                until 1987.

ROBERT R. FORTUNE(2),(3),(4) Trustee           Financial Consultant;
2920 Ritter Lane                                Chairman, President
Allentown, PA  18104                            and Chief Executive
                                                Officer

                                               Principal Occupations
                            Position with the  During the Past 5 Years
Name and Address                Company        and Other Affiliations
----------------            -----------------  -----------------------
                                                of Associated
                                                Electric & Gas
                                                Insurance Services
                                                Limited, 1984-1993;
                                                Member of the
                                                Financial Executives
                                                Institute and
                                                American Institute
                                                of Certified Public
                                                Accountants;
                                                Director, Prudential
                                                Utility Fund, Inc.,
                                                Prudential
                                                IncomeVertible Fund,
                                                Inc., and Prudential
                                                Structured Maturity
                                                Fund, Inc.

RODNEY D. JOHNSON           Trustee           President, Fairmount
Fairmount Capital                               Capital Advisors,
  Advisors, Inc.                                Inc. (financial
1435 Walnut Street                              advising) since
Drexel Building                                 1987; Treasurer,
Philadelphia, PA  19102                         North Philadelphia
                                                Health System
                                                (formerly Girard
                                                Medical Center),
                                                1988 to 1992;
                                                Member, Board of
                                                Education, School
                                                District of
                                                Philadelphia, 1983
                                                to 1988; Treasurer,
                                                Cascade Aphasia
                                                Center, 1984 to
                                                1988.

G. WILLING PEPPER(1),(2)    Chairman of        Retired; Chairman of
128 Springton Lake Road     the Board,          the Board, The
Media, PA  19063            President and       Institute for
                            Trustee             Cancer Research
                                                until 1979;
                                                Director,
                                                Philadelphia
                                                National Bank until
                                                1978; President,
                                                Scott Paper
                                                Company, 1971 to
                                                1973; Chairman of
                                                the Board,
                                                Specialty
                                                Composites Corp.
                                                until May 1984.

EDWARD J. ROACH             President          Certified Public
Bellevue Park Corporate     and Treasurer       Accountant; Partner
  Center                                        of the accounting
400 Bellevue Parkway                            firm of Main
Suite 100                                       Hurdman until 1981;
Wilmington, DE  19809                           Vice Chairman of
                                                the Board, Fox
                                                Chase Cancer
                                                Center; Trustee
                                                Emeritus,
                                                Pennsylvania School
                                                for the Deaf;
                                                Trustee, Immaculata
                                                College, 1983-1984;

                                               Principal Occupations
                          Position with the    During the Past 5 Years
Name and Address               Company         and Other Affiliations
----------------          -----------------    -----------------------
                                                Director, The
                                                Bradford Funds, Inc.
                                                1995.

W. BRUCE McCONNEL, III      Secretary          Partner of the law
PNB Building                                    firm of Drinker
1345 Chestnut Street                            Biddle & Reath
Philadelphia, PA                                Philadelphia,
19107-3496                                      Pennsylvania.

-----------------------

(1) This trustee is considered by the Company to be an "interested person" of the Company as defined in the 1940 Act.

(2)  Executive Committee Member.

(3)  Audit Committee Member.

(4)  Nominating Committee Member.


          During intervals between meetings of the Board, the Executive Committee may exercise the authority of the Board of Trustees in the management of the Company's business to the extent permitted by law.

          Each of the investment companies named above receives various advisory and other services from PIMC and PNC Bank. Of the above-mentioned funds, PDI provides distribution services to Temp, Muni, Cal Muni and New York Muni. Of the above-mentioned funds, the administrators provide administration services to Temp, Muni, Cal Muni and New York Muni.

          For the fiscal year ended October 31, 1995, the Company paid a total of $100,887 to its officers and trustees in all capacities of which $15,772 was allocated to the Funds. In addition, the Company contributed $2,715 for the fiscal year to its retirement plan for employees (which included Mr. Roach) of which $418 was allocated to the Funds. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. No employee of PDI, PIMC, PFPC or PNC Bank receives any compensation from the Company for acting as an officer or trustee of the Company. The trustees and officers of the Company as a group beneficially own less than 1% of the shares of the Company's FedFund, T-Fund, FedCash, T-Cash, Federal Trust Fund and Treasury Trust portfolios.

          By virtue of the responsibilities assumed by PDI, PIMC, PFPC and PNC Bank under their respective agreements with the

Company, the Company itself requires only one part-time employee in addition to its officers.

          The table below sets forth the compensation actually received from the Fund Complex of which the Fund is a part by the trustees for the fiscal year ended October 31, 1995:

                                                               Total
                                                             Pension or                                      Compensation
                                                             Retirement                                     from Registrant
                                   Aggregate              Benefits Accrued         Estimated Annual            and Fund
      Name of Person,            Compensation             as Part of Fund           Benefits Upon          Complex(1) Paid to
         Position               from Registrant               Expenses                Retirement               Trustees
 Philip E. Coldwell,                $ 10,800.00                  0                       N/A                  (3)(2) $ 43,600.00
 Trustee

 Robert R. Fortune,                   10,800.00                  0                       N/A                  (5)(2)   63,600.00
 Trustee

 Rodney D. Johnson,                   10,800.00                  0                       N/A                  (5)(2)   55,850.00
 Trustee

 G. Willing Pepper,                   19,100.00                  0                       N/A                  (6)(2)   96,250.00
 Trustee and Chairman

 David R. Wilmerding,                 12,466.68                  0                       N/A                  (5)(2)   60,600.04
 Jr.,(3) Trustee

  Anthony M.                          10,800.00                  0                       N/A                  (4)(2)   49,900.00
 Santomero,(4) Trustee               ----------                                                                        ---------
                                     $74,766.68                                                                      $369,800.04




--------------------

1. A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

2. Total number of such other investment companies trustee serves on within the Fund Complex.


3.   Mr. Wilmerding resigned as trustee of the Company on January 4, 1996.

4.   Mr. Santomero resigned as trustee of the Company on January 4, 1996.

INVESTMENT ADVISER AND SUB-ADVISER

          The advisory and sub-advisory services provided by PIMC and PNC, as well as the fees payable to them, are described in the Funds' Prospectuses.
For the advisory services provided and expenses assumed by it, PIMC is entitled to receive a fee, computed daily and payable monthly, based on the combined average net assets of the Funds as follows:

                   Annual Fee           The Funds' Combined
                   ----------            Average Net Assets
                                        --------------------
                     .175%  . . . . . . of the first $1 billion
                     .150%  . . . . . . of the next $1 billion
                     .125%  . . . . . . of the next $1 billion
                     .100%  . . . . . . of the next $1 billion
                     .095%  . . . . . . of the next $1 billion
                     .090%  . . . . . . of the next $1 billion
                     .085%  . . . . . . of the next $1 billion
                     .080% . . .  . . . of amounts in excess of $7 billion.

          The advisory fee is allocated between these Funds in proportion to their relative net assets.

          PIMC and the administrators have each agreed that if, in any fiscal year, the expenses borne by a Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of the particular Fund are registered or qualified for sale to the public, they will each reimburse such Fund for one-half of any excess to the extent required by such regulations. Unless otherwise required by law, such reimbursement would be accrued and paid on the same basis that the advisory and administration fees are accrued and paid by such Fund. To the Funds' knowledge, of the expense limitations in effect on the date of this Statement of Additional Information, none is more restrictive than two and one-half percent (2-1/2%) of the first $30 million of a Fund's average annual net assets, two percent (2%) of the next $70 million of the average annual net assets and one and one-half percent (1-1/2%) of the remaining average annual net assets.

          For the fiscal years ended October 31, 1993, 1994 and 1995, FedCash paid fees (net of waivers) for advisory services aggregating $161,363, $244,352 and $323,499, respectively. For the same period, advisory fees payable by FedCash of $480,376, $546,532 and $275,671, respectively, were voluntarily waived. For the fiscal years ended October 31, 1993, 1994 and 1995, T-Cash paid fees (net of waivers) for advisory services aggregating $162,472, $149,523 and $218,122, respectively. For the same period, advisory fees payable by T-Cash of $502,288, $409,893 and $210,166, respectively, were voluntarily waived. Any fees waived by PIMC are not recoverable. PIMC and PNC Bank also serve as the adviser and sub-adviser, respectively, to the Company's FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund portfolios.

BANKING LAWS

          Certain banking laws and regulations with respect to investment companies are discussed in each Fund's Prospectus. PIMC, PNC Bank and PFPC believe that they may perform the services for the Funds contemplated by their respective agreements, Prospectuses and this Statement of Additional Information without violation of applicable banking laws or regulations. It should be noted, however, that future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as further interpretations of present requirements, could prevent PIMC and PFPC from continuing to perform such services for the Funds and PNC Bank from continuing to perform such services for PIMC and the Funds. If PIMC, PFPC, or PNC Bank were prohibited from continuing to perform such services, it is expected that the Company's Board of Trustees would recommend that the Funds enter into new agreements with other qualified firms. Any new advisory agreement would be subject to shareholder approval.

          In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to State law.

ADMINISTRATORS

          As the Funds' administrators, PFPC and PDI have agreed to provide the following services: (i) assist generally in supervising the Funds' operations, including providing a Wilmington, Delaware order-taking facility with toll-free IN-WATS telephone lines, providing for the preparing, supervising and mailing of purchase and redemption order confirmations to shareholders of record, providing and supervising the operation of an automated data processing system to process purchase and redemption orders, maintaining a back-up procedure to reconstruct lost purchase and redemption data, providing information concerning the Funds to their shareholders of record, handling shareholder problems, supervising the services of employees, provided by PDI, whose principal responsibility and function is to preserve and strengthen shareholder relations, and monitoring the arrangements pertaining to the Funds' agreements with Service

Organizations; (ii) assure that persons are available to receive and transmit purchase and redemption orders; (iii) participate in the periodic updating of the Funds' Prospectuses; (iv) assist in maintaining the Funds' Wilmington, Delaware office; (v) perform administrative services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Funds; (vi) accumulate information for and coordinate the preparation of reports to the Funds' shareholders and the SEC; and (vii) maintain the registration or qualification of the Funds' shares for sale under state securities laws; (viii) prepare or review, and provide advice with respect to, all sales literature (advertisements, brochures and shareholder communications) for each of the Funds and any class or sub-class thereof; and (ix) assist in the monitoring of regulatory and legislative developments which may affect the Company, participate in counseling and assisting the Company in relation to routine regulatory examinations and investigations, and work with the Company's counsel in connection with regulatory matters and litigation.

          For their administrative services, the administrators are entitled jointly to receive fees from the six Funds referred to above determined and allocated in the same manner as PIMC's advisory fee set forth above. As stated in their prospectuses, each administrator is also reimbursed for its reasonable out-of-pocket expenses incurred in connection with the Fund's computer access program. For the Fiscal year ended October 31, 1995, Fedcash and T-Cash paid PFPC and PDI fees (net of waivers) for administrative services aggregating $323,499 and $218,122, respectively. For the same fiscal year, PFPC and PDI voluntarily waived administration fees aggregating $275,671 with respect to FedCash and $210,166 with respect to T-Cash. For the fiscal year ended October 31, 1994, FedCash and T-Cash paid PFPC and PDI fees (net of waivers) for administrative services aggregating $244,352 and $149,523, respectively. For the period from November 1, 1992 through January 17, 1993, the Company paid fees (net of waivers) totalling $30,138 with respect to FedCash and $30,634 with respect to T-Cash to Boston Advisors. For the same period, administration fees payable by FedCash and T-Cash of $22,206 and $22,848, respectively, were voluntarily waived. For the period from January 18, 1993 through October 31, 1993, the Company paid fees (net of waivers) for administrative services to PFPC and MFD, its administrators, aggregating $161,363 with respect to FedCash Fund and $162,471 with respect to T-Cash Fund. For the same period, administration fees of $508,289 with respect to T-Cash Fund and $480,376 with respect to FedCash Fund were voluntarily waived.

          For information regarding the administrators' obligations to reimburse the Funds in the event their expenses exceed certain prescribed limits, see "Investment Adviser and Sub-Adviser" above. PFPC, a wholly owned, indirect subsidiary of PNC Bank provides advisory, administrative or, in some cases, sub-advisory and/or sub-administrative services to investment companies which are distributed by PDI. PFPC and PDI also serve as co-administrators of the Company's FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund portfolios.

DISTRIBUTOR

          PDI acts as the distributor of the Funds' shares. Each Fund's shares are sold on a continuous basis by the distributor as agent, although it is not obliged to sell any particular amount of shares. PDI will prepare or review, provide advice with respect to, and file with the federal and state agencies or other organizations as required by federal, state, or other applicable laws and regulations, all sales literature (advertisements, brochures and shareholder communications) for each of the Funds and any class or sub-class thereof. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of Fund shares) and of preparing, printing and distributing all sales literature. No compensation is payable by the Funds to the distributor for its distribution services. PDI also serves as the distributor for the Company's FedFund, T-Fund, Federal Trust
Fund and Treasury Trust Fund portfolios.   PDI is a Delaware corporation with
its principal place of business located at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087.

CUSTODIAN AND TRANSFER AGENT

          Pursuant to a Custodian Agreement, PNC Bank serves as the Funds' custodian. Under the Agreement, PNC Bank has agreed to provide the following services: (i) maintain a separate account or accounts in the name of the Funds; (ii) hold and disburse portfolio securities on account of the Funds;
(iii) collect and make disbursements of money on behalf of the Funds; (iv) collect and receive all income and other payments and distributions on account of the Funds' portfolio securities; and (v) make periodic reports to the Board of Trustees concerning the Funds' operations. The Custodian Agreement permits PNC, on 30 days' notice, to assign its rights and delegate its duties thereunder to any other affiliate of PNC Bank or PNC Bank Corp., provided that PNC Bank remains responsible for the performance of the delegate under the Custodian Agreement.

          The Funds reimburse PNC Bank for its direct and indirect costs and expenses incurred in rendering custodial services. Under the Custodian Agreement, each Fund pays PNC Bank an annual fee equal to $.25 for each $1,000 of such Fund's average daily gross assets, which fee declines as such Fund's average daily gross assets increase. In addition, each Fund pays the custodian a fee for each purchase, sale or delivery of a security, interest collection or claim item, and reimburses PFPC for out-of-pocket expenses incurred on behalf of the Fund. For the fiscal years ended October 31, 1993, 1994 and 1995, FedCash paid fees for custodian services aggregating $114,671, $130,951 and $105,672, respectively. For the same periods, T-Cash paid fees for custodian services aggregating $119,904, $100,276 and $80,119, respectively. PNC Bank also serves as Custodian for the Company's FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund portfolios. PNC's principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19102.

          PFPC also serves as the Funds' transfer agent, registrar and dividend disbursing agent pursuant to a Transfer Agency Agreement. Under the Agreement, PFPC has agreed to provide the following services: (i) maintain a separate account or accounts in the name of the Funds; (ii) issue, transfer and redeem shares of the Funds; (iii) disburse dividends and distributions, in the manner described in each Fund's Prospectus, to shareholders of the Fund; (iv) transmit all communications by the Funds to their shareholders or their authorized representatives, including reports to shareholders, distribution and dividend notices and proxy materials for meetings of shareholders; (v) prepare and file with the appropriate taxing authorities reports or notices relating to dividends and distributions made by the Funds; (vi) respond to correspondence by shareholders, security brokers and others relating to its duties; (vii) maintain shareholder accounts; and (viii) make periodic reports to the Company's Board of Trustees concerning the Funds' operations. The Transfer Agency Agreement permits PFPC, on 30-days' notice, to assign its rights and duties thereunder to any other affiliate of PNC Bank or PNC Bank Corp., provided that PFPC remains responsible for the performance of the delegate under the Transfer Agency Agreement.

          Under the Transfer Agency Agreement, each Fund pays PFPC fees at an annual rate of $12.00 per account and sub-account maintained by PFPC plus $1.00 for each purchase or redemption transaction by an account (other than a purchase transaction made in connection with the automatic reinvestment of dividends). Payments to PFPC for sub-accounting services provided by others are limited to the amount which PFPC pays to others for such services. In addition, the Funds reimburse PFPC for out-of-pocket expenses related to such services. For the fiscal years ended October 31, 1993, 1994 and 1995, FedCash paid fees for transfer agency services aggregating $18,905, $23,192 and $21,630, respectively. For the same periods, T-Cash paid fees for transfer agency expenses aggregating $22,708, $25,305 and $24,604, respectively. PFPC also serves as transfer agent, registrar and dividend disbursing agent for the Company's FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund portfolios.

SERVICE ORGANIZATIONS

          As stated in the Funds' Prospectuses, the Funds will enter into an agreement with each Service Organization which purchases Dollar shares requiring it to provide support services to its customers who beneficially own Dollar shares in consideration of the Funds' payment of .25% (on an annualized basis) of the average daily net asset value of the Dollar shares held by the Service Organization for the benefit of customers. Such services include: (i) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the transfer agent; (ii) providing customers with a service that invests the assets of their accounts in Dollar shares; (iii) processing dividend payments from the Funds on behalf of customers; (iv) providing information periodically to customers showing their positions in Dollar shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed by the Service Organization; (vii) providing sub-accounting with respect to Dollar shares beneficially owned by customers or the information necessary for sub-accounting; (viii) forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers, if required by law; and (ix) other similar services if requested by the Funds.
For the fiscal year ended October 31, 1995, the Company paid $153,266 in servicing fees to an affiliate of the Company's adviser (representing 30.0% of the aggregate servicing fees) all of which was allocated to T-Cash pursuant to service agreements in effect during such period.

          Each Fund's agreements with Service Organizations are governed by a Shareholder Services Plan (the "Plan") that has been adopted by the Company's Board of Trustees pursuant to an exemptive order granted by the SEC in connection with the creation of the Dollar shares. Pursuant to each Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended under the Fund's agreements with Service

Organizations and the purposes for which the expenditures were made. In addition, the Funds' arrangements with Service Organizations must be approved annually by a majority of the Company's trustees, including a majority of the trustees who are not "interested persons" of the Company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

          The Board of Trustees has approved the Funds' arrangements with Service Organizations based on information provided by the Funds' service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner. Any material amendment to the Funds' arrangements with Service Organizations must be approved by a majority of the Company's Board of Trustees (including a majority of the non-interested trustees). So long as the Funds' arrangements with Service Organizations are in effect, the selection and nomination of the members of the Company's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested trustees.

EXPENSES

          The Funds' expenses include taxes, interest, fees and salaries of the Company's trustees and officers, SEC fees, state securities qualification fees, Standard & Poor's rating fees, Moody's rating fees (cost incurred by T-Cash only), costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, advisory and administration fees, charges of the custodian, transfer agent and dividend disbursing agent, Service Organization fees, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Funds also pay for brokerage fees and commissions (if any) in connection with the purchase of portfolio securities.


                    ADDITIONAL INFORMATION CONCERNING TAXES

          The following summarizes certain additional tax considerations generally affecting each Fund and its shareholders that are not described in each Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders or possible legislative changes, and the discussion here and in each Fund's Prospectus is not intended as a substitute for careful tax planning. Investors should consult their tax advisors with specific reference to their own tax situations.

          Each Fund of the Company is treated as a separate corporate entity under the Code and intends to qualify each year as a regulated investment company under the Code. In order to so qualify for a taxable year, each Fund must satisfy the distribution requirement described in its Prospectus, derive at least 90% of its gross income for the year from certain qualifying sources, comply with certain diversification requirements and derive less than 30% of its gross income from the sale or other disposition of securities and certain other investments held for less than three months. Interest (including original issue discount and accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

          A 4% nondeductible excise tax is imposed on regulated investment companies that fail to distribute currently an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income each calendar year to avoid liability for this excise tax.

          If for any taxable year a Fund does not qualify for tax treatment as a regulated investment company, all of its taxable income will be subject to federal income tax at regular corporate rates, without any deduction for distributions to Fund shareholders. In such event, dividend distributions would be taxable as ordinary income to Fund shareholders to the extent of that Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

          Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who has failed to provide a correct tax identification number in the manner required, who is subject to withholding by the Internal Revenue Service for failure to properly include on its return payments of taxable interest or dividends, or who has failed to certify to the Fund when required to do so that he is not subject to backup withholding or that he is an "exempt recipient."

          Depending upon the extent of the Funds' activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Funds and their shareholders under such laws may differ from their treatment under federal income tax laws. Shareholders are advised to consult their tax advisors concerning the application of state and local taxes.

          The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.


                                   DIVIDENDS

          Net income of each of the Funds for dividend purposes consists of (i) interest accrued and original issue discount earned on the Fund's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Fund and the general expenses (e.g., legal, accounting and trustees' fees) of the Company prorated to the Fund on the basis of its relative net assets.
In addition, Dollar shares bear exclusively the expense of fees paid to Service Organizations. (See "Management of the Funds--Service Organizations.")

          As stated, the Company uses its best efforts to maintain the net asset value per share of FedCash and T-Cash at $1.00. As a result of a significant expense or realized or unrealized loss incurred by either Fund, it is possible that the Fund's net asset value per share may fall below $1.00.


                          ADDITIONAL YIELD INFORMATION

          The "yields" and "effective yields" are calculated separately for each class of shares of each Fund and in accordance with the formulas prescribed by the SEC. The seven-day yield for each class of shares is calculated by determining the net change in the value of a hypothetical pre-existing account in the particular Fund which has a balance of one share of the class involved at the beginning of the period, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on the original share and any such additional shares, net of all fees charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size, but does not include gains and losses or unrealized appreciation and depreciation. In addition, an effective annualized yield quotation may be computed on a compounded basis with respect to each class of its shares by adding 1 to the base period return for the class involved (calculated as described above), raising that sum to a power equal to 365/7, and subtracting 1 from the result. Similarly, based on the calculations described above, the Funds' 30-day (or one-month) yields and effective yields may also be calculated.

          For the seven-day period ended October 31, 1995, the yields on FedCash shares and T-Cash shares were 5.60% and 5.66%, respectively, and the compounded effective yields on FedCash shares and T-Cash shares were 5.76% and 5.82%, respectively; the yields on FedCash Dollar shares and T-Cash Dollar shares were 5.35% and 5.41%, respectively, and the compounded effective yields on FedCash Dollar Shares and T-Cash Dollar Shares were 5.49% and 5.56%, respectively. During this seven-day period, the Funds' adviser and administrator voluntarily waived a portion of its advisory and administration fees payable by the Funds. Without these waivers, for the same period the yields on FedCash shares and T-Cash shares would have been 5.48% and 5.54%, respectively, and the compounded effective yields on FedCash shares and T-Cash shares would have been 5.63% and 5.69%, respectively; and the yields on FedCash Dollar Shares and T-Cash Dollar Shares would have been 5.23% and 5.29%, respectively, and the compounded effective yields on FedCash Dollar Shares and T-Cash Dollar Shares would have been 5.37% and 5.43%.

     For the 30-day period ended October 31, 1995, the yields on FedCash and T-Cash shares were 5.61% and 5.62%, respectively, and the compounded effective yields on FedCash and T-Cash were 5.77% and 5.78%, respectively; the yields on FedCash Dollar Shares and T-Cash Dollar Shares were 5.36% and 5.37%, respectively, and the compounded effective yields on FedCash Dollar Shares and T-Cash Dollar Shares were 5.50% and 5.51%, respectively. During this 30-day period, the Funds' adviser and administrator voluntarily waived a portion of the advisory and administration fees payable by the Funds. Without these waivers for the same period the yields on FedCash shares and T-Cash shares would have been 5.49% and 5.50%, respectively, and the compounded effective yields on FedCash shares and T-Cash shares would have been 5.64% and 5.65%, respectively; the yield on FedCash Dollar Shares and T-Cash Dollar Shares would have been 5.24% and 5.25%, respectively, and the compounded effective yields on FedCash Dollar Shares and T-Cash Dollar shares would have been 5.38% and 5.39%, respectively.

          From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other money market funds or accounts with similar investment objectives and to stock or other relevant indices. For example, the yields of the Funds may be compared to the Donoghue's Money Fund Average, which is an average compiled by IBC/Donoghue's MONEY FUND REPORT(R) of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

          THE FUNDS' YIELDS WILL FLUCTUATE, AND ANY QUOTATION OF YIELD SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF THE FUTURE PERFORMANCE OF THE FUNDS. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds' shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of kind and quality of the investments held in a Fund, portfolio maturity, operating expenses net of waivers and expense reimbursements, and market conditions. Any fees charged by Service Organizations or other institutional investors with respect to customer accounts in investing in shares of the Funds will not be included in calculations of yield and performance; such fees, if charged, would reduce the actual performance and yield from that quoted.


                 ADDITIONAL DESCRIPTION CONCERNING FUND SHARES

          The Company does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least twenty percent of the Company's shares, the Company will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. To the extent required by law, the Company will assist in shareholder communication in such matters.

          As stated in the Prospectuses for the Funds, holders of the Company's FedCash and FedCash Dollar shares will vote in the aggregate and not by class on all matters, except where otherwise required by law and except that only FedCash Dollar shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations. (See "Management of the Funds--Service Organizations.") Holders of the Company's T-Cash and T-Cash Dollar shares will also vote in the aggregate and not by class as described above. Further, shareholders of all of the Company's portfolios will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent accountants, the approval of principal underwriting contracts and the election of trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to portfolio.


                                    COUNSEL

          Drinker Biddle & Reath, Philadelphia National Bank Building, 1345 Chestnut Streets, Philadelphia, Pennsylvania 19107-3496, of which W. Bruce McConnel, III, Secretary of the Company, is a partner, serves as counsel to the Company and will pass upon the legality of the shares offered hereby.

                                    AUDITORS

          The financial statements of the Funds which appear in this Statement of Additional Information and the information included in the Financial Highlights section which appears in the Funds' Prospectuses have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon appears elsewhere herein, and have been included herein and in the Funds' Prospectuses in reliance upon the report of said firm of accountants given upon their authority as experts in accounting and auditing. Coopers & Lybrand L.L.P. has offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103.


                                 MISCELLANEOUS

SHAREHOLDER VOTE

          As used in this Statement of Additional Information and the Prospectuses for the Funds, a "majority of the outstanding shares" of a Fund or of any other portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (1) 67% of the shares of such Fund (irrespective of class) or of the portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund (irrespective of class) or of the portfolio.

CERTAIN RECORD HOLDERS

          On January 10, 1996, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of the Company's FedCash and T-Cash portfolios were as follows:

     FedCash
     -------

     Saxon & Company                                         63.65%
     PNC Bank
     200 Stevens Drive
     Lester, PA  19113

     Transco & Company                                        8.93%
     Intrust Bank NA
     P.O. Box 1
     Wichita, KS  67201

     Linden Owner Partnership                                10.28%
     c/o GE Capital
     570 Lexington Avenue, 11th Floor
     New York, NY  10022
     T-Cash
     ------

     Jato & Co.                                              14.92%
     National City Bank/Minneapolis
     P.O. Box E 1919
     Minneapolis, MN  55480

     Bank IV Kansas NA                                        6.73%
     P.O. Box 47010
     Wichita, KS  67202

     Overton & Co.                                            8.70%
     Overton Bank & Trust NA
     P.O. Box 16509
     Ft. Worth, TX  76162

     Oltrust & Co.                                           23.84%
     Old Natl. Bank in Evansville
     P.O. Box 207
     Evansville, IN  47702


     Corporate Cash Sweep                                    16.12%
     PNC Bank Kentucky Inc.
     539 S 4th Avenue
     Louisville, KY  40202


SHAREHOLDER AND TRUSTEE LIABILITY

          The Company is organized as a "business trust" under the laws of the Commonwealth of Pennsylvania. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Declaration of Trust of the Company provides that shareholders of the Funds shall not be subject to any personal liability for the acts or obligations of the Company and that every note, bond, contract, order or other undertaking made by the Company shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of being or having been a shareholder and not because of any acts or omissions or some other reason. The Declaration of Trust also provides that the Company shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Company and satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss beyond its investment on account of shareholder liability is limited to circumstances in which the Company itself would be unable to meet its obligations.

          The Company's Declaration of Trust provides further that no trustee, officer or agent of the Company shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of the Company, nor shall any trustee be personally liable to any person for any action or failure to act except by reason of bad faith, willful misfeasance, gross negligence in the performance of any duties or by reason of reckless disregard of the obligations and duties as trustee.
It also provides that all persons having any claim against the trustees or the Company shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any proceeding in which the trustee may be involved or with which the trustee may be threatened by reason of being or having been a trustee, and that the trustees have the power, but not the duty, to indemnify officers and employees of the Company unless such person would not be entitled to indemnification had he or she been a trustee.

                                   APPENDIX A


COMMERCIAL PAPER RATINGS

                 A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                 "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

                 "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                 "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

                 "B" - Issue has only a speculative capacity for timely payment.

                 "C" - Issue has a doubtful capacity for payment.

                 "D" - Issue is in payment default.


                 Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

                 "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

                 "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                 "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                 "Not Prime" - Issuer does not fall within any of the Prime rating categories.


                 The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                 "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                 "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                 "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                 "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                 "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                 "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                 "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                 Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

                 "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                 "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

                 "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

                 "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

                 "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

                 "D" - Securities are in actual or imminent payment default.

                 Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

                 Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson
BankWatch:

                 "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

                 "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                 "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

                 "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


                 IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

                 "A1+" - Obligations supported by the highest capacity for timely repayment.

                 "A1" - Obligations are supported by a strong capacity for timely repayment.

                 "A2" - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                 "A3" - Obligations are supported by a satisfactory capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

                 "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

                 "C" - Obligations for which there is an inadequate capacity to ensure timely repayment.

                 "D" - Obligations which have a high risk of default or which are currently in default.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

                 The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                 "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                 "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                 "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                 "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

                 "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                 "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

                 "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

                 "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

                 "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

                 "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                 "CI" - This rating is reserved for income bonds on which no interest is being paid.

                 "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                 PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                 "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                 "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                 "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                 "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                 "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                 "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                 Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                 Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.


                 The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                 "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                 "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                 "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                 "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                 "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                 To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


                 The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

                 "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                 "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

                 "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                 "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                 "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

                 To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


                 IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

                 "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

                 "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

                 "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

                 "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

                 "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

                 IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.


                 Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                 "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

                 "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

                 "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                 "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                 "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                 "D" - This designation indicates that the long-term debt is in default.

                 PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

                 A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                 "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                 "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

                 "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


                 Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                 "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                 "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

                 "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                 "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

                 "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


                 Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                               Federal Trust Fund
                       An Investment Portfolio Offered By
                          Trust for Federal Securities

Bellevue Park Corporate Center               For purchase and redemption orders only call:
400 Bellevue Parkway                         800-441-7450 (in Delaware: 302-791-5350).
Suite 100                                    For yield information call: 800-821-6006
Wilmington, DE 19809                         (Federal Trust shares code: 11;
                                             Federal Trust Dollar shares code: 12).
                                             For other information call: 800-821-7432.

     Trust for Federal Securities (the "Company") is a no-load, diversified, open-end investment company that currently offers shares in six separate investment portfolios. The shares described in this Prospectus represent interests in the Federal Trust Fund portfolio (the "Fund"), a money market portfolio.

     To the extent permissible by federal and state law, the Fund is structured to provide shareholders with income that is exempt or excluded from taxation at the state and local level. See "Taxes." The Fund is also designed to provide an economical and convenient means for the investment of short-term funds held by banks, trust companies, corporations, employee benefit plans and other institutional investors. The investment objective of the Fund is to seek current income with liquidity and security of principal. The Fund invests in those obligations issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof the interest income from which, under current law, generally may not be subject to state income tax by reason of federal law.

     Fund shares may not be purchased by individuals directly, but institutional investors may purchase shares for accounts maintained by individuals. In addition to Federal Trust Shares, investors may purchase Federal Trust "Dollar Shares" which accrue daily dividends in the same manner as Federal Trust Shares but bear all fees payable by the Fund to institutional investors for certain services they provide to the beneficial owners of such Shares. (See "Management of the Fund--Service Organizations.")

     PNC Institutional Management Corporation ("PIMC") and PNC Bank, National Association ("PNC Bank") serve as the Fund's adviser and sub-adviser, respectively. PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators. PDI also serves as the Fund's distributor.
                            ------------------------

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED, ENDORSED,
  OR OTHERWISE SUPPORTED BY PNC BANK CORP. OR ITS AFFILIATES, OR THE U.S.
    GOVERNMENT, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT
     INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
       AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS,
        INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO
          ASSURANCE THAT IT WILL BE ABLE TO MAINTAIN ITS NET ASSET
            VALUE OF $1.00 PER SHARE.

                            ------------------------

     This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information currently dated February 28, 1996, has been filed with the Securities and Exchange Commission and is available to investors without charge by calling the Fund at 800-821-7432. The Statement of Additional Information, as amended from time to time, is incorporated in its entirety by reference into this Prospectus.
                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
     NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
       SECURITIES COMMISSION PASSED UPON THE ACCURACY
         OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------
                               February 28, 1996

                       BACKGROUND AND EXPENSE INFORMATION

     Two classes of shares are offered by this Prospectus: Federal Trust shares and Federal Trust Dollar shares. Shares of each class represent equal, pro rata interests in the Fund and accrue daily dividends in the same manner except that the Dollar shares bear fees payable by the Fund (at the rate of .25% per annum) to institutional investors for services they provide to the beneficial owners of such shares. (See "Management of the Fund--Service Organizations.")

                                EXPENSE SUMMARY

                                                                                       FEDERAL
                                                                   FEDERAL              TRUST
                                                                    TRUST               DOLLAR
                                                                    SHARES              SHARES
                                                                --------------      --------------
ANNUAL FUND OPERATING EXPENSES
------------------------------
(as a percentage of average net assets)
     Management Fees (net of waivers)........................             .06%                .06%
     Other Expenses..........................................             .14%                .39%
          Administration Fees (net of waivers)...............    .06%                .06%
          Shareholder Servicing Fees.........................      0%                .25%
          Miscellaneous......................................    .06%                .06%
                                                                -----               -----
     Total Fund Operating Expenses (net of waivers)..........             .20%                .45%
                                                                         =====               =====

------------

EXAMPLE                                                 1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------                                                 ------    -------    -------    --------
You would pay the following expenses on a $1,000
  investment, assuming (1) a 5% annual return and (2)
  redemption at the end of each time period with
  respect to the following shares:
     Federal Trust Shares:                                $2        $ 6        $11        $ 26
     Federal Trust Dollar Shares:                         $5        $14        $25        $ 57

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LESSER THAN THOSE SHOWN.

     The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The table is based on expenses incurred by the Federal Trust Shares and Dollar Shares during the last fiscal year, restated to reflect the expenses which each class of shares expects to incur during the current fiscal year. In addition, institutional investors may charge fees for providing administrative services in connection with their customers' investment in Dollar Shares. Absent fee waivers, Management and Administration fees for Federal Trust Shares and Dollar Shares each would have been .13% and Total Fund Operating Expenses would have been .32% and .57%, respectively. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" in this Prospectus and the Statement of Additional Information and the financial statements and related notes contained in the Statement of Additional Information.). The investment adviser and administrators may from time to time waive the advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. The foregoing table has not been audited by the Fund's independent accountants.

                              FINANCIAL HIGHLIGHTS

     The following financial highlights for Federal Trust Fund Shares have been derived from the financial statements of the Fund for the fiscal years ended October 31, 1995 and for each of the three preceding fiscal years and for the fiscal period ended October 31, 1991 (commencement of operations) and for Federal Trust Dollar Shares for the fiscal years ended October 31, 1995 and for each of the three preceding fiscal years and for the fiscal period ended October 31, 1991 (commencement of operations). The financial highlights for the fiscal years set forth below have been audited by Coopers & Lybrand L.L.P. independent accountants whose report on the financial statements and financial highlights of the Fund is included in the Statement of Additional Information. The tables should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders, which may be obtained without charge by calling 800-821-7432.

                          TRUST FOR FEDERAL SECURITIES
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                              FEDERAL TRUST SHARES

                                                         YEAR ENDED OCTOBER 31,             DECEMBER 3, 1990(3)
                                              --------------------------------------------         TO
                                                1995        1994        1993        1992    OCTOBER 31, 1991
                                              --------    --------    --------    --------  -----------------
Net Asset Value, Beginning of Period......... $   1.00    $   1.00    $   1.00    $   1.00      $    1.00
                                              --------    --------    --------    --------  -----------------
Income From Investment Operations:
  Net Investment Income......................    .0563       .0380       .0302       .0389          .0564
  Net Capital Gains..........................       --          --       .0001       .0018             --
                                              --------    --------    --------    --------  -----------------
  Total From Investment Operations...........    .0563       .0380       .0303       .0407          .0564
                                              --------    --------    --------    --------  -----------------
Less Distributions:
  Dividends to Shareholders from:
    Net Investment Income....................   (.0563)     (.0380)     (.0302)     (.0389)        (.0564)
    Net Capital Gains........................       --          --      (.0001)     (.0018)            --
                                              --------    --------    --------    --------  -----------------
  Total Distributions........................   (.0563)     (.0380)     (.0303)     (.0407)        (.0564)
                                              --------    --------    --------    --------  -----------------
Net Asset Value, End of Period............... $   1.00    $   1.00    $   1.00    $   1.00      $    1.00
                                              =========   =========   =========   ========= ==================
Total Return.................................    5.77%       3.87%       3.06%       4.15%          5.79%(4)
Ratios/Supplemental Data:
  Net Assets, End of Period (in 000s)........ $237,718    $317,769    $257,125    $428,365      $ 184,063
  Ratio of Expenses to Average Net
    Assets(1)................................      .18%       .18%        .18%        .20%           .12%(2)
  Ratio of Net Investment Income to Average
    Net Assets...............................    5.61%       3.85%       3.02%       3.75%          5.93%(2)

------------
(1) Without the waiver of advisory and administration fees and without expense reimbursements, the ratio of expenses to average daily net assets would have been .32%, .31%, .29% and .30% respectively, for each of the years ended October 31, 1995, 1994, 1993 and 1992, and .39% (annualized) for the period ended October 31, 1991 for Federal Trust Shares.

(2) Annualized.

(3) Commencement of operations.

(4) Total returns are not annualized for periods of less than one year.

                          TRUST FOR FEDERAL SECURITIES
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                          FEDERAL TRUST DOLLAR SHARES

                                                                                              DECEMBER 31,
                                                          YEAR ENDED OCTOBER 31,                1990(3)
                                                 ----------------------------------------          TO
                                                  1995       1994       1993       1992     OCTOBER 31, 1991
                                                 -------    -------    -------    -------  ------------------
 Net Asset Value, Beginning of Period........... $  1.00    $  1.00    $  1.00    $  1.00       $   1.00
                                                 -------    -------    -------    -------       --------
 Income From Investment Operations:
   Net Investment Income........................   .0538      .0355      .0277      .0364          .0487
   Net Capital Gains............................      --         --      .0001      .0018             --
                                                 -------    -------    -------    -------       --------
   Total From Investment Operations.............   .0538      .0355      .0278      .0382          .0487
                                                 -------    -------    -------    -------       --------
 Less Distributions:
   Dividends to Shareholders from:
     Net Investment Income......................  (.0538)    (.0355)    (.0277)    (.0364)        (.0487)
     Net Capital Gains..........................      --         --     (.0001)    (.0018)            --
                                                 -------    -------    -------    -------       --------
   Total Distributions..........................  (.0538)    (.0355)    (.0278)    (.0382)        (.0487)
                                                 -------    -------    -------    -------       --------
 Net Asset Value, End of Period................. $  1.00    $  1.00    $  1.00    $  1.00       $   1.00
                                                 ========   ========   ========   ======== ===================
 Total Return...................................    5.52%      3.62%      2.81%      3.90%          4.98%(4)
 Ratios/Supplemental Data:
   Net Assets, End of Period (in 000s).......... $28,402    $ 8,278    $ 1,025    $ 2,442       $  1,681
   Ratio of Expenses to Average Net Assets(1)...     .43%       .43%       .43%       .45%           .37%(2)
   Ratio of Net Investment Income to Average Net
     Assets.....................................    5.36%      3.60%      2.77%      3.50%          5.86%(2)

------------
(1) Without the waiver of advisory and administration fees and without expense reimbursements, the ratio of expenses to average daily net assets would have been .57%, .56%, .54% and .55%, respectively, for each of the years ended October 31, 1995, 1994, 1993 and 1992, and .64% (annualized) for the period ended October 31, 1991 for Federal Trust Dollar Shares.

(2) Annualized.

(3) First issuance of shares.

(4) Total returns are not annualized for periods of less than one year.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

     The Fund's investment objective is to seek current income with liquidity and security of principal. The investment objective of the Fund is fundamental and may not be changed without the approval of the holders of at least a majority of the outstanding shares of the Fund. The Fund invests in obligations issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof the interest income from which, under current law, generally may not be subject to state income tax by reason of federal law, including securities issued by the U.S. Treasury and by certain agencies or instrumentalities such as the Federal Home Loan Bank, Federal Farm Credit Banks Funding Corp. and the Student Loan Marketing Association. Shareholders in a particular state that imposes an income tax should determine through consultation with their own tax advisors whether such interest income, when distributed by the Fund, will be considered by the state to have retained exempt status, and whether the Fund's capital gain and other income, if any, when distributed will be subject to the state's income tax. See "Taxes." DUE TO STATE INCOME TAX CONSIDERATIONS, THE FUND WILL NOT ENTER INTO REPURCHASE AGREEMENTS.

     Portfolio obligations held by the Fund have remaining maturities of 397 days (thirteen months) or less (with certain exceptions), subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") and other rules of the Securities and Exchange Commission (the "SEC"). Certain government securities held by the Fund may have remaining maturities exceeding thirteen months if such securities provide for adjustments in their interest rates not less frequently than every thirteen months.

     Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The Fund may from time to time engage in portfolio trading for liquidity purposes, in order to enhance its yield or if otherwise deemed advisable. In selling portfolio securities prior to maturity, the Fund may realize a price higher or lower than that paid to acquire any given security, depending upon whether interest rates have decreased or increased since its acquisition. To the extent consistent with its investment objectives, the Fund may invest in Treasury receipts and other "stripped" securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Currently, the Fund only invests in "stripped" securities issued or guaranteed by the U.S. Government which are registered under the STRIPS program. The principal and interest components may exhibit greater price volatility then ordinary debt securities because of the manner in which their principal and interest are returned to investors.

     The Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

SUITABILITY

     The Fund is designed as an economical and convenient vehicle for those institutional investors seeking to obtain current income with liquidity and security of principal. The Fund is designed for banks and other institutions seeking investment of monies held in accounts for which the institution acts in a fiduciary, advisory, agency, custodial or other similar capacity. The Fund may also be suitable for the investment of funds held or managed by corporations, employee benefit plans, insurance companies, unions, hospitals, investment counselors, professional firms, educational, religious and charitable organizations, investment bankers, brokers, and others, if consistent with the objectives of the particular account and any applicable state and federal laws and regulations.

     The Fund offers the advantage of diversification and economies of scale, thereby avoiding the generally greater expense of executing a large number of small transactions. Moreover, investment in the Fund relieves the investor of many management and administrative burdens associated with the direct purchase and sale of income obligations. These include the selection of investments; surveying the market for the best terms at which to buy and sell; receipt, delivery and safekeeping of securities; and recordkeeping.

INVESTMENT LIMITATIONS

     The Fund's investment policies described above may be changed by the Company's Board of Trustees without a vote of shareholders. The Fund's investment objective and investment limitations summarized below may not be changed without the affirmative vote of the holders of a majority of its outstanding shares. (A complete list of the investment limitations that cannot be changed without a vote of shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

The Fund may not:

          1. Purchase securities other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          2. Borrow money except from banks for temporary purposes and then in an amount not exceeding 10% of the value of the Fund's total assets, or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing.

          3. Make loans except that the Fund may purchase or hold debt obligations in accordance with its investment objective and policies.

                       PURCHASE AND REDEMPTION OF SHARES

PURCHASE PROCEDURES

     Fund shares are sold at the net asset value per share next determined after receipt of a purchase order by PFPC, the Fund's transfer agent. Purchase orders for shares are accepted only on days on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day") and must be transmitted to PFPC in Wilmington, Delaware, by telephone (800-441-7450; in Delaware: 302-791-5350) or through the Fund's computer access program. Orders received before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, the Fund's custodian, will be executed at 12:00 noon. Orders received after 12:00 noon and before 2:30 P.M., Eastern time (or orders received earlier in the same day for which payment has not been received by 12:00 noon) will be executed at 4:00 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 4:00 P.M., Eastern time, will not be accepted, and notice thereof will be given to the institution placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) The Fund may in its discretion reject any order for shares.

     Payment for Fund shares may be made only in federal funds or other funds immediately available to PNC Bank. The minimum initial investment by an institution is $3 million for Federal Trust Shares and $5,000 for Dollar Shares; however, broker-dealers and other institutional investors may set a higher minimum for their customers. There is no minimum subsequent investment. The Fund, at its discretion, may reduce the minimum initial investment for Federal Trust Shares for specific institutions whose aggregate relationship with the Provident Institutional Funds is substantially equivalent to this $3 million minimum and warrants this reduction.

     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Dollar Shares. (See also "Management of the Fund--Service Organizations.") Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult their legal advisors before investing fiduciary funds in Dollar Shares. (See also "Management of the Fund--Banking Laws.")

REDEMPTION PROCEDURES

     Redemption orders must be transmitted to PFPC in Wilmington, Delaware in the manner described under "Purchase Procedures." Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order. While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.

     Payment for redeemed shares for which a redemption order is received by PFPC by 2:30 P.M., Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received between 2:30 P.M. and 4:00 P.M., Eastern time, or on a day when PNC Bank is closed, is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.

     The Fund shall have the right to redeem shares in any account if the value of the account is less than $1,000 after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value per share next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its account to $1,000 or more, no such redemption shall take place. Moreover, if a shareholder's Federal Trust Shares account falls below an average of $100,000 in any particular calendar month, the account may be charged an account maintenance fee with respect to that month. In addition, the Fund may also redeem shares involuntarily or suspend the right of redemption under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

OTHER MATTERS

     The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by PIMC as of 12:00 noon and 4:00 P.M., Eastern time, on each day (on which both the Federal Reserve Bank of Philadelphia and the New York Stock Exchange are open for business). Currently, one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veteran's Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is calculated by adding the value of all securities and other assets belonging to the Fund, subtracting liabilities attributable to each class and dividing the result by the total number of the outstanding shares of each class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information." The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined independently of the net asset values of the shares of the Company's other investment portfolios.

     Fund shares are sold and redeemed without charge by the Fund. Institutional investors purchasing or holding Fund shares for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

     The business and affairs of the Fund are managed under the direction of the Company's Board of Trustees. The trustees of the Company are as follows:

          Philip E. Coldwell is an economic consultant and a former Member of the Board of Governors of the Federal Reserve System.

          Robert R. Fortune is a financial consultant and former Chairman, President and Chief Executive Officer of Associated Electric & Gas Insurance Services Limited.

          Rodney D. Johnson is President of Fairmount Capital Advisors, Inc.

          G. Willing Pepper, Chairman of the Board and President of the Company, is a retired President of Scott Paper Company.

          Mr. Pepper is considered by the Company to be an "interested person" of the Company as defined in the 1940 Act.

     The other officers of the Company are as follows:

          Edward J. Roach is Vice President and Treasurer of the Company.

          W. Bruce McConnel, III, Secretary of the Company, is a partner of the law firm of Drinker Biddle & Reath, Philadelphia, Pennsylvania.

INVESTMENT ADVISER AND SUB-ADVISER

     PIMC, a wholly-owned subsidiary of PNC Bank, serves as the Fund's investment adviser. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank serves as the Fund's sub-adviser. PNC Bank is one of the largest bank managers of investments for individuals in the United States, and together with its predecessors has been in the business of managing the investments of fiduciary and other accounts since 1847. PNC Bank is a wholly-owned, indirect subsidiary of PNC Bank Corp. and has its principal offices at Broad and Chestnut Streets, Philadelphia, Pennsylvania 19102. PNC Bank Corp. is a multi-bank holding company. PIMC and PNC Bank also serve as adviser and sub-adviser, respectively, to the Company's FedFund, T-Fund, FedCash, T-Cash and Treasury Trust Fund portfolios.

     PNC Bank Corp., headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts and Florida. Its major businesses include corporate banking, consumer banking, mortgage banking and asset management.

     PNC Financial Services Group is PNC Bank Corp.'s mutual fund complex, headquartered in Wilmington, Delaware. This group includes PIMC, PFPC and PNC Bank. In 1973, Provident National Bank (predecessor to PNC Bank) commenced advising the first institutional money market mutual fund--a U.S. dollar-denominated constant net asset value fund--offered in the United States.

     The PNC Financial Services Group is one of the largest U.S. bank managers of mutual funds with assets currently under management in excess of $30 billion. This group, through PFPC and PFPC International Ltd., is also a leading mutual fund service provider having contractual relationships with approximately 370 mutual funds with 3.5 million shareholders and in excess of $101 billion in assets, including some $2 billion in non-U.S. assets. This group, through its PNC Institutional Investment Service, provides investment research to some 250 financial institutions located in the United States and abroad. PNC Bank provides custodial services for approximately $210 billion in assets, including $160 billion in mutual fund assets.

     As adviser, PIMC manages the Fund's portfolio and is responsible for all purchases and sales of the Fund's portfolio securities. PIMC also maintains certain of the Fund's financial accounts and records and computes the Fund's net asset value and net income. For the advisory services provided and expenses assumed by it, PIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. PIMC and the administrators may from time to time reduce the advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived or expenses reimbursed by PIMC or the administrators with respect to a particular fiscal year are not recoverable. For the fiscal year ended October 31, 1995, the Fund paid advisory fees aggregating .06% of the Fund's average net assets.

     As sub-adviser, PNC Bank provides research, credit analysis and recommendations with respect to the Fund's investments, and supplies PIMC with certain computer facilities, personnel and other services. For its sub-advisory services, PNC Bank is entitled to receive from PIMC an amount equal to 75% of the advisory fee paid by the Fund to PIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by PIMC to PNC Bank have no effect on the advisory fees payable by the Fund to PIMC. PNC Bank also serves as the Fund's custodian. The services provided by PNC Bank and PIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

ADMINISTRATORS

     PFPC whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, and PDI, whose principal business address is 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087, serve as administrators. PFPC is an indirect wholly-owned subsidiary of PNC Bank Corp. A majority of the outstanding stock of PDI is owned by its officers. The administrative services provided by the administrators, which are described more fully in the Statement of Additional Information, include providing and supervising the operation of an automated data processing system to process purchase and redemption orders; assisting in maintaining the Fund's Wilmington, Delaware office; performing administrative services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund; accumulating information for and coordinating the preparation of reports to the Fund's shareholders and the Securities and Exchange Commission; and maintaining the registration or qualification of the Fund's shares for sale under state securities laws. PFPC and PDI are each responsible for carrying out the duties undertaken pursuant to the Administration Agreement with the Fund.

     For their administrative services, the administrators are entitled jointly to receive a fee computed daily and payable monthly. (For information regarding the administrators' waivers and expense reimbursements, see "Investment Adviser and Sub-Adviser" above.) The Fund also reimburses each administrator for its reasonable out-of-pocket expenses incurred in connection with the Funds' computer access program. For the fiscal year ended October 31, 1995, the Fund paid administration fees aggregating .06% of its average net assets.

     PFPC also serves as transfer agent, registrar and dividend disbursing agent. PFPC's address is P.O. Box 8950, Wilmington, Delaware 19885-9628. The services provided by PFPC and PDI and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

DISTRIBUTOR

     PDI serves as distributor of the Fund's shares. Its principal offices are located at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087. Fund shares are sold on a continuous basis by the distributor as agent. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature. No compensation is payable by the Fund to the distributor for its distribution services.

SERVICE ORGANIZATIONS

     Institutional investors, such as banks, savings and loan associations and other financial institutions, including affiliates of PNC Bank Corp. ("Service Organizations") may purchase Dollar Shares. Dollar Shares are identical in all respects to the Company's Federal Trust Shares except that they bear the service fees described below and enjoy certain exclusive voting rights on matters relating to these fees. The Fund will enter into an agreement with each Service Organization which purchases Dollar Shares requiring it to provide support services to its customers who are the beneficial owners of such shares in consideration of the Fund's payment of .25% (on an annualized basis) of the average daily net assets of the Dollar Shares held by the Service Organization for the benefit of customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Funds--Service Organizations," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in Dollar Shares; and providing sub-accounting or the information necessary for sub-accounting with respect to Dollar Shares beneficially owned by customers. Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investments in Dollar Shares. Federal Trust Shares are sold to institutions that have not entered into servicing agreements with the Fund in connection with their investments.

EXPENSES

     Except as noted above and in the Statement of Additional Information, the Fund's service contractors bear all expenses in connection with the performance of their services. Similarly, the Fund bears the expenses incurred in its operations. For the fiscal year ended October 31, 1995, the Fund's total expenses with respect to Federal Trust Shares and Dollar Shares were .18% and
 .43% (net of fee waivers of .14% and .14%, respectively) of the average net assets of the Federal Trust Shares and Federal Trust Dollar Shares, respectively. With regard to fees paid exclusively by Dollar Shares, see "Service Organizations" above.

BANKING LAWS

     Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company engaged continuously in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Fund shares. Such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company for or upon the order of customers. PNC Bank, PIMC and PFPC, as well as some Service Organizations, are subject to such banking laws and regulations, but believe they may perform the services for the Fund contemplated by their respective agreements, this Prospectus and the Statement of Additional Information without violating applicable banking laws or regulations.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of bank Service Organizations in connection with the provision of support services to their customers, the Fund might be required to alter or discontinue its arrangements with Service Organizations and change its method of operations with respect to Dollar Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.

                                   DIVIDENDS

     Shareholders of the Fund are entitled to dividends and distributions arising only from the net investment income and capital gains, if any, earned on investments held by the Fund. The Fund's net investment income is declared daily as a dividend to its shareholders of record at the close of business on the day of declaration. Shares begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through, and including, the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class. The Fund does not expect to realize net long-term capital gains.

     Dividends are determined in the same manner for each class of shares of the Fund. Dollar Shares bear all the expense of fees paid to Service Organizations and as a result, at any given time, the net yield on Dollar Shares will be approximately .25% lower than the net yield on Federal Trust Shares.

     Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to PFPC at P.O. Box 8950, Wilmington, Delaware 19885-9628, and will become effective after its receipt by PFPC with respect to dividends paid.

     PFPC, as transfer agent, will send each Fund shareholder or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax qualification.

                                     TAXES

     The Fund qualified in its last taxable year and intends to qualify in future years as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). A regulated investment company is generally exempt from federal income tax on amounts distributed to its shareholders.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders at least 90% of its investment company taxable income for such year. In general, the Fund's investment company taxable income will be its taxable income (including interest and short-term capital gains, if any), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund intends to distribute substantially all of its investment company taxable income each year. Such distributions will be taxable as ordinary income to the Fund's shareholders that are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) It is anticipated that none of the Fund's distributions will be eligible for the dividends received deduction for corporations. The Fund does not expect to realize long-term capital gains and, therefore, does not contemplate payment of any "capital gain dividends", as described in the Code.

     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year, in the event such dividends are actually paid during January of the following year.

     TO THE EXTENT PERMISSIBLE BY FEDERAL AND STATE LAW, THE FUND IS STRUCTURED TO PROVIDE SHAREHOLDERS WITH INCOME THAT IS EXEMPT OR EXCLUDED FROM TAXATION AT THE STATE AND LOCAL LEVEL. SUBSTANTIALLY ALL DIVIDENDS PAID TO SHAREHOLDERS RESIDING IN CERTAIN STATES WILL BE EXEMPT OR EXCLUDED FROM STATE INCOME TAX. MANY STATES, BY STATUTE, JUDICIAL DECISION OR ADMINISTRATIVE ACTION, HAVE TAKEN THE POSITION THAT DIVIDENDS OF A REGULATED INVESTMENT COMPANY SUCH AS THE FUND THAT ARE ATTRIBUTABLE TO INTEREST ON OBLIGATIONS OF THE U.S. TREASURY AND CERTAIN U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES ARE THE FUNCTIONAL EQUIVALENT OF INTEREST FROM SUCH OBLIGATIONS AND ARE, THEREFORE, EXEMPT FROM STATE AND LOCAL INCOME TAXES. INVESTORS SHOULD BE AWARE OF THE APPLICATION OF THEIR STATE AND LOCAL TAX LAWS TO INVESTMENTS IN THE FUND.

     The foregoing discussion is only a brief summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. As indicated above, IRAs receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisors with specific reference to their own tax situations.

                                     YIELDS

     From time to time, in advertisements or in reports to shareholders, the "yields" and "effective yields" for Federal Trust Shares and Dollar Shares may be quoted. Yield quotations are computed for Federal Trust Shares separately from those for Dollar Shares. The "yield" for a particular class or sub-class of Fund shares refers to the income generated by an investment in such shares over a specified period (such as a seven-day period). This income is then "annualized"; that is, the amount of income generated by the investment during that period is assumed to be generated for each such period over a 52-week or one-year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a particular class or sub-class of shares is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     The Fund's yields may be compared to those of other mutual funds with similar objectives, to stock or other relevant indices, or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data are reported in national financial publications such as IBC/Donoghue's Money Fund Report(R), The Wall Street Journal, and The New York Times, reports prepared by Lipper Analytical Services, Inc., and publications of a local or regional nature.

     The Fund's yield figures for Federal Trust Fund Shares and Federal Trust Fund Dollar Shares represent the Fund's past performance, will fluctuate, and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. Any fees charged by Service Organization or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in the Fund's yields; and, such fees, if charged, would reduce the actual return received by customers on their investments. The methods used to compute the Fund's yields are described in more detail in the Statement of Additional Information. Investors may call 800-821-6006 (Federal Trust Shares code: 11; Federal Trust Dollar Shares code:
12) to obtain current yield information.

                    DESCRIPTION OF SHARES AND MISCELLANEOUS

     The Company is a Pennsylvania business trust established on May 14, 1975. Effective March 2, 1987, the Company's name was changed from Trust for Short-Term Federal Securities to Trust for Federal Securities. The Company commenced operations of the Fund in December, 1990.

     The Company's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Company and to classify or reclassify any unissued shares into one or more additional classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of twelve classes of shares designated as Federal Trust, Federal Trust Dollar, FedFund, FedFund Dollar, T-Fund, T-Fund Dollar, FedCash, FedCash Dollar, T-Cash, T-Cash Dollar, Treasury Trust and Treasury Trust Dollar. The Declaration of Trust further authorizes the trustees to classify or reclassify any class of shares into one or more sub-classes.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE FUND. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING THE COMPANY'S FEDFUND, T-FUND, FEDCASH, T-CASH AND TREASURY TRUST FUND PORTFOLIOS MAY OBTAIN SEPARATE PROSPECTUSES DESCRIBING THESE PORTFOLIOS BY CALLING THE DISTRIBUTOR AT 800-998-7633.

     The Company does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a member of the Board of Trustees upon written request of shareholders owning at least 10% of the outstanding shares of the Company entitled to vote.

     Each Fund Share represents an equal proportionate interest in the assets belonging to the Fund. Each share is without par value and has no preemptive or conversion rights. When issued for payment as described in this Prospectus, shares will be fully paid and non-assessable.

     Holders of the Company's Federal Trust Shares and Federal Trust Dollar Shares will vote in the aggregate and not by class or sub-class on all matters, except where otherwise required by law and except that only Federal Trust Dollar Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations. Further, shareholders of all of the Company's portfolios will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. (See the Statement of Additional Information under "Additional Description Concerning Fund Shares" for examples where the 1940 Act requires voting by portfolio.) Shareholders of the Company are entitled to one vote for each full share held (irrespective of class, sub-class, or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of the Company may elect all of the trustees.

     For information concerning the redemption of Fund shares and possible restrictions on their transferability, see "Purchase and Redemption of Shares."

     As stated above, the Company is organized as a trust under the laws of the Commonwealth of Pennsylvania. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Company's Declaration of Trust provides for indemnification out of the trust property of any shareholder of the Fund held personally liable solely by reason of being or having been a shareholder and not because of any acts or omissions or some other reason.

       NO PERSON HAS BEEN AUTHORIZED
       TO GIVE ANY INFORMATION OR TO
       MAKE ANY REPRESENTATIONS NOT
       CONTAINED IN THIS PROSPECTUS,
       OR IN THE FUND'S STATEMENT OF
       ADDITIONAL INFORMATION
       INCORPORATED HEREIN BY
       REFERENCE, IN CONNECTION WITH
       THE OFFERING MADE BY THIS
       PROSPECTUS AND, IF GIVEN OR
       MADE, SUCH INFORMATION OR
       REPRESENTATIONS MUST NOT BE
       RELIED UPON AS HAVING BEEN
       AUTHORIZED BY THE COMPANY OR
       ITS DISTRIBUTOR. THIS
       PROSPECTUS DOES NOT
       CONSTITUTE AN OFFERING BY THE
       COMPANY OR BY THE DISTRIBUTOR
       IN ANY JURISDICTION IN WHICH
       SUCH OFFERING MAY NOT
       LAWFULLY BE MADE.

     ---------------------------------------------------------------------------
             TABLE OF CONTENTS

                                          PAGE
                                         ------
         Background and Expense
           Information...................      2
         Financial Highlights............      3
         Investment Objective and
           Policies......................      5
         Purchase and Redemption of
           Shares........................      7
         Management of the Fund..........      8
         Dividends.......................     12
         Taxes...........................     12
         Yields..........................     13
         Description of Shares and
           Miscellaneous.................     14

       PIF-P-005

                                                        FEDERAL
                                                      TRUST FUND


                                                AN INVESTMENT PORTFOLIO
                                                      OFFERED BY
                                             TRUST FOR FEDERAL SECURITIES

                                          [PROVIDENT INSTITUTIONAL FUND LOGO]


                                                      Prospectus
                                                   February 28, 1996

                              Treasury Trust Fund
                       An Investment Portfolio Offered By
                          Trust for Federal Securities

Bellevue Park Corporate Center                    For purchase and redemption orders only call:
400 Bellevue Parkway                              800-441-7450 (in Delaware: 302-791-5350).
Suite 100                                         For yield information call: 800-821-6006
Wilmington, DE 19809                              (Treasury Trust shares code: 62; Treasury
                                                  Trust Dollar shares code: 63).
                                                  For other information call: 800-821-7432.

     Trust for Federal Securities (the "Company") is a no-load, diversified, open-end investment company that currently offers shares in six separate investment portfolios. The shares described in this Prospectus represent interests in the Treasury Trust Fund portfolio (the "Fund"), a money market portfolio.
     To the extent permissible by federal and state law, the Fund is structured to provide shareholders with income that is exempt or excluded from taxation at the state and local level. See "Taxes." The Fund is also designed to provide an economical and convenient means for the investment of short-term funds held by banks, trust companies, corporations, employee benefit plans and other institutional investors. The investment objective of the Fund is to seek current income with liquidity and security of principal. The Fund invests solely in U.S. Treasury bills, notes and direct obligations of the U.S. Treasury.
     Fund shares may not be purchased by individuals directly, but institutional investors may purchase shares for accounts maintained by individuals. In addition to Treasury Trust Shares, investors may purchase Treasury Trust "Dollar Shares" which accrue daily dividends in the same manner as Treasury Trust Shares but bear all fees payable by the Fund to institutional investors for certain services they provide to the beneficial owners of such Shares. (See "Management of the Fund-- Service Organizations.")
     PNC Institutional Management Corporation ("PIMC") and PNC Bank, National Association ("PNC Bank") serve as the Fund's adviser and sub-adviser, respectively. PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators. PDI also serves as the Fund's distributor.
                            ------------------------

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED, ENDORSED,
  OR OTHERWISE SUPPORTED BY PNC BANK CORP. OR ITS AFFILIATES, OR THE U.S.
    GOVERNMENT, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT
     INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
       AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS,
        INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO
          ASSURANCE THAT IT WILL BE ABLE TO MAINTAIN ITS NET ASSET
            VALUE OF $1.00 PER SHARE.
                            ------------------------
     This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information currently dated February 28, 1996, has been filed with the Securities and Exchange Commission and is available to investors without charge by calling the Fund at 800-821-7432. The Statement of Additional Information, as amended from time to time, is incorporated in its entirety by reference into this Prospectus.
                            ------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
     PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
      REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------
                               February 28, 1996

                       BACKGROUND AND EXPENSE INFORMATION

     Two classes of shares are offered by this Prospectus: Treasury Trust Shares and Treasury Trust Dollar Shares. Shares of each class represent equal, pro rata interests in the Fund and accrue daily dividends in the same manner except that the Dollar Shares bear fees payable by the Fund (at the rate of .25% per annum) to institutional investors for services they provide to the beneficial owners of such shares. (See "Management of the Fund--Service Organizations.")

                                EXPENSE SUMMARY

                                                                                       TREASURY
                                                                     TREASURY           TRUST
                                                                      TRUST             DOLLAR
                                                                      SHARES            SHARES
                                                                  --------------    --------------
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
  Management Fees (net of waivers).............................             .07%              .07%
  Other Expenses...............................................             .13%              .38%
          Administration Fees (net of waivers).................    .07%              .07%
          Shareholder Servicing Fees...........................      0%              .25%
          Miscellaneous........................................    .04%              .04%
                                                                  -----             -----
Total Fund Operating Expenses (net of waivers).................             .20%              .45%
                                                                           =====             =====

---------------

EXAMPLE                                                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                          ------     -------     -------     --------
You would pay the following expenses on a $1,000
  investment, assuming (1) a 5% annual return and (2)
  redemption at the end of each time period with
  respect to the following shares:
     Treasury Trust Shares:                                 $2         $ 6         $11         $ 26
     Treasury Trust Dollar Shares:                          $5         $14         $25         $ 57

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LESSER THAN THOSE SHOWN.

     The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The table is based on expenses incurred by the Treasury Trust Shares and Dollar Shares during the last fiscal year, restated to reflect the expenses which each class of shares expects to incur during the current fiscal year. In addition, institutional investors may charge fees for providing administrative services in connection with their customers' investment in Dollar Shares. Absent fee waivers, Management and Administration fees for Treasury Trust Shares and Dollar Shares each would have been .13% and Total Fund Operating Expenses would have been .29% and .54%, respectively. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" in this Prospectus and the Statement of Additional Information and the financial statements and related notes contained in the Statement of Additional Information.) The investment adviser and administrators may from time to time waive the advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. The foregoing table has not been audited by the Fund's independent accountants.

                              FINANCIAL HIGHLIGHTS

     The following financial highlights for Treasury Trust Fund Shares and for Treasury Trust Fund Dollar Shares for the fiscal year ended October 31, 1995 and for each of the five preceding fiscal years and the fiscal period ended October 31, 1989 (commencement of operations). The financial highlights for the fiscal years set forth below have been audited by Coopers & Lybrand L.L.P. independent accountants whose report on the financial statements and financial highlights (for the most recent five years) of the Fund is included in the Statement of Additional Information. The tables should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders, which may be obtained without charge by calling 800-821-7432.

                          TRUST FOR FEDERAL SECURITIES
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             TREASURY TRUST SHARES

                                                           YEAR ENDED OCTOBER 31,                               MAY 1, 1989(3)
                                  -------------------------------------------------------------------------          TO
                                    1995         1994         1993         1992         1991         1990     OCTOBER 31, 1989
                                  ---------    ---------    ---------    ---------    ---------    --------   ----------------
Net Asset Value, Beginning of
  Period........................ $     1.00   $     1.00   $     1.00   $     1.00   $     1.00    $   1.00       $   1.00
                                  ---------    ---------    ---------    ---------    ---------    --------       --------
Income From Investment
  Operations:
  Net Investment Income.........      .0545        .0359        .0292        .0380        .0612       .0777          0.422
                                  ---------    ---------    ---------    ---------    ---------    --------       --------
  Total From Investment
    Operations..................      .0545        .0359        .0292        .0380        .0612       .0777          0.422
                                  ---------    ---------    ---------    ---------    ---------    --------       --------
Less Distributions:
Dividends to Shareholders from:
  Net Investment Income.........     (.0545)      (.0359)      (.0292)      (.0380)      (.0612)     (.0777)        (0.422)
                                  ---------    ---------    ---------    ---------    ---------    --------       --------
  Total Distributions............    (.0545)      (.0359)      (.0292)      (.0380)      (.0612)     (.0777)        (0.422)
                                  ---------    ---------    ---------    ---------    ---------    --------       --------
Net Asset Value, End of Period.. $     1.00   $     1.00   $     1.00   $     1.00   $     1.00    $   1.00       $   1.00
                                  =========    =========    =========    =========    =========    ========       ===========
  Total Returns.................       5.59%        3.65%        2.96%        3.85%        6.30%       8.05%          4.29%(4)
Ratios/Supplemental Data
  Net Assets, End of Period, (in
    000s)....................... $1,101,834   $1,016,635   $1,188,412   $1,552,207   $1,275,545    $692,404       $111,556
  Ratio of Expenses to Average
    Net Assets(1)...............        .18%         .18%         .18%         .20%         .20%        .20%           .20%(2)
  Ratio of Net Investment Income
    to Average Net Assets.......       5.45%        3.57%        2.92%        3.78%        6.00%       7.74%          8.29%(2)

------------

(1) Without the waiver of advisory and administration fees, ratio of expenses to average daily net assets would have been .29%, .29%, .28%, .27%, .32%, and .37% respectively, for each of the years ended October 31, 1995, 1994, 1993, 1992, 1991 and 1990, and .43% (annualized) for the period ended October 31, 1989 for Treasury Trust Shares.

(2) Annualized.

(3) Commencement of operations.

(4) Total returns are not annualized for periods of less than one year.

                          TRUST FOR FEDERAL SECURITIES
                              FINANCIAL HIGHLIGHTS
                (For a Share Outstanding Throughout Each Period)
                          TREASURY TRUST DOLLAR SHARES

                                                            YEAR ENDED OCTOBER 31,                          JUNE 14, 1989(3)
                                      ------------------------------------------------------------------           TO
                                        1995        1994        1993        1992       1991       1990      OCTOBER 31, 1989
                                      --------    --------    --------    --------    -------    -------    ----------------
Net Asset Value, Beginning of
  Period...........................   $   1.00    $   1.00    $   1.00    $   1.00    $  1.00    $  1.00         $ 1.00
                                      --------    --------    --------    --------    -------    -------         ------
Income From Investment Operations:
  Net Investment Income............      .0520       .0334       .0267       .0355      .0587      .0752          .0309
                                      --------    --------    --------    --------    -------    -------         ------
  Total From Investment
    Operations.....................      .0520       .0334       .0267       .0355      .0587      .0752          .0309
                                      --------    --------    --------    --------    -------    -------         ------
Less Distributions:
Dividends to Shareholders from:
  Net Investment Income............     (.0520)     (.0334)     (.0267)     (.0355)    (.0587)    (.0752)        (.0309)
                                      --------    --------    --------    --------    -------    -------         ------
  Total Distributions..............     (.0520)     (.0334)     (.0267)     (.0355)    (.0587)    (.0752)        (.0309)
                                      --------    --------    --------    --------    -------    -------         ------
Net Asset Value, End of Period.....   $   1.00    $   1.00    $   1.00    $   1.00    $  1.00    $  1.00         $ 1.00
                                      ========    ========    ========    ========    =======    =======    ================
  Total Return.....................       5.34%       3.40%       2.71%       3.60%      6.05%      7.80%          3.13%(4)
Ratios/Supplemental Data
  Net Assets, End of Period
    (in 000s)......................   $223,272    $181,934    $258,206    $218,320    $50,729    $61,270         $1,448
  Ratio of Expenses to Average
    Net Assets(1)..................        .43%        .43%        .43%        .45%       .45%       .45%           .45%(2)
  Ratio of Net Investment Income to
    Average Net Assets.............       5.20%       3.32%       2.67%       3.53%      5.75%      7.49%          8.19%(2)

------------

(1) Without the waiver of advisory and administration fees, the ratios of expenses to average daily net assets would have been .54%, .54%, .53%, .52%, .57% and .62%, respectively, for each of the fiscal years ended October 31, 1995, 1994, 1993, 1992, 1991 and 1990, and .68% (annualized) for the period ended October 31, 1989 for Treasury Trust Dollar Shares.

(2) Annualized.

(3) First issuance of shares.

(4) Total returns are not annualized for periods of less than one year.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

     The Fund's investment objective is to seek current income with liquidity and security of principal. The Fund invests solely in direct obligations of the U.S. Treasury, such as Treasury bills and notes. The Fund does not enter into repurchase agreements nor does the Fund purchase obligations of agencies or instrumentalities of the U.S. Government. Because the Fund invests exclusively in direct U.S. Treasury obligations, investors may benefit from income tax exclusions or exemptions that are available in certain states and localities. See "Taxes." As a fundamental policy, the Fund will invest only in those instruments which will permit Fund shares to qualify as "short-term liquid assets" for federally regulated thrifts.

     Portfolio obligations held by the Fund have remaining maturities of one year or less (with certain exceptions), subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") and other rules of the Securities and Exchange Commission (the "SEC"). Certain government securities held by the Fund may have remaining maturities exceeding one year if such securities provide for adjustments in their interest rates not less frequently than annually.

     Securities issued or guaranteed by the U.S. Government have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The Fund may from time to time engage in portfolio trading for liquidity purposes, in order to enhance its yield or if otherwise deemed advisable. In selling portfolio securities prior to maturity, the Fund may realize a price higher or lower than that paid to acquire any given security, depending upon whether interest rates have decreased or increased since its acquisition. To the extent consistent with its investment objectives, the Fund may invest in Treasury receipts and other "stripped" securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Currently, the Fund only invests in "stripped" securities issued or guaranteed by the U.S. Government which are registered under the STRIPS program. The principal and interest components may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

     The Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

SUITABILITY

     The Fund is designed as an economical and convenient vehicle for those institutional investors seeking to obtain current income with liquidity and security of principal. The Fund is designed for banks and other institutions seeking investment of monies held in accounts for which the institution acts in a fiduciary, advisory, agency, custodial or other similar capacity. The Fund may also be suitable for the investment of funds held or managed by corporations, employee benefit plans, insurance companies, unions, hospitals, investment counselors, professional firms, educational, religious and charitable organizations, investment bankers, brokers, and others, if consistent with the objectives of the particular account and any applicable state and federal laws and regulations.

     The Fund offers the advantage of diversification and economies of scale, thereby avoiding the generally greater expense of executing a large number of small transactions. Moreover, investment in the Fund relieves the investor of many management and administrative burdens associated with the direct purchase and sale of income obligations. These include the selection of investments; surveying the market for the best terms at which to buy and sell; receipt, delivery and safekeeping of securities; and recordkeeping.

     The Fund's investment policies are intended to qualify Fund shares for the investment of funds of federally regulated thrifts. The Fund intends to qualify its shares as "short-term liquid assets" as established in the published rulings, interpretations, and regulations of the Office of Thrift Supervision. However, investing institutions are advised to consult their primary regulator for concurrence that Fund shares qualify under applicable regulations and policies.

INVESTMENT LIMITATIONS

     The Fund's investment objective described above is not fundamental and may be changed by the Company's Board of Trustees without a vote of shareholders. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The Fund's investment limitations summarized below may not be changed without the affirmative vote of the holders of a majority of its outstanding shares. (A complete list of the investment limitations that cannot be changed without a vote of shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

The Fund may not:

     1. Purchase securities other than direct obligations of the U.S. Treasury such as Treasury bills and notes which will permit Fund shares to qualify as "short-term liquid assets" for federally regulated thrifts.

     2. Borrow money except from banks for temporary purposes and then in an amount not exceeding 10% of the value of the Fund's total assets, or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing.

     3. Make loans except that the Fund may purchase or hold debt obligations in accordance with its investment objective and policies.

                       PURCHASE AND REDEMPTION OF SHARES

PURCHASE PROCEDURES

     Fund shares are sold at the net asset value per share next determined after receipt of a purchase order by PFPC, the Fund's transfer agent. Purchase orders for shares are accepted only on days on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia, are open for business (a "Business Day") and must be transmitted to PFPC in Wilmington, Delaware, by telephone (800-441-7450; in Delaware: 302-791-5350) or through the Fund's computer access program. Orders received before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, the Fund's custodian, will be executed at 12:00 noon. Orders received after 12:00 noon and before 2:30 P.M., Eastern time (or orders received earlier in the same day for which payment has not been received by 12:00 noon) will be executed at 4:00 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 4:00 P.M., Eastern time, will not be accepted, and notice thereof will be given to the institution placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) The Fund may in its discretion reject any order for shares.

     Payment for Fund shares may be made only in federal funds or other funds immediately available to PNC Bank. The minimum initial investment by an institution is $3 million for Treasury Trust Shares and $5,000 for Dollar Shares; however, broker-dealers and other institutional investors may set a higher minimum for their customers. There is no minimum subsequent investment. The Fund, at its discretion, may reduce the minimum initial investment for Treasury Trust Shares for specific institutions whose aggregate relationship with the Provident Institutional Funds is substantially equivalent to this $3 million minimum and warrants this reduction.

     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Dollar Shares. (See also "Management of the Fund--Service Organizations.") Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult their legal advisors before investing fiduciary funds in Dollar Shares. (See also "Management of the Fund--Banking Laws.")

REDEMPTION PROCEDURES

     Redemption orders must be transmitted to PFPC in Wilmington, Delaware, in the manner described under "Purchase Procedures." Shares are redeemed at the net asset value per share next determined after PFPC receipt of the redemption order. While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.

     Payment for redeemed shares for which a redemption order is received by PFPC by 2:30 P.M., Eastern time, on a Business Day is normally made in Federal funds wired to the redeeming shareholder on the same business day. Payment for redemption orders which are received between 2:30 P.M. and 4:00 P.M., Eastern time, or on a day when PNC Bank is closed, is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.

     The Fund shall have the right to redeem shares in any account if the value of the account is less than $1,000 after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value per share next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its account to $1,000 or more, no such redemption shall take place. Moreover, if a shareholder's Treasury Trust Shares account falls below an average of $100,000 in any particular calendar month, the account may be charged an account maintenance fee with respect to that month. In addition, the Fund may also redeem shares involuntarily or suspend the right of redemption under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

OTHER MATTERS

     The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by PIMC as of 12:00 noon and 4:00 P.M., Eastern time, on each day on which both the Federal Reserve Bank of Philadelphia and the New York Stock Exchange are open for business. Currently, one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veteran's Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is calculated by adding the value of all securities and other assets belonging to the Fund, subtracting liabilities attributable to each class and dividing the result by the total number of the outstanding shares of each class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information." The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined independently of the net asset values of the shares of the Company's other investment portfolios.

     Fund shares are sold and redeemed without charge by the Fund. Institutional investors purchasing or holding Fund shares for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

     The business and affairs of the Fund are managed under the direction of the Company's Board of Trustees. The trustees of the Company are as follows:

          Philip E. Coldwell is an economic consultant and a former Member of the Board of Governors of the Federal Reserve System.

          Robert R. Fortune is a financial consultant and former Chairman, President and Chief Executive Officer of Associated Electric & Gas Insurance Services Limited.

          Rodney D. Johnson is President of Fairmount Capital Advisors, Inc.

          G. Willing Pepper, Chairman of the Board and President of the Company, is a retired President of Scott Paper Company.

     Mr. Pepper is considered by the Company to be an "interested person" of the Company as defined in the 1940 Act.

     The other officers of the Company are as follows:

          Edward J. Roach is Vice President and Treasurer of the Company.

          W. Bruce McConnel, III, Secretary of the Company, is a partner of the law firm of Drinker Biddle & Reath, Philadelphia, Pennsylvania.

INVESTMENT ADVISER AND SUB-ADVISER

     PIMC, a wholly-owned subsidiary of PNC Bank, serves as the Fund's investment adviser. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank serves as the Fund's sub-adviser. PNC Bank is one of the largest bank managers of investments for individuals in the United States, and together with its predecessors has been in the business of managing the investments of fiduciary and other accounts since 1847. PNC Bank is a wholly-owned, indirect subsidiary of PNC Bank Corp. has its principal offices at Broad and Chestnut Streets, Philadelphia, Pennsylvania 19102. PNC Bank Corp. is a multi-bank holding company. PIMC and PNC Bank also serve as adviser and sub-adviser, respectively, to the Company's FedFund, T-Fund, FedCash, T-Cash and Federal Trust Fund Portfolios.

     PNC Bank Corp., headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts and Florida. Its major businesses include corporate banking, consumer banking, mortgage banking and asset management.

     PNC Financial Services Group is PNC Bank Corp.'s mutual fund complex, headquartered in Wilmington, Delaware. This group includes PIMC, PFPC and PNC Bank. In 1973, Provident National Bank (predecessor to PNC Bank) commenced advising the first institutional money market mutual fund - a U.S. dollar-denominated constant net asset value fund - offered in the United States.

     The PNC Financial Services Group is one of the largest U.S. bank managers of mutual funds with assets currently under management in excess of $30 billion. This group, through PFPC and PFPC International Ltd, is also a leading mutual fund service provider having contractual relationships with approximately 370 mutual funds with 3.5 million shareholders and in excess of $101 billion in assets, including some $2 billion in non-U.S. assets. This group, through its PNC Institutional Investment Service, provides investment research to some 250 financial institutions located in the United States and abroad. PNC Bank provides custodial services for approximately $210 billion in assets, including $160 billion in mutual fund assets.

     As adviser, PIMC manages the Fund's portfolio and is responsible for all purchases and sales of the Fund's portfolio securities. PIMC also maintains certain of the Fund's financial accounts and records and computes the Fund's net asset value and net income. For the advisory services provided and expenses assumed by it, PIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. PIMC and the administrators may from time to time reduce the advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived or expenses reimbursed by PIMC and the administrators with respect to a particular fiscal year are not recoverable. For the fiscal year ended October 31, 1995, the Fund paid investment advisory fees aggregating .07% of its average net assets.

     As sub-adviser, PNC Bank provides research, credit analysis and recommendations with respect to the Fund's investments, and supplies PIMC with certain computer facilities, personnel and other services. For its sub-advisory and other services, PNC Bank is entitled to receive from PIMC an amount equal to 75% of the advisory fee paid by the Fund to PIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by PIMC to PNC Bank have no effect on the advisory fees payable by the Fund to PIMC. PNC Bank also serves as the Fund's custodian. The services provided by PNC Bank and PIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

ADMINISTRATORS

     PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, and PDI whose principal business address is 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087, serve as administrators. PFPC is an indirect wholly-owned subsidiary of PNC Bank Corp. A majority of the outstanding stock of PDI is owned by its officers. The administrative services provided by the administrators, which are described more fully in the Statement of Additional Information, include providing and supervising the operation of an automated data processing system to process purchase and redemption orders; assisting in maintaining the Fund's Wilmington, Delaware office; performing administrative services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund; accumulating information for and coordinating the preparation of reports to the Fund's shareholders and the Securities and Exchange Commission; and maintaining the registration or qualification of the Fund's shares for sale under state securities laws. PFPC and PDI are each responsible for carrying out the duties undertaken pursuant to the Administration Agreement with the Fund.

     For their administrative services, the administrators are entitled jointly to receive a fee computed daily and payable monthly. (For information on regarding the administrators' waivers and expense reimbursements, see "Investment Adviser and Sub-Adviser" above.) The Fund also reimburses each administrator for its reasonable out-of-pocket expenses incurred in connection with the Funds' computer access program. For the fiscal year ended October 31, 1995, the Fund paid administration fees aggregating .07% of its average net assets.

     PFPC also serves as transfer agent, registrar and dividend disbursing agent. PFPC's address is P.O. Box 8950, Wilmington Delaware 19885-9628. The services provided by PFPC and PDI and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

DISTRIBUTOR

     PDI serves as distributor of the Fund's shares. Its principal offices are located at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087. Fund shares are sold on a continuous basis by the distributor as agent. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature. No compensation is payable by the Fund to the distributor for its distribution services.

SERVICE ORGANIZATIONS

     Institutional investors, such as banks, savings and loan associations and other financial institutions, including affiliates of PNC Bank Corp. ("Service Organizations"), may purchase Dollar Shares. Dollar Shares are identical in all respects to Treasury Trust Shares except that they bear the service fees described below and enjoy certain exclusive voting rights on matters relating to these fees. The Fund will enter into an agreement with each Service Organization which purchases Dollar Shares requiring it to provide support services to its customers who are the beneficial owners of such shares in consideration of the Fund's payment of .25% (on an annualized basis) of the average daily net asset value of the Dollar Shares held by the Service Organization for the benefit of customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Fund-Service Organizations," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in Dollar Shares; and providing sub-accounting or the information necessary for sub-accounting with respect to Dollar Shares beneficially owned by customers. Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investments in Dollar Shares. Treasury Trust Shares are sold to institutions that have not entered into servicing agreements with the Fund in connection with their investments.

EXPENSES

     Except as noted above and in the Statement of Additional Information, the Fund's service contractors bear all expenses in connection with the performance of their services. Similarly, the Fund bears the expenses incurred in its operations. For the fiscal year ended October 31, 1995, the Fund's total expenses with respect to Treasury Trust Shares and Dollar Shares were .18% and
 .43% (net of fee waivers of .11% and .11%, respectively) of the average net assets of the Treasury Trust Shares and Treasury Trust Dollar Shares, respectively. With regard to fees paid exclusively by Dollar Shares, see "Service Organizations" above.

BANKING LAWS

     Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company engaged continuously in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Fund shares. Such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company for or upon the order of customers. PNC Bank, PIMC and PFPC, as well as some Service Organizations, are subject to such banking laws and regulations, but believe they may perform the services for the Fund contemplated by their respective agreements, this Prospectus and the Statement of Additional Information without violating applicable banking laws or regulations.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of bank Service Organizations in connection with the provision of support services to their customers, the Fund might be required to alter or discontinue its arrangements with Service Organizations and change its method of operations with respect to Dollar shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.

                                   DIVIDENDS

     Shareholders of the Fund are entitled to dividends and distributions arising only from the net investment income and capital gains, if any, earned on investments held by the Fund. The Fund's net investment income is declared daily as a dividend to its shareholders of record at the close of business on the day of declaration. Shares begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through, and including, the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class. The Fund does not expect to realize net long-term capital gains.

     Dividends are determined in the same manner for each class of shares of the Fund. Dollar Shares bear all the expense of fees paid to Service Organizations and as a result, at any given time, the net yield on Dollar Shares will be approximately .25% lower than the net yield on Treasury Trust Shares.

     Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to PFPC at P.O. Box 8950, Wilmington, Delaware 19885-9628, and will become effective after its receipt by PFPC with respect to dividends paid.

     PFPC, as transfer agent, will send each Fund shareholder or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their Federal tax qualification.

                                     TAXES

     The Fund qualified in its last taxable year and intends to qualify in future years as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the

"Code"). A regulated investment company is generally exempt from federal income tax on amounts distributed to its shareholders.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders at least 90% of its investment company taxable income for such year. In general, the Fund's investment company taxable income will be its taxable income (including interest and short-term capital gains, if any), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund intends to distribute substantially all of its investment company taxable income each year. Such distributions will be taxable as ordinary income to the Fund's shareholders that are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) It is anticipated that none of the Fund's distributions will be eligible for the dividends received deduction for corporations. The Fund does not expect to realize long-term capital gains and, therefore, does not contemplate payment of any "capital gains dividends" as described in the Code.

     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year, in the event such dividends are actually paid during January of the following year.

     TO THE EXTENT PERMISSIBLE BY FEDERAL AND STATE LAW, THE FUND IS STRUCTURED TO PROVIDE SHAREHOLDERS WITH INCOME THAT IS EXEMPT OR EXCLUDED FROM TAXATION AT THE STATE AND LOCAL LEVEL. SUBSTANTIALLY ALL DIVIDENDS PAID TO SHAREHOLDERS RESIDING IN CERTAIN STATES WILL BE EXEMPT OR EXCLUDED FROM STATE INCOME TAX. MANY STATES, BY STATUTE, JUDICIAL DECISION OR ADMINISTRATIVE ACTION, HAVE TAKEN THE POSITION THAT DIVIDENDS OF A REGULATED INVESTMENT COMPANY SUCH AS THE FUND THAT ARE ATTRIBUTABLE TO INTEREST ON DIRECT U.S. TREASURY OBLIGATIONS ARE THE FUNCTIONAL EQUIVALENT OF INTEREST FROM SUCH OBLIGATIONS AND ARE, THEREFORE, EXEMPT FROM STATE AND LOCAL INCOME TAXES. INVESTORS SHOULD BE AWARE OF THE APPLICATION OF THEIR STATE AND LOCAL TAX LAWS TO INVESTMENTS IN THE FUND.

     The foregoing discussion is only a brief summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. As indicated above, IRAs receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisors with specific reference to their own tax situations.

                                     YIELDS

     From time to time, in advertisements or in reports to shareholders, the "yields" and "effective yields" for Treasury Trust Shares and Dollar Shares may be quoted. Yield quotations are computed for Treasury Trust Shares separately from those for Dollar Shares. The "yield" for a particular class or sub-class of Fund shares refers to the income generated by an investment in such shares over a specified period (such as a seven-day period). This income is then "annualized"; that is, the amount of income generated by the investment during that period is assumed to be generated for each such period over a 52-week or one-year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a class or sub-class of Fund shares is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     The Fund's yields may be compared to those of other mutual funds with similar objectives, to stock or other relevant indices, or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data are reported in national financial publications such as IBC/Donoghue's Money Fund Report(R), The Wall Street Journal, and The New York Times, reports prepared by Lipper Analytical Services, Inc., and publications of a local or regional nature.

     The Fund's yield figures for Treasury Trust Fund Shares and Treasury Trust Fund Dollar Shares represent the Fund's past performance, will fluctuate, and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. Any fees charged by Service Organizations or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in the Fund's yields; and, such fees, if charged, would reduce the actual return received by customers on their investments. The methods used to compute the Fund's yields are described in more detail in the Statement of Additional Information. Investors may call 800-821-6006 (Treasury Trust Shares code: 62; Treasury Trust Dollar Shares code:
63) to obtain current yield information.

                    DESCRIPTION OF SHARES AND MISCELLANEOUS

     The Company is a Pennsylvania business trust established on May 14, 1975. Effective March 2, 1987, the Company's name was changed from Trust for Short-Term Federal Securities to Trust for Federal Securities. The Company commenced operations of the Fund in May, 1989.

     The Company's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Company and to classify or reclassify any unissued shares into one or more additional classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of twelve classes of shares designated as Treasury Trust, Treasury Trust Dollar, FedFund, FedFund Dollar, T-Fund, T-Fund Dollar, FedCash, FedCash Dollar, T-Cash, T-Cash Dollar, Federal Trust and Federal Trust Dollar. The Declaration of Trust further authorizes the trustees to classify or reclassify any class of shares into one or more sub-classes.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE FUND. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING THE FUND'S OTHER CLASS OF SHARES OR THE COMPANY'S FEDFUND, T-FUND, FEDCASH, T-CASH AND FEDERAL TRUST FUND PORTFOLIOS MAY OBTAIN SEPARATE PROSPECTUSES DESCRIBING THESE PORTFOLIOS BY CALLING THE DISTRIBUTOR AT 800-998-7633.

     The Company does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a member of the Board of Trustees upon written request of shareholders owning at least 10% of the outstanding shares of the Company entitled to vote.

     Each Fund Share represents an equal proportionate interest in the assets belonging to the Fund. Each share is without par value and has no preemptive or conversion rights. When issued for payment as described in this Prospectus, shares will be fully paid and non-assessable.

     Holders of the Company's Treasury Trust Shares and Treasury Trust Dollar Shares will vote in the aggregate and not by class or sub-class on all matters, except where otherwise required by law and except that only Dollar Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations. Further, shareholders of all of the Company's portfolios will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. (See the Statement of Additional Information under "Additional Description Concerning Fund Shares" for examples where the 1940 Act requires voting by portfolio.) Shareholders of the Company are entitled to one vote for each full share held (irrespective of class, sub-class, or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of the Company may elect all of the trustees.

     For information concerning the redemption of Fund shares and possible restrictions on their transferability, see "Purchase and Redemption of Shares."

     As stated above, the Company is organized as a trust under the laws of the Commonwealth of Pennsylvania. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Company's Declaration of Trust provides for indemnification out of the trust property of any shareholder of the Fund held personally liable solely by reason of being or having been a shareholder and not because of any acts or omissions or some other reason.

       NO PERSON HAS BEEN AUTHORIZED
       TO GIVE ANY INFORMATION OR TO
       MAKE ANY REPRESENTATIONS NOT
       CONTAINED IN THIS PROSPECTUS,
       OR IN THE FUND'S STATEMENT OF
       ADDITIONAL INFORMATION
       INCORPORATED HEREIN BY
       REFERENCE, IN CONNECTION WITH
       THE OFFERING MADE BY THIS
       PROSPECTUS AND, IF GIVEN OR
       MADE, SUCH INFORMATION OR
       REPRESENTATIONS MUST NOT BE
       RELIED UPON AS HAVING BEEN
       AUTHORIZED BY THE COMPANY OR
       ITS DISTRIBUTOR. THIS
       PROSPECTUS DOES NOT
       CONSTITUTE AN OFFERING BY THE
       COMPANY OR BY THE DISTRIBUTOR
       IN ANY JURISDICTION IN WHICH
       SUCH OFFERING MAY NOT
       LAWFULLY BE MADE.

     ---------------------------------------------------------------------------
             TABLE OF CONTENTS

                                          PAGE
                                         ------
         Background and Expense
           Information...................      2
         Financial Highlights............      3
         Investment Objective and
           Policies......................      5
         Purchase and Redemption of
           Shares........................      7
         Management of the Fund..........      8
         Dividends.......................     12
         Taxes...........................     12
         Yields..........................     13
         Description of Shares and
           Miscellaneous.................     14

       PIF-P-008

                                                       TREASURY
                                                      TRUST FUND

                                                AN INVESTMENT PORTFOLIO
                                                      OFFERED BY
                                             TRUST FOR FEDERAL SECURITIES

                                         [PROVIDENT INSTITUTIONAL FUNDS LOGO]
                                                      Prospectus
                                                   February 28, 1996

                              Treasury Trust Fund

                                 Dollar Shares
                       An Investment Portfolio Offered By
                          Trust for Federal Securities

Bellevue Park Corporate Center                    For purchase and redemption orders only call:
400 Bellevue Parkway                              800-441-7450 (in Delaware: 302-791-5350).
Suite 100                                         For yield information call: 800-821-6006
Wilmington, DE 19809                              (Dollar Shares code: 63).
                                                  For other information call: 800-821-7432.

     Trust for Federal Securities (the "Company") is a no-load, diversified, open-end investment company that currently offers shares in six separate investment portfolios. This Prospectus describes one class of shares ("Dollar Shares") in the Treasury Trust Fund portfolio (the "Fund"), a money market portfolio.

     To the extent permissible by federal and state law, the Fund is structured to provide shareholders with income that is exempt or excluded from taxation at the state and local level. See "Taxes." The Fund is also designed to provide an economical and convenient means for the investment of short-term funds held by banks, trust companies, corporations, employee benefit plans and other institutional investors. The investment objective of the Fund is to seek current income with liquidity and security of principal. The Fund invests solely in U.S. Treasury bills, notes and direct obligations of the U.S. Treasury.

     PNC Institutional Management Corporation ("PIMC") and PNC Bank, National Association ("PNC Bank") serve as the Fund's adviser and sub-adviser, respectively. PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators. PDI also serves as the Fund's distributor. Dollar Shares are sold exclusively to and must be purchased through Service Organizations. Service Organizations provide various shareholder services to their Customers in connection with their investment in Dollar Shares. (See "Management of the Fund--Service Organizations.")
                            ------------------------

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED, ENDORSED,
  OR OTHERWISE SUPPORTED BY PNC BANK CORP. OR ITS AFFILIATES, OR THE U.S.
    GOVERNMENT, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT
     INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
       AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS,
        INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO
          ASSURANCE THAT IT WILL BE ABLE TO MAINTAIN ITS NET ASSET
            VALUE OF $1.00 PER SHARE.
                            ------------------------

     This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information currently dated February 28, 1996, has been filed with the Securities and Exchange Commission and is available to investors without charge by calling the Fund at 800-821-7432. The Statement of Additional Information, as amended from time to time, is incorporated in its entirety by reference into this Prospectus.
                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
     PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
      REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------
                               February 28, 1996

                       BACKGROUND AND EXPENSE INFORMATION

     The Company offers two classes of shares in the Fund: Treasury Trust Shares and Treasury Trust Dollar Shares ("Dollar Shares"). Shares of each class represent equal, pro rata interests in the Fund and accrue daily dividends in the same manner except that the Dollar Shares bear fees payable by the Fund (at the rate of .25% per annum) to Service Organizations for administrative support services they provide to the beneficial owners of such shares. (See "Management of the Fund-Service Organizations.")

                         EXPENSE SUMMARY--DOLLAR SHARES

                                                                                  DOLLAR
                                                                                  SHARES
                                                                               -------------
ANNUAL FUND OPERATING EXPENSES
------------------------------
(as a percentage of average net assets)
     Management Fees (net of waivers).......................................            .07%
     Other Expenses.........................................................            .38%
          Administration Fees (net of waivers)..............................   .07%
          Shareholder Servicing Fees........................................   .25%
          Miscellaneous.....................................................   .04%
                                                                               ----
     Total Fund Operating Expenses (net of waivers).........................            .45%
                                                                                       =====

------------

EXAMPLE                                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------                                                  ------     -------     -------     --------
You would pay the following expenses on a $1,000
  investment, assuming (1) a 5% annual return and (2)
  redemption at the end of each time period with
  respect to Dollar Shares:                                $5         $14         $25          $57

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LESSER THAN THOSE SHOWN.

     The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The table is based on expenses incurred by the Treasury Trust Dollar Shares during the last fiscal year, restated to reflect the expenses which it expects to incur during the current fiscal year. In addition, institutional investors may charge fees for providing administrative services in connection with their customers' investment in Dollar Shares. Absent fee waivers, Management and Administration fees for Dollar Shares each would have been .13% and Total Fund Operating Expenses would have been .54%. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" in this Prospectus and the Statement of Additional Information and the financial statements and related notes contained in the Statement of Additional Information.) The investment adviser and administrators may from time to time waive the advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. The foregoing table has not been audited by the Fund's independent accountants.

                              FINANCIAL HIGHLIGHTS

     The following financial highlights for Treasury Trust Fund Shares and for Treasury Trust Fund Dollar Shares for the fiscal year ended October 31, 1995 and for each of the five preceding fiscal years and the fiscal period ended October 31, 1989 (commencement of operations). The financial highlights for the fiscal years set forth below have been audited by Coopers & Lybrand L.L.P. independent accountants whose report on the financial statements and financial highlights (for the most recent five years) of the Fund is included in the Statement of Additional Information. The tables should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders, which may be obtained without charge by calling 800-821-7432.

                          TRUST FOR FEDERAL SECURITIES

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             TREASURY TRUST SHARES

                                                           TREASURY TRUST SHARES
                                                          YEAR ENDED OCTOBER 31,                                   MAY 1, 19893
                            -----------------------------------------------------------------------------------         TO
                               1995           1994           1993           1992           1991          1990    OCTOBER 31, 1989
                            ----------     ----------     ----------     ----------     ----------     --------  ----------------
Net Asset Value, Beginning
 of Period................. $     1.00     $     1.00     $     1.00     $     1.00     $     1.00     $   1.00      $   1.00
                            ----------     ----------     ----------     ----------     ----------     --------      --------
Income from Investment
 Operations:
 Net Investment Income.....      .0545          .0359          .0292          .0380          .0612        .0777         .0422
                            ----------     ----------     ----------     ----------     ----------     --------      --------
 Total from Investment
   Operations..............      .0545          .0359          .0292          .0380          .0612        .0777         .0422
                            ----------     ----------     ----------     ----------     ----------     --------      --------
Less Distributions:
 Dividends to Shareholders
   from:
 Net Investment Income.....     (.0545)        (.0359)        (.0292)        (.0380)        (.0612)      (.0777)       (.0422)
                            ----------     ----------     ----------     ----------     ----------     --------      --------
 Total Distributions.......     (.0545)        (.0359)        (.0292)        (.0380)        (.0612)      (.0777)       (.0422)
                            ----------     ----------     ----------     ----------     ----------     --------      --------
Net Asset Value, End of
 Period.................... $     1.00     $     1.00     $     1.00     $     1.00     $     1.00     $   1.00      $   1.00
                            ===========    ===========    ===========    ===========    ===========    ========== =================
 Total Returns.............       5.59%          3.65%          2.96%          3.85%          6.30%        8.05%         4.29%4
 Ratios/Supplemental Data
 Net Assets, End of Period
   (in 000s)............... $1,101,834     $1,016,635     $1,188,412     $1,552,207     $1,275,545     $692,404      $111,556
 Ratio of Expenses to
   Average Net Assets1.....        .18%           .18%           .18%           .20%           .20%         .20%          .20%2
 Ratio of Net Investment
   Income to Average Net
   Assets..................       5.45%          3.57%          2.92%          3.78%          6.00%        7.74%         8.29%2

------------

(1) Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets would have been .29%, .29%, .28%, .27%, .32% and .37%, respectively, for each of the years ended October 31, 1995, 1994, 1993, 1992, 1991 and 1990, and .43% (annualized) for the period ended October 31, 1989 for Treasury Trust Shares.

(2) Annualized.

(3) Commencement of operations.

(4) Total returns are not annualized for periods of less than one year.

                          TRUST FOR FEDERAL SECURITIES

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                          TREASURY TRUST DOLLAR SHARES

                                                             TREASURY TRUST DOLLAR SHARES
                                                                YEAR ENDED OCTOBER 31,                           JUNE 14, 1989(3)
                                        -----------------------------------------------------------------------         TO
                                          1995         1994         1993         1992        1991        1990    OCTOBER 31, 1989
                                        --------     --------     --------     --------     -------     -------  ----------------
Net Asset Value, Beginning of
 Period..............................   $   1.00     $   1.00     $   1.00     $   1.00     $  1.00     $  1.00      $   1.00
                                        --------     --------     --------     --------     -------     -------       -------
Income from Investment Operations:
 Net Investment Income...............      .0520        .0334        .0267        .0355       .0587       .0752         .0309
                                        --------     --------     --------     --------     -------     -------       -------
 Total from Investment Operations....      .0520        .0334        .0267        .0355       .0587       .0752         .0309
                                        --------     --------     --------     --------     -------     -------       -------
Less Distributions:
 Dividends to Shareholders from:
 Net Investment Income...............     (.0520)      (.0334)      (.0267)      (.0355)     (.0587)     (.0752)       (.0309)
                                        --------     --------     --------     --------     -------     -------       -------
 Total Distributions.................     (.0520)      (.0334)      (.0267)      (.0355)     (.0587)     (.0752)       (.0309)
                                        --------     --------     --------     --------     -------     -------       -------
Net Asset Value, End of Period.......   $   1.00     $   1.00     $   1.00     $   1.00     $  1.00     $  1.00      $   1.00
                                        ==========   ==========   ==========   ==========   ========    ======== ==================
 Total Return........................       5.34%        3.40%        2.71%        3.60%       6.05%       7.80%         3.13%(4)
 Ratios/Supplemental Data
 Net Assets, End of Period (in
   000s).............................   $223,272     $181,934     $258,206     $218,320     $50,729     $61,270      $  1,448
 Ratio of Expenses to Average Net
   Assets(1).........................        .43%         .43%         .43%         .45%        .45%        .45%          .45%(2)
 Ratio of Net Investment Income to
   Average Net Assets................       5.20%        3.32%        2.67%        3.53%       5.75%       7.49%         8.19%(2)

------------

(1) Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets would have been .54%, .54%, .53%, .52%, .57% and .62%, respectively, for each of the years ended October 31, 1995, 1994, 1993, 1992, 1991 and 1990, and .68% (annualized) for the period ended October 31, 1989 for Treasury Trust Dollar Shares.

(2) Annualized.

(3) First issuance of shares.

(4) Total returns are not annualized for periods of less than one year.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

     The Fund's investment objective is to seek current income with liquidity and security of principal. The Fund invests solely in direct obligations of the U.S. Treasury, such as Treasury bills and notes. The Fund does not enter into repurchase agreements nor does the Fund purchase obligations of agencies or instrumentalities of the U.S. Government. Because the Fund invests exclusively in direct U.S. Treasury obligations, investors may benefit from income tax exclusions or exemptions that are available in certain states and localities. See "Taxes." As a fundamental policy, the Fund will invest only in those instruments which will permit Fund shares to qualify as "short-term liquid assets" for federally regulated thrifts.

     Portfolio obligations held by the Fund have remaining maturities of one year or less (with certain exceptions), subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") and other rules of the Securities and Exchange Commission (the "SEC"). Certain government securities held by the Fund may have remaining maturities exceeding one year if such securities provide for adjustments in their interest rates not less frequently than annually.

     Securities issued or guaranteed by the U.S. Government have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The Fund may from time to time engage in portfolio trading for liquidity purposes, in order to enhance its yield or if otherwise deemed advisable. In selling portfolio securities prior to maturity, the Fund may realize a price higher or lower than that paid to acquire any given security, depending upon whether interest rates have decreased or increased since its acquisition. To the extent consistent with its investment objectives, the Fund may invest in Treasury receipts and other "stripped" securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Currently, the Fund only invests in "stripped" securities issued or guaranteed by the U.S. Government which are registered under the STRIPS program. The principal and interest components may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

     The Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

SUITABILITY

     The Fund is designed as an economical and convenient vehicle for those institutional investors seeking to obtain current income with liquidity and security of principal. The Fund is designed for banks and other institutions seeking investment of monies held in accounts for which the institution acts in a fiduciary, advisory, agency, custodial or other similar capacity. The Fund may also be suitable for the investment of funds held or managed by corporations, employee benefit plans, insurance companies, unions, hospitals, investment counselors, professional firms, educational, religious and charitable organizations, investment bankers, brokers, and others, if consistent with the objectives of the particular account and any applicable state and federal laws and regulations.

     The Fund offers the advantage of diversification and economies of scale, thereby avoiding the generally greater expense of executing a large number of small transactions. Moreover, investment in the Fund relieves the investor of many management and administrative burdens associated with the direct purchase and sale of income obligations. These include the selection of investments; surveying the market for the best terms at which to buy and sell; receipt, delivery and safekeeping of securities; and recordkeeping.

     The Fund's investment policies are intended to qualify Fund shares for the investment of funds of federally regulated thrifts. The Fund intends to qualify its shares as "short-term liquid assets" as established in the published rulings, interpretations, and regulations of the Office of Thrift Supervision. However, investing institutions are advised to consult their primary regulator for concurrence that Fund shares qualify under applicable regulations and policies.

INVESTMENT LIMITATIONS

     The Fund's investment objective described above is not fundamental and may be changed by the Company's Board of Trustees without a vote of shareholders. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The Fund's investment limitations summarized below may not be changed without the affirmative vote of the holders of a majority of its outstanding shares. (A complete list of the investment limitations that cannot be changed without a vote of shareholders is contained in the Statement of Additional Information under "Investment Objective and Policies.")

The Fund may not:

     1. Purchase securities other than direct obligations of the U.S. Treasury such as Treasury bills and notes which will permit Fund shares to qualify as "short-term liquid assets" for federally regulated thrifts.

     2. Borrow money except from banks for temporary purposes and then in an amount not exceeding 10% of the value of the Fund's total assets, or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing.

     3. Make loans except that the Fund may purchase or hold debt obligations in accordance with its investment objective and policies.

                       PURCHASE AND REDEMPTION OF SHARES

PURCHASE PROCEDURES

     Dollar Shares are sold exclusively to institutional investors, such as banks and savings and loan associations and other financial institutions, including affiliates of PNC Financial Corp ("Service Organizations"), acting on behalf of themselves or their customers and customers of their affiliates ("customers"). The customers, which may include individuals, trusts, partnerships and corporations, must maintain accounts (such as demand deposit, custody, trust or escrow accounts) with the Service Organization. Service Organizations (or their nominees) will normally be the holders of record of Dollar Shares, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. The exercise of voting rights and the delivery to customers of shareholder communications from the Fund will be governed by the customers' account agreements with the Service Organizations. Investors wishing to purchase Dollar Shares should contact their account representatives.

     Purchase orders must be transmitted by a Service Organization directly to PFPC, the Fund's transfer agent. All such transactions are effected pursuant to procedures established by the Service Organization in connection with a customer's account. Shares are sold at the net asset value per share next determined after receipt of a purchase order by PFPC.

     Purchase orders for shares are accepted by the Fund only on days on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day") and must be transmitted to PFPC in Wilmington, Delaware, by telephone (800-441-7450; in Delaware: 302-791-5350) or through the Fund's computer access program. Orders received before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, the Fund's custodian, will be executed at 12:00 noon. Orders received after 12:00 noon and before 2:30 P.M., Eastern time (or orders received earlier in the same day for which payment has not been received by 12:00 noon) will be executed at 4:00 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 4:00 P.M., Eastern time, will not be accepted, and notice thereof will be given to the Service Organization placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) The Fund may in its discretion reject any order for shares.

     Payment for Dollar Shares may be made only in federal funds or other funds immediately available to PNC Bank. The minimum initial investment by a Service Organization is $5,000; however, Service Organizations may set higher minimums for their customers. There is no minimum subsequent investment.

     Conflict of interest restrictions may apply to a Service Organization's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Dollar Shares. (See also "Management of the Fund-Service Organizations.") Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult their legal advisors before investing fiduciary funds in Dollar Shares. (See also "Management of the Fund-Banking Laws.")

REDEMPTION PROCEDURES

     Redemption orders must be transmitted by the Service Organization to PFPC in Wilmington, Delaware in the manner described under "Purchase Procedures." Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order. While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.

     Payment for redeemed shares for which a redemption order is received by PFPC by 2:30 P.M., Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received between 2:30 P.M. and 4:00 P.M., Eastern time, or on a day when PNC Bank is closed, is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.

     The Fund shall have the right to redeem shares in any account if the value of the account is less than $1,000 after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value per share next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its account to $1,000 or more, no such redemption shall take place. In addition, the Fund may also redeem shares involuntarily or suspend the right of redemption under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

OTHER MATTERS

     The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by PIMC as of 12:00 noon and 4:00 P.M., Eastern time, on each day on which both the Federal Reserve Bank of Philadelphia and the New York Stock Exchange are open for business. Currently, one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veteran's Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is calculated by adding the value of all securities and other assets belonging to the Fund, subtracting liabilities attributable to each class and dividing the result by the total number of the outstanding shares of each class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information." The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined independently of the net asset values of the shares of the Company's other investment portfolios.

     Fund shares are sold and redeemed without charge by the Fund. Service Organizations purchasing or holding Dollar Shares for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. In addition, if a customer has agreed with a particular Service Organization to maintain a minimum balance in its account with the Service Organization and the balance in such account falls below that minimum, the customer may be obliged by the Service Organization to redeem all or part of its shares in the Fund to the extent necessary to maintain the required minimum balance in such account. A customer should, therefore, consider the terms of its account with a Service Organization before purchasing Dollar Shares. A Service Organization purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements, and to provide customers with account statements with respect to share transactions for their accounts.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

     The business and affairs of the Fund are managed under the direction of the Company's Board of Trustees. The trustees of the Company are as follows:

          Philip E. Coldwell is an economic consultant and a former Member of the Board of Governors of the Federal Reserve System.

          Robert R. Fortune is a financial consultant and former Chairman, President and Chief Executive Officer of Associated Electric & Gas Insurance Services Limited.

          Rodney D. Johnson is President of Fairmount Capital Advisors, Inc.

          G. Willing Pepper, Chairman of the Board and President of the Company, is a retired President of Scott Paper Company.

     Mr. Pepper is considered by the Company to be an "interested person" of the Company as defined in the 1940 Act.

     The other officers of the Company are as follows:

          Edward J. Roach is Vice President and Treasurer of the Company.

          W. Bruce McConnel, III, Secretary of the Company, is a partner of the law firm of Drinker Biddle & Reath, Philadelphia, Pennsylvania.

INVESTMENT ADVISER AND SUB-ADVISER

     PIMC, a wholly-owned subsidiary of PNC Bank, serves as the Fund's investment adviser. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank serves as the Fund's sub-adviser. PNC Bank is one of the largest bank managers of investments for individuals in the United States, and together with its predecessors has been in the business of managing the investments of fiduciary and other accounts since 1847. PNC Bank is a wholly-owned, indirect subsidiary of PNC Bank Corp. and has its principal offices at Broad and Chestnut Streets, Philadelphia, Pennsylvania 19102. PNC Bank Corp. is a multi-bank holding company. PIMC and PNC Bank also serve as adviser and sub-adviser, respectively, to the Company's FedFund, T-Fund, FedCash, T-Cash and Federal Trust Fund portfolios.

     PNC Bank Corp., headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts and Florida. Its major businesses include corporate banking, consumer banking, mortgage banking and asset management.

     PNC Financial Services Group is PNC Bank Corp.'s mutual fund complex, headquartered in Wilmington, Delaware. This group includes PIMC, PFPC and PNC Bank. In 1973, Provident National Bank (predecessor to PNC Bank) commenced advising the first institutional money market mutual fund -- a U.S. dollar-denominated constant net asset value fund -- offered in the United States.

     The PNC Financial Services Group is one of the largest U.S. bank managers of mutual funds with assets currently under management in excess of $30 billion. This group, through PFPC and PFPC International Ltd., is also a leading mutual fund service provider having contractual relationships with approximately 370 mutual funds with 3.5 million shareholders and in excess of $101 billion in assets, including some $2 billion in non-U.S. assets. This group, through its PNC Institutional Investment Service, provides investment research to some 250 financial institutions located in the United States and abroad. PNC Bank provides custodial services for approximately $210 billion in assets, including $160 billion in mutual fund assets.

     As adviser, PIMC manages the Fund's portfolio and is responsible for all purchases and sales of the Fund's portfolio securities. PIMC also maintains certain of the Fund's financial accounts and records and computes the Fund's net asset value and net income. For the advisory services provided and expenses assumed by it, PIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. PIMC and the administrators may from time to time reduce the advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived or expenses reimbursed by PIMC and the administrators with respect to a particular fiscal year are not recoverable. For the fiscal year ended October 31, 1995, the Fund paid investment advisory fees with respect to Dollar Shares aggregating
 .07% of Dollar Shares' average net assets.

     As sub-adviser, PNC Bank provides research, credit analysis and recommendations with respect to the Fund's investments, and supplies PIMC with certain computer facilities, personnel and other services. For its sub-advisory services, PNC Bank is entitled to receive from PIMC an amount equal to 75% of the advisory fee paid by the Fund to PIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by PIMC to PNC Bank have no effect on the advisory fees payable by the Fund to PIMC. PNC Bank also serves as the Fund's custodian. The services provided by PNC Bank and PIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

ADMINISTRATORS

     PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, and PDI, whose principal business address is 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087, serve as administrators. PFPC is an indirect wholly-owned subsidiary of PNC Bank Corp. A majority of the outstanding stock of PDI is owned by its officers. The administrative services provided by the administrators, which are described more fully in the Statement of Additional Information, include providing and supervising the operation of an automated data processing system to process purchase and redemption orders; assisting in maintaining the Fund's Wilmington, Delaware office; performing administrative services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund; accumulating information for and coordinating the preparation of reports to the Fund's shareholders and the Securities and Exchange Commission; and maintaining the registration or qualification of the Fund's shares for sale under state securities laws. PFPC and PDI are each responsible for carrying out the duties undertaken pursuant to the Administration Agreement with the Fund.

     For their administrative services, the administrators are entitled jointly to receive a fee computed daily and payable monthly. (For information regarding the administrators' waivers and expense reimbursements, see "Investment Adviser and Sub-Adviser" above.) The Fund also reimburses each administrator for its reasonable out-of-pocket expenses incurred in connection with the Funds' computer access program. For the fiscal year ended October 31, 1995, the Fund paid administration fees aggregating .07% of its average net assets.

     PFPC also serves as transfer agent, registrar and dividend disbursing agent. PFPC's address is P.O. Box 8950, Wilmington, Delaware 19885-9628. The services provided by PFPC and PDI and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

DISTRIBUTOR

     PDI serves as distributor of the Fund's shares. Its principal offices are located at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087. Fund shares are sold on a continuous basis by the distributor as agent. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature. No compensation is payable by the Fund to the distributor for its distribution services.

SERVICE ORGANIZATIONS

     As stated above, Service Organizations may purchase Dollar Shares. Dollar Shares are identical in all respects to the Company's Treasury Trust Shares except that Dollar Shares bear the service fees described below and enjoy certain exclusive voting rights on matters relating to these fees. The Fund will enter into an agreement with each Service Organization which purchases Dollar Shares requiring it to provide support services to its customers who are the beneficial owners of such shares in consideration of the Fund's payment of .25% (on an annualized basis) of the average daily net asset value of the Dollar Shares held by the Service Organization for the benefit of customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Funds--Service Organizations," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in Dollar Shares; and providing sub-accounting or the information necessary for sub-accounting with respect to Dollar Shares beneficially owned by customers. Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investments in Dollar Shares.

EXPENSES

     Except as noted above and in the Statement of Additional Information, the Fund's service contractors bear all expenses in connection with the performance of their services. Similarly, the Fund bears the expenses incurred in its operations. For the fiscal year ended October 31, 1995, the Fund's total expenses (net of fee waivers of .11%) with respect to Dollar Shares were .43% of the average net assets of the Dollar Shares. With regard to fees paid exclusively by Dollar Shares, see "Service Organizations" above.

BANKING LAWS

     Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company engaged continuously in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Fund shares. Such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company for or upon the order of customers. PNC Bank, PIMC and PFPC, as well as some Service Organizations, are subject to such banking laws and regulations, but believe they may perform the services for the Fund contemplated by their respective agreements, this Prospectus and the Statement of Additional Information without violating applicable banking laws or regulations.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of bank Service Organizations in connection with the provision of support services to their customers, the Fund might be required to alter or discontinue its arrangements with Service Organizations and change its method of operations with respect to Dollar Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.

                                   DIVIDENDS

     Shareholders of the Fund are entitled to dividends and distributions arising only from the net investment income and capital gains, if any, earned on investments held by the Fund. The Fund's net investment income is declared daily as a dividend to its shareholders of record at the close of business on the day of declaration. Dividends are determined in the same manner and are paid in the same amount for each share of the Fund irrespective of class, except that Dollar Shares bear all the expense of fees paid to Service Organizations. As a result, at any given time, the net yield on Treasury Trust Dollar Shares will be approximately .25% lower than the net yield on Treasury Trust Shares. Shares begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through, and including, the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class. The Fund does not expect to realize net long-term capital gains.

     Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to PFPC at P.O. Box 8950, Wilmington, Delaware 19885-9628, and will become effective after its receipt by PFPC with respect to dividends paid.

     PFPC, as transfer agent, will send each Fund shareholder or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax qualification.

                                     TAXES

     The Fund qualified in its last taxable year and intends to qualify in future years as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). A regulated investment company is generally exempt from federal income tax on amounts distributed to its shareholders.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders at least 90% of its investment company taxable income for such year. In general, the Fund's investment company taxable income will be its taxable income (including interest and short-term capital gains, if any), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund intends to distribute substantially all of its investment company taxable income each year. Such distributions will be taxable as ordinary income to the Fund's shareholders that are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an Individual IRA or a qualified retirement plan are deferred under the Code.) It is anticipated that none of the Fund's distributions will be eligible for the dividends received deduction for corporations. The Fund does not expect to realize long-term capital gains and, therefore, does not contemplate payment of any "capital gain dividends", as described in the Code.

     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year, in the event such dividends are actually paid during January of the following year.

     TO THE EXTENT PERMISSIBLE BY FEDERAL AND STATE LAW, THE FUND IS STRUCTURED TO PROVIDE SHAREHOLDERS WITH INCOME THAT IS EXEMPT OR EXCLUDED FROM TAXATION AT THE STATE AND LOCAL LEVEL. SUBSTANTIALLY ALL DIVIDENDS PAID TO SHAREHOLDERS RESIDING IN CERTAIN STATES WILL BE EXEMPT OR EXCLUDED FROM STATE INCOME TAX. MANY STATES, BY STATUTE, JUDICIAL DECISION OR ADMINISTRATIVE ACTION, HAVE TAKEN THE POSITION THAT DIVIDENDS OF A REGULATED INVESTMENT COMPANY SUCH AS THE FUND THAT ARE ATTRIBUTABLE TO INTEREST ON DIRECT U.S. TREASURY OBLIGATIONS ARE THE FUNCTIONAL EQUIVALENT OF INTEREST FROM SUCH OBLIGATIONS AND ARE, THEREFORE, EXEMPT FROM STATE AND LOCAL INCOME TAXES. INVESTORS SHOULD BE AWARE OF THE APPLICATION OF THEIR STATE AND LOCAL TAX LAWS TO INVESTMENTS IN THE FUND.

     The foregoing discussion is only a brief summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. As indicated above, IRAs receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisors with specific reference to their own tax situations.

                                     YIELDS

     From time to time, in advertisements or in reports to shareholders, the "yields" and "effective yields" for Treasury Trust Shares and Dollar Shares may be quoted. Yield quotations are computed for Dollar Shares separately from those for Treasury Trust Shares. The "yield" for a particular class or sub-class of Fund shares refers to the income generated by an investment in such shares over a particular period (such as a seven-day period). This income is then "annualized"; that is, the amount of income generated by an investment during that period is assumed to be generated for each such period over a 52-week or one year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a class or sub-class of Fund shares is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     The Fund's yields may be compared to those of other mutual funds with similar objectives, to stock or other relevant indices, or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data are reported in national financial publications such as IBC/Donoghue's Money Fund Report(R), The Wall Street Journal, and The New York Times, reports prepared by Lipper Analytical Services, Inc., and publications of a local or regional nature.

     The Fund's yield figures for Treasury Trust Fund Shares and Treasury Trust Fund Dollar Shares represent the Fund's past performance, will fluctuate, and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. Any fees charged by Service Organizations directly to their customers in connection with investments in Dollar Shares are not reflected in the Dollar Shares' yields; and, such fees, if charged, would reduce the actual return received by Customers on their investments. The methods used to compute the Fund's yields are described in more detail in the Statement of Additional Information. Investors may call 800-821-6006 (Treasury Trust Shares code: 62; Treasury Trust Dollar Shares code: 63) to obtain current yield information.

                    DESCRIPTION OF SHARES AND MISCELLANEOUS

     The Company is a Pennsylvania business trust established on May 14, 1975. Effective March 2, 1987, the Company's name was changed from Trust for Short-Term Federal Securities to Trust for Federal Securities. The Company commenced operations of the Fund in May, 1989.

     The Company's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Company and to classify or reclassify any unissued shares into one or more additional classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of twelve classes of shares designated as Treasury Trust, Treasury Trust Dollar, FedFund, FedFund Dollar, T-Fund, T-Fund Dollar, FedCash, FedCash Dollar, T-Cash, T-Cash Dollar, Federal Trust and Federal Trust Dollar. The Declaration of Trust further authorizes the trustees to classify or reclassify any class of shares into one or more sub-classes.

     THIS PROSPECTUS RELATES PRIMARILY TO THE DOLLAR SHARES OF THE FUND AND DESCRIBES ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE FUND. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING THE FUND'S OTHER CLASS OF SHARES OR THE COMPANY'S FEDFUND, T-FUND, FEDCASH, T-CASH AND FEDERAL TRUST FUND PORTFOLIOS MAY OBTAIN SEPARATE PROSPECTUSES BY CALLING THE DISTRIBUTOR AT 800-998-7633.

     The Company does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a member of the Board of Trustees upon written request of shareholders owning at least 10% of the outstanding shares of the Company entitled to vote.

     Each Fund Share represents an equal proportionate interest in the assets belonging to the Fund. Each share is without par value and has no preemptive or conversion rights. When issued for payment as described in this Prospectus, shares will be fully paid and non-assessable.

     Holders of the Company's Treasury Trust Shares and Dollar Shares will vote in the aggregate and not by class on all matters, except where otherwise required by law and except that only Dollar Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations. Further, shareholders of all of the Company's portfolios will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. (See the Statement of Additional Information under "Additional Description Concerning Fund Shares" for examples where the

1940 Act requires voting by portfolio.) Shareholders of the Company are entitled to one vote for each full share held (irrespective of class, sub-class, or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of the Company may elect all of the trustees.

     For information concerning the redemption of Fund shares and possible restrictions on their transferability, see "Purchase and Redemption of Shares."

     As stated above, the Company is organized as a trust under the laws of the Commonwealth of Pennsylvania. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Company's Declaration of Trust provides for indemnification out of the trust property of any shareholder of the Fund held personally liable solely by reason of being or having been a shareholder and not because of his acts or omissions or some other reason.

       NO PERSON HAS BEEN AUTHORIZED
       TO GIVE ANY INFORMATION OR TO
       MAKE ANY REPRESENTATIONS NOT
       CONTAINED IN THIS PROSPECTUS,
       OR IN THE FUND'S STATEMENT OF
       ADDITIONAL INFORMATION
       INCORPORATED HEREIN BY
       REFERENCE, IN CONNECTION WITH
       THE OFFERING MADE BY THIS
       PROSPECTUS AND, IF GIVEN OR
       MADE, SUCH INFORMATION OR
       REPRESENTATIONS MUST NOT BE
       RELIED UPON AS HAVING BEEN
       AUTHORIZED BY THE COMPANY OR
       ITS DISTRIBUTOR. THIS
       PROSPECTUS DOES NOT
       CONSTITUTE AN OFFERING BY THE
       COMPANY OR BY THE DISTRIBUTOR
       IN ANY JURISDICTION IN WHICH
       SUCH OFFERING MAY NOT
       LAWFULLY BE MADE.

     ---------------------------------------------------------------------------
             TABLE OF CONTENTS

                                          PAGE
                                         ------
         Background and Expense
           Information...................      2
         Financial Highlights............      3
         Investment Objective and
           Policies......................      4
         Purchase and Redemption of
           Shares........................      6
         Management of the Fund..........      8
         Dividends.......................     12
         Taxes...........................     12
         Yields..........................     13
         Description of Shares and
           Miscellaneous.................     14

       PIF-P-022

                                                       TREASURY
                                                      TRUST FUND
                                                     DOLLAR SHARES

                                                AN INVESTMENT PORTFOLIO
                                                      OFFERED BY
                                             TRUST FOR FEDERAL SECURITIES

                                         [PROVIDENT INSTITUTIONAL FUNDS LOGO]
                                                      Prospectus
                                                   February 28, 1996

                               FEDERAL TRUST FUND
                              TREASURY TRUST FUND

                        Investment Portfolios Offered By
                          Trust for Federal Securities

                      Statement of Additional Information
                               February __, 1996

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . . . . . . . . . . .    2

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION  . . . . . . . . . . . . .    5

MANAGEMENT OF THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . .    8

ADDITIONAL INFORMATION CONCERNING TAXES . . . . . . . . . . . . . . . . .   19

DIVIDENDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21

ADDITIONAL YIELD INFORMATION  . . . . . . . . . . . . . . . . . . . . . .   21

ADDITIONAL DESCRIPTION CONCERNING FUND SHARES . . . . . . . . . . . . . .   23

COUNSEL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24

AUDITORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24

MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24

FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . FS-1


          This Statement of Additional Information is meant to be read in conjunction with the Prospectuses for Federal Trust Fund and Treasury Trust Fund dated February __, 1996 and is incorporated by reference in its entirety into those Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of Federal Trust Fund or Treasury Trust Fund should be made solely upon the information contained herein. Copies of the Prospectuses for Federal Trust Fund and Treasury Trust Fund may be obtained by calling 800-821-7432. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

                                  THE COMPANY

          Trust for Federal Securities (Trust for Short-Term Federal Securities prior to March 2, 1987) is a no-load, diversified, open-end investment company designed primarily as a vehicle by which institutional investors can invest cash reserves in a choice of portfolios consisting of government securities. Trust for Federal Securities (the "Company") consists of six separate investment portfolios--Federal Trust Fund, Treasury Trust Fund, FedFund, T-Fund, FedCash and T-Cash. This Statement of Additional Information relates primarily to the Company's Federal Trust Fund and Treasury Trust Fund portfolios (the "Funds").

          The obligations held by Federal Trust Fund are limited to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The obligations held by Treasury Trust Fund are limited to U.S. Treasury bills, notes and other direct obligations of the U.S. Treasury. Although the Funds and the Company's FedFund, T-Fund, FedCash and T-Cash portfolios have the same investment adviser and have comparable investment objectives, the Funds differ in that they may not engage in repurchase agreements; their yields normally will differ due to their differing cash flows and differences in the specific portfolio securities held.

          THIS STATEMENT OF ADDITIONAL INFORMATION AND THE FUNDS' PROSPECTUSES RELATE PRIMARILY TO THE FUNDS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS RELATING TO THE FUNDS. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING THE COMPANY'S FEDFUND, T-FUND, FEDCASH OR T-CASH PORTFOLIOS MAY OBTAIN SEPARATE PROSPECTUSES DESCRIBING THOSE PORTFOLIOS BY CALLING THE DISTRIBUTOR AT 800-998-7633.


                       INVESTMENT OBJECTIVES AND POLICIES

          As stated in the Funds' Prospectuses, the investment objective of each Fund is to seek current income with liquidity and security of principal. The following policies supplement the description in the Prospectuses of the investment objectives and policies of the Funds.

PORTFOLIO TRANSACTIONS

          Subject to the general control of the Company's Board of Trustees, PNC Institutional Management Corporation ("PIMC"), the Funds' investment adviser, is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds. Purchases and sales of portfolio securities are usually principal transactions without brokerage commissions. In making portfolio investments, PIMC seeks to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one dealer are comparable, PIMC may, in its discretion, effect transactions in portfolio securities with dealers who provide the Company with research advice or other services.

          Investment decisions for the Funds are made independently from those for other investment company portfolios or accounts advised or managed by PIMC. Such other portfolios may invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time on behalf of such other portfolios, transactions are averaged as to price, and available investments allocated as to amount, in a manner which PIMC believes to be equitable to each portfolio, including either Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained for a Fund. To the extent permitted by law, PIMC may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other investment company portfolios in order to obtain best execution.

          Portfolio securities will not be purchased from or sold to PIMC, PNC Bank, National Association ("PNC Bank"), PFPC Inc. ("PFPC"), Provident Distributors, Inc. ("PDI") or any affiliated person (as such term is defined in the Investment Company Act of 1940 (the "1940 Act") of any of them, except to the extent permitted by the Securities and Exchange Commission (the "SEC"). Furthermore, with respect to such transactions, the Funds will not give preference to Service Organizations with whom the Funds enter into agreements concerning the provision of support services to customers who beneficially own Federal Trust Dollar shares or Treasury Trust Dollar shares ("Dollar shares"). (See the Prospectuses, "Management of the Fund--Service Organizations.")

          As stated in the Funds' Prospectuses, the Funds may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase when-issued securities, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case such Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Funds will set aside cash or liquid assets to satisfy their respective purchase commitments in the manner described, such a Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets. Neither Fund intends to purchase when-issued securities for speculative purposes but only in furtherance of its investment objectives. The Funds reserve the right to sell the securities before the settlement date if it is deemed advisable.

          When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The Funds may seek profits through short-term trading and engage in short-term trading for liquidity purposes. Increased trading may provide greater potential for capital gains and losses, and also involves correspondingly greater trading costs which are borne by the Fund involved. PIMC will consider such costs in determining whether or not a Fund should engage in such trading. The portfolio turnover rate for the Funds is expected to be zero for regulatory reporting purposes.

          Neither Fund will invest more than 10% of the value of its assets in investments which are not readily marketable at the time of purchase of a not readily marketable security. Securities for purposes of this limitation do not include securities which have been determined to be liquid by the Fund's Board of Trustees based upon the trading markets for such securities.

          Currently, Treasury Trust Fund does not invest in securities with maturities in excess of one year, as the U.S. Treasury does not currently issue securities with maturities of such lengths. However, if such securities ever become available, Treasury Trust Fund may purchase them under provisions consistent with Rule 2a-7 under the 1940 Act and 12 C.F.R. Section 566.1(h) of the regulations that govern federally regulated thrifts.

INVESTMENT LIMITATIONS

          The Funds' Prospectuses summarize certain investment limitations that may not be changed without the affirmative vote of the holders of a "majority of the outstanding shares" of the respective Fund (as defined below under "Miscellaneous"). Below is a complete list of the Funds' investment limitations that may not be changed without such a vote of shareholders.

          1. Federal Trust Fund may not purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          2. Treasury Trust Fund may not purchase securities other than direct obligations of the U.S. Treasury such as Treasury bills and notes, which will permit Fund shares to qualify as "short-term liquid assets" for federally regulated thrifts.

Federal Trust Fund and Treasury Trust Fund may not:

          3. Borrow money except from banks for temporary purposes and then in an amount not exceeding 10% of the value of the particular Fund's total assets, or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the particular Fund's total assets at the time of such borrowing. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Funds by enabling the Company to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.) Interest paid on borrowed funds will not be available for investment.

          4.   Act as an underwriter.

          5. Make loans except that the Funds may purchase or hold debt obligations in accordance with their respective investment objective and policies.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

IN GENERAL

          Information on how to purchase and redeem a Fund's shares is included in its Prospectus. The issuance of shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

          The regulations of the Comptroller of the Currency provide that funds held in a fiduciary capacity by a national bank approved by the Comptroller to exercise fiduciary powers must be invested in accordance with the instrument establishing the fiduciary relationship and local law. The Company believes the purchase of Federal Trust shares and Treasury Trust shares by such national banks acting on behalf of their fiduciary accounts is not contrary to applicable regulations if consistent with the particular account and proper under the law governing the administration of the account.

          Prior to effecting a redemption of shares represented by certificates, PFPC, the Funds' transfer agent, must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank, a member of a major stock exchange or other eligible guarantor organization, unless other arrangements satisfactory to the Funds have previously been made. The Funds may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

          Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

          In addition, the Funds may redeem shares involuntarily in certain other instances if the Board of Trustees determines that failure to redeem may have material adverse consequences to a Fund's shareholders in general. Each Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the Fund's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable. In such a case, the Fund may make payment wholly or partly in securities or other property, valued in the same way as the Fund determines net asset value. (See "Net Asset Value" below for an example of when such redemption or form of payment might be appropriate.) Redemption in kind is not as liquid as a cash redemption. Shareholders who receive a redemption in kind may incur transaction costs if they sell such securities or property, and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.

          Any institution purchasing shares on behalf of separate accounts will be required to hold the shares in a single nominee name (a "Master Account"). Institutions investing in more than one of the Company's portfolios or classes of shares must maintain a separate Master Account for each portfolio and class of shares. Sub-accounts may be established by name or number either when the Master Account is opened or later.

NET ASSET VALUE

          As stated in each Fund's Prospectus, each Fund's net asset value per share is calculated by adding the value of all of the Fund's portfolio securities and other assets belonging to that Fund, subtracting the liabilities charged to that Fund, and dividing the result by the total number of that Fund's shares outstanding (by class). "Assets belonging to" a Fund consist of the consideration received upon the issuance of shares together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange or liquidation of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular portfolio. Assets belonging to a particular Fund are charged with the direct liabilities of that Fund and with a share of the general liabilities of the Company allocated in proportion to the relative net assets of such Fund and the Company's other portfolios. Determinations made in good faith and in accordance with generally accepted accounting principles by the Board of Trustees as to the allocations of any assets or liabilities with respect to a Fund are conclusive.

          As stated in the Funds' Prospectuses, in computing the net asset value of shares of the Funds for purposes of sales and redemptions, the Funds use the amortized cost method of valuation. Under this method, the Funds value each of their portfolio securities at cost on the date of purchase and thereafter assume a constant proportionate amortization of any discount or premium until maturity of the security. As a result, the value of a portfolio security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method provides certainty in portfolio valuation, it may result in valuations for the Funds' securities which are higher or lower than the market value of such securities.

          In connection with their use of amortized cost valuation, each of the Funds limits the dollar-weighted average maturity of its portfolio to not more than 90 days. Federal Trust Fund and Treasury Trust Fund do not purchase any instrument with a remaining maturity of more than thirteen months and one year, respectively (with certain exceptions). In determining the average weighted portfolio maturity of each Fund, a variable rate obligation that is issued or guaranteed by the U.S. Government, or an agency or instrumentality thereof, is deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. The Company's Board of Trustees has also established procedures, pursuant to rules promulgated by the SEC, that are intended to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. Such procedures include the determination at such intervals as the Board deems appropriate, of the extent, if any, to which each Fund's net asset value per share calculated by using available market quotations or a matrix believed to provide reliable values deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1% with respect to either Fund, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviation from the $1.00 amortized cost price per share of a Fund may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the Fund's average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; or utilizing a net asset value per share determined by using available market quotations.


                            MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

          The Company's trustees and executive officers, their addresses, principal occupations during the past five years and other affiliations are provided below. In addition to the information set forth below, the trustees serve in the following capacities:

          Each trustee of the Company serves as a director of Temporary Investment Fund, Inc. ("Temp") and as a trustee of Municipal Fund for Temporary Investment ("Muni"). In addition, Messrs. Fortune and Pepper are directors of Independence Square Income Securities, Inc. ("ISIS") and Managing General Partners of Chestnut Street Exchange Fund ("Chestnut"); Messrs. Pepper and Johnson are directors of Municipal Fund for California Investors, Inc. ("Cal Muni"); and Mr. Johnson is a director of Municipal Fund for New York Investors, Inc. ("New York Muni") and the International Dollar Reserve Fund ("IDR").

          Each of the Company's officers, with the exception of Mr. McConnel, holds like offices with Temp and Muni. In addition, Mr. McConnel is Secretary of Temp; Mr. Roach is Treasurer of Chestnut, President and Treasurer of The RBB Fund,

Inc. and New York Muni and Vice President and Treasurer of ISIS and Cal Muni; Mr. Pepper is President and Chairman of the Board of Muni, and Cal Muni; and Mr. Fortune is President and Chairman of the Board of ISIS and Chestnut.

                                              Principal Occupations
                          Position with the   During Past 5 Years
Name and Address               Company        and Other Affiliations
----------------          -----------------   ----------------------
PHILIP E. COLDWELL(3),(4)    Trustee          Economic Consultant;
Coldwell Financial                            Chairman, Coldwell
Consultants                                   Financial Consultants,
3330 Southwestern Blvd.                       Member of the Board of
Dallas, Texas  75225                          Governors of the
                                              Federal Reserve
                                              System, 1974 to 1980;
                                              President, Federal
                                              Reserve Bank of
                                              Dallas, 1968 to 1974;
                                              Director, Maxus Energy
                                              Corporation (energy
                                              products) 1989 - 1993;
                                              Director, Diamond
                                              Shamrock Corp. (energy
                                              and chemical products)
                                              until 1987.

ROBERT R. FORTUNE(2),(3),(4) Trustee          Financial Consultant;
2920 Ritter Lane                              Chairman, President
Allentown, PA  18104                          and Chief Executive
                                              Officer of Associated
                                              Electric & Gas
                                              Insurance Services
                                              Limited, 1984-1993;
                                              Member of the
                                              Financial Executives
                                              Institute and American
                                              Institute of Certified
                                              Public Accountants;
                                              Director, Prudential
                                              Utility Fund, Inc.
                                              and Prudential
                                              Structured Maturity
                                              Fund, Inc.

RODNEY D. JOHNSON            Trustee          President, Fairmount
Fairmount Capital                             Capital Advisors, Inc.
  Advisors, Inc.                              (financial advising)
1435 Walnut Street                            since 1987; Treasurer,
Drexel Building                               North Philadelphia
Philadelphia, PA  19102                       Health System
                                              (formerly Girard
                                              Medical Center), 1988
                                              to 1992; Member, Board
                                              of Education, School
                                              District of
                                              Philadelphia, 1983 to
                                              1988; Treasurer,
                                              Cascade Aphasia
                                              Center, 1984 to 1988.

                                              Principal Occupations
                          Position with the   During the Past 5 Years
Name and Address               Company        and Other Affiliations
----------------          -----------------   -----------------------
G. WILLING PEPPER(1),(2)    Chairman of       Retired; Chairman of
128 Springton Lake Road     the Board,        the Board, The
Media, PA  19063            President and     Institute for Cancer
                            Trustee           Research until 1979;
                                              Director, Philadelphia
                                              National Bank until
                                              1978; President, Scott
                                              Paper Company, 1971 to
                                              1973; Chairman of the
                                              Board, Specialty
                                              Composites Corp. until
                                              May 1984.

EDWARD J. ROACH             President and     Certified Public
Bellevue Park Corporate     Treasurer         Accountant; Partner of
  Center                                      the accounting firm of
400 Bellevue Parkway                          Main Hurdman until
Suite 100                                     1981; Vice Chairman of
Wilmington, DE  19809                         the Board, Fox Chase
                                              Cancer Center; Trustee
                                              Emeritus, Pennsylvania
                                              School for the Deaf;
                                              Trustee Immaculata
                                              College, 1983-1984;
                                              Director, The Bradford
                                              Funds, Inc.

W. BRUCE McCONNEL, III      Secretary         Partner of the law
1345 Chestnut Street                          firm of Drinker Biddle
Philadelphia, PA                              & Reath, Philadelphia,
19107-3496                                    Pennsylvania.


-----------------------

(1) This trustee is considered by the Company to be an "interested person" of the Company as defined in the 1940 Act.

(2)  Executive Committee Member.

(3)  Audit Committee Member.

(4)  Nominating Committee Member.

          During intervals between meetings of the Board, the Executive Committee may exercise the authority of the Board of Trustees in the management of the Company's business to the extent permitted by law.

          Each of the investment companies named above receives various advisory and other services from PIMC and PNC Bank. Of the above-mentioned funds, PDI provides distribution services to Temp, Muni, Cal Muni and New York Muni. Of the above-mentioned funds, the administrators provide administration services to Temp, Muni, Cal Muni and New York Muni.

          For the fiscal year ended October 31, 1995, the Company paid a total of $100,887 to its officers and trustees in all capacities of which $31,968 was allocated to the Funds. In addition, the Company contributed $2,715 during its last fiscal year to its retirement plan for employees (which included Mr. Roach) of which $845 was allocated to the Funds. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. No employee of PDI, PIMC, PFPC or PNC Bank receives any compensation from the Company for acting as an officer or trustee of the Company. The trustees and officers of the Company as a group beneficially own less than 1% of the shares of the Company's FedFund, T-Fund, FedCash, T-Cash, Federal Trust Fund and Treasury Trust Fund portfolios.

          By virtue of the responsibilities assumed by PDI, PIMC, PFPC and PNC Bank under their respective agreements with the Company, the Company itself requires only one part-time employee in addition to its officers.

          The table below sets forth the compensation actually received from the Fund Complex of which the Fund is a part by the trustees for the fiscal year ended October 31, 1995:

                                                               Total
                                                            Pension or                                      Compensation
                                                            Retirement                                     from Registrant
                                  Aggregate              Benefits Accrued         Estimated Annual            and Fund
     Name of Person,            Compensation             as Part of Fund           Benefits Upon         Complex(1) Paid to
        Position               from Registrant               Expenses                Retirement               Trustees
Philip E. Coldwell,                $ 10,800.00                  0                       N/A                   (3)(2) $43,600.00
Trustee

Robert R. Fortune,                   10,800.00                  0                       N/A                   (5)(2)  63,600.00
Trustee

Rodney D. Johnson,                   10,800.00                  0                       N/A                   (5)(2)  55,850.00
Trustee

G. Willing Pepper,                   19,100.00                  0                       N/A                   (6)(2)  96,250.00
Trustee and Chairman

David R. Wilmerding,                 12,466.68                  0                       N/A                   (5)(2)  60,600.04
Jr.,(3) Trustee

 Anthony M.                          10,800.00                  0                       N/A                   (4)(2)  49,900.00
Santomero,(4) Trustee               ----------                                                                        ---------
                                    $74,766.68                                                                      $369,800.04




--------------------

1. A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

2. Total number of such other investment companies trustee serves on within the Fund Complex.



3.   Mr. Wilmerding resigned as Trustee of the Company on January 4, 1996.

4.   Mr. Santomero resigned as Trustee of the Company on January 4, 1996.

INVESTMENT ADVISER AND SUB-ADVISER

          The advisory and sub-advisory services provided by PIMC and PNC Bank are described in the Funds' Prospectuses. For the advisory services provided and expenses assumed by it, PIMC is entitled to receive a fee, computed daily and payable monthly, based on the combined average net assets of the Funds as follows:

               Annual Fee               The Funds' Combined
               ----------                Average Net Assets
                                        --------------------
                .175% . . . . . . . . . of the first $1 billion
                .150% . . . . . . . . . of the next $1 billion
                .125% . . . . . . . . . of the next $1 billion
                .100% . . . . . . . . . of the next $1 billion
                .095% . . . . . . . . . of the next $1 billion
                .090% . . . . . . . . . of the next $1 billion
                .085% . . . . . . . . . of the next $1 billion
                .080%. . . . . .  of amounts in excess of $7 billion.

The advisory fee is allocated between these Funds in proportion to their relative net assets.

          PIMC and the administrators have each agreed that if, in any fiscal year, the expenses borne by a Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of the particular Fund are registered or qualified for sale to the public, they will each reimburse such Fund for one-half of any excess to the extent required by such regulations. Unless otherwise required by law, such reimbursement would be accrued and paid on the same basis that the advisory and administration fees are accrued and paid by such Fund. To the Funds' knowledge, of the expense limitations in effect on the date of this Statement of Additional Information, none is more restrictive than two and one-half percent (2-1/2%) of the first $30 million of a Fund's average annual net assets, two percent (2%) of the next $70 million of the average annual net assets and one and one-half percent (1-1/2%) of the remaining average annual net assets.

          For the fiscal years ended October 31, 1993, 1994 and 1995 Treasury Trust Fund paid fees (net of waivers) for advisory services aggregating $1,158,339, $991,942 and $929,458 respectively. For the same periods, advisory fees payable by Treasury Trust Fund of $750,375, $748,721 and $751,364 respectively, were voluntarily waived. For the fiscal years ended October 31, 1993, 1994 and 1995. Federal Trust Fund paid fees (net of waivers) for advisory services aggregating $244,903, $175,896 and $161,037, respectively. For the same periods, advisory fees payable by Federal Trust Fund of $202,045, $197,112 and $192,033, respectively, were voluntarily waived. Any fees waived by PIMC are not recoverable. PIMC and PNC Bank also serve as the adviser and sub-adviser, respectively, to the Company's FedFund, T-Fund, FedCash and T-Cash portfolios.

BANKING LAWS

          Certain banking laws and regulations with respect to investment companies are discussed in each Fund's Prospectus. PIMC, PNC Bank and PFPC believe that they may perform the services for the Funds contemplated by their respective agreements, Prospectuses and this Statement of Additional Information without violation of applicable banking laws or regulations. It should be noted, however, that future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as further interpretations of present requirements, could prevent PIMC and PFPC from continuing to perform such services for the Funds and PNC Bank from continuing to perform such services for PIMC and the Funds. If PIMC, PFPC, or PNC Bank were prohibited from continuing to perform such services, it is expected that the Company's Board of Trustees would recommend that the Funds enter into new agreements with other qualified firms. Any new advisory agreement would be subject to shareholder approval.

          In addition, state securities laws on this issue may differ from the interpretations of federal laws expressed herein and banks and financial institutions may be required to register as dealers pursuant to state Law.

ADMINISTRATOR

          As the Funds' administrators, PFPC and PDI have agreed to provide the following services: (i) assist generally in supervising the Funds' operations, including providing a Wilmington, Delaware order-taking facility with toll-free IN-WATS telephone lines, providing for the preparing, supervising and mailing of purchase and redemption order confirmations to shareholders of record, providing and supervising the operation of an automated data processing system to process purchase and redemption orders, maintaining a back-up procedure to reconstruct lost purchase and redemption data, providing information concerning the Funds to their shareholders of record, handling shareholder problems, supervising the services of employees, provided by PDI, whose principal responsibility and function is to preserve and strengthen shareholder relations, and monitoring the arrangements pertaining to the Funds' agreements with Service Organizations; (ii) assure that persons are available to receive and transmit purchase and redemption orders; (iii) participate in the periodic updating of the Funds' Prospectuses; (iv) assist in maintaining the Funds' Wilmington, Delaware office; (v) perform administrative services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Funds; (vi) accumulate information for and coordinate the preparation of reports to the Funds' shareholders and the SEC; and (vii) maintain the registration or qualification of the Funds' shares for sale under state securities laws; (viii) prepare or review, and provide advice with respect to, all sales literature (advertisements, brochures and shareholder communications) for each of the Funds and any class or sub-class thereof; and (ix) assist in the monitoring of regulatory and legislative developments which may affect the Company, participate in counseling and assisting the Company in relation to routine regulatory examinations and investigations, and work with the Company's counsel in connection with regulatory matters and litigation.

          For their administrative services, the administrators are entitled jointly to receive a fee from the six Funds referred to above determined and allocated in the same manner as PIMC's advisory fee set forth above. As stated in their Prospectuses, each administrator is also reimbursed for its reasonable out-of-pocket expenses incurred in connection with the Fund's computer access program. For the fiscal year ended October 31, 1995, Treasury Trust Fund and Federal Trust Fund paid fees (net of waivers) for administrative services to PFPC and PDI aggregating $929,458 and $161,037, respectively. For the same fiscal year, PFPC and PDI voluntarily waived administration fees aggregating $751,364 with respect to Treasury Trust Fund and $192,033 with respect to Federal Trust Fund. For the fiscal year ended October 31, 1994, Treasury Trust Fund and Federal Trust Fund paid fees (net of waivers) for administrative services to PFPC and PDI aggregating $991,942 and $175,896, respectively. For the period from October 1, 1992 through January 17, 1993, the Company paid fees (net of waivers) to its former administrator, the Boston Company Advisors totalling $66,520 with respect to Federal Trust Fund and $359,966 with respect to Treasury Trust Fund. Administration fees totalling $46,130 and $141,059 for Federal Trust Fund and Treasury Trust Fund, respectively, were waived by Boston Advisors during this period. For the period from January 18, 1993 through October 31, 1993, the Company paid fees (net of waivers) for administrative services to PFPC and to PDI, its administrators, aggregating $103,838 with respect to Federal Trust Fund and $1,158,339 with respect to Treasury Trust Fund. For the same period, administration fees of $750,375 with respect to Treasury Trust Fund and $343,110 with respect to Federal Trust Fund were voluntarily waived.

          For information regarding the administrators' obligations to reimburse the Funds in the event their expenses exceed certain prescribed limits, see "Investment Adviser and Sub-Adviser" above. PFPC, a wholly owned, indirect subsidiary of PNC Bank, provides advisory, administrative or, in some cases sub-advisory and/or sub-administrative services to investment companies which are distributed by PDI. PFPC and PDI also serve as the co-administrators of the Company's FedFund, T-Fund, FedCash and T-Cash portfolios.

DISTRIBUTOR

          PDI acts as the distributor of the Funds' shares. Each Fund's shares are sold on a continuous basis by the distributor as agent, although it is not obliged to sell any particular amount of shares. PDI will prepare or review, provide advice with respect to, and file with the federal and state agencies or other organization as required by federal, state, or other applicable laws and regulations, all sales literature (advertisements, brochures and shareholder communications) for each of the Funds and any class or sub-class thereof. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of Fund shares) and of preparing, printing and distributing all sales literature. No compensation is payable by the Funds to the distributor for its distribution services. PDI also serves as the distributor for the Company's FedFund, T-Fund, FedCash and T-Cash portfolios. PDI is a Delaware corporation, with its principal place of business located at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087.

CUSTODIAN AND TRANSFER AGENT

          Pursuant to a Custodian Agreement, PNC Bank serves as the Funds' custodian. Under the Agreement, PNC Bank has agreed to provide the following services: (i) maintain a separate account or accounts in the name of the Funds; (ii) hold and disburse portfolio securities on account of the Funds;
(iii) collect and make disbursements of money on behalf of the Funds; (iv) collect and receive all income and other payments and distributions on account of the Funds' portfolio securities; and (v) make periodic reports to the Board of Trustees concerning the Funds' operations. The Custodian Agreement permits PNC Bank, on 30 days' notice, to assign its rights and delegate its duties thereunder to any other affiliate of PNC Bank or PNC Bank Corp., provided that PNC Bank remains responsible for the performance of the delegate under the Custodian Agreement.

          The Funds reimburse PNC Bank for its direct and indirect costs and expenses incurred in rendering custodial services. Under the Custodian Agreement, each Fund pays PNC Bank an annual fee equal to $.25 for each $1,000 of such Fund's average daily gross assets, which fee declines as such Fund's average daily gross assets increase. In addition, each Fund pays the custodian a fee for each purchase, sale or delivery of a security, interest collection or claim item, and reimburses PFPC for out-of-pocket expenses incurred on behalf of the Fund. For the fiscal years ended October 31, 1993, 1994 and 1995, Treasury Trust Fund paid fees for custodian services aggregating $238,777, $220,900 and $216,081 respectively. For fiscal years ended October 31, 1993, 1994 and 1995, Federal Trust Fund paid fees for custodian services aggregating $85,941, $71,103 and $68,120, respectively. PNC Bank also serves as Custodian for the Company's FedFund, T-Fund, FedCash and T-Cash portfolios. PNC Bank's principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19102.

          PFPC also serves as the Funds' transfer agent, registrar and dividend disbursing agent pursuant to a Transfer Agency Agreement. Under the Agreement, PFPC has agreed to provide the following services: (i) maintain a separate account or accounts in the name of the Funds; (ii) issue, transfer and redeem shares of the Funds; (iii) disburse dividends and distributions, in the manner described in each Fund's Prospectus, to shareholders of the Fund; (iv) transmit all communications by the Funds to their shareholders or their authorized representatives, including reports to shareholders, distribution and dividend notices and proxy materials for meetings of shareholders; (v) prepare and file with the appropriate taxing authorities reports or notices relating to dividends and distributions made by the Funds; (vi) respond to correspondence by shareholders, security brokers and others relating to its duties; (vii) maintain shareholder accounts; and (viii) make periodic reports to the Company's Board of Trustees concerning the Funds' operations. The Transfer Agency Agreement permits PFPC, on 30-days' notice, to assign its rights and duties thereunder to any other affiliate of PNC Bank or PNC Bank Corp., provided that PFPC remains responsible for the performance of the delegate under the Transfer Agency Agreement.

          Under the Transfer Agency Agreement, each Fund pays PFPC fees at an annual rate of $12.00 per account and sub-account maintained by PFPC plus $1.00 for each purchase or redemption transaction by an account (other than a purchase transaction made in connection with the automatic reinvestment of dividends). Payments to PFPC for sub-accounting services provided by others are limited to the amount which PFPC pays to others for such services. In addition, the Funds reimburse PFPC for out-of-pocket expenses related to such services. For the fiscal years ended October 31, 1993, 1994 and 1995, Treasury Trust Fund paid fees for transfer agency services aggregating $149,325, $133,142 and $94,981, respectively. For the fiscal years ended October 31, 1993, 1994 and 1995, Federal Trust Fund paid fees for transfer agency services aggregating $37,448, $36,244 and $44,229, respectively. PFPC also serves as transfer agent, registrar and dividend disbursing agent for the Company's FedFund, T-Fund, FedCash and T-Cash portfolios.

SERVICE ORGANIZATIONS

          As stated in the Funds' Prospectuses, the Funds will enter into an agreement with each Service Organization which purchases Dollar Shares requiring it to provide support services to its customers who beneficially own Dollar shares in consideration of the Funds' payment of .25% (on an annualized basis) of the average daily net asset value of the Dollar shares held by the Service Organization for the benefit of customers. Such services include: (i) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the transfer agent; (ii) providing customers with a service that invests the assets of their accounts in Dollar shares; (iii) processing dividend payments from the Funds on behalf of customers; (iv) providing information periodically to customers showing their positions in Dollar shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed by the Service Organization; (vii) providing sub-accounting with respect to Dollar shares beneficially owned by customers or the information necessary for sub-accounting; (viii) forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers, if required by law; and (ix) other similar services if requested by the Funds.
For the fiscal year ended October 31, 1995, the Company paid $100,976 in servicing fees to an affiliate of the Company's adviser (representing 19.8% of the aggregate servicing fees) of which $82,355 and $18,621 was allocated to the Treasury Trust Fund and Federal Trust Fund, respectively, pursuant to service agreements in effect during such period.

          Each Fund's agreements with Service Organizations are governed by a Shareholder Services Plan (the "Plan") that has been adopted by the Company's Board of Trustees pursuant to an exemptive order granted by the SEC in connection with the creation of the Dollar shares. Pursuant to each Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended under the Fund's agreements with Service Organizations and the purposes for which the expenditures were made. In addition, the Funds' arrangements with Service Organizations must be approved annually by a majority of the Company's trustees, including a majority of the trustees who are not "interested persons" of the Company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

          The Board of Trustees has approved the Funds' arrangements with Service Organizations based on information provided by the Funds' service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner. Any material amendment to the Funds' arrangements with Service Organizations must be approved by a majority of the Company's Board of Trustees (including a majority of the non-interested Trustees). So long as the Funds' arrangements with Service Organizations are in effect, the selection and nomination of the members of the Company's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested trustees.

EXPENSES

          The Funds' expenses include taxes, interest, fees and salaries of the Company's trustees and officers, SEC fees, state securities qualification fees, Standard & Poor's rating fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, advisory and administration fees, charges of the custodian, transfer agent and dividend disbursing agent, Service Organization fees, certain insurance premiums, outside auditing and legal expenses, costs of the Funds' computer access program, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Funds also pay for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.


                    ADDITIONAL INFORMATION CONCERNING TAXES

          The following summarizes certain additional tax considerations generally affecting each Fund and its shareholders that are not described in each Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders or possible legislative changes, and the discussion here and in each Fund's Prospectus is not intended as a substitute for careful tax planning. Investors should consult their tax advisors with specific reference to their own tax situations.

          Each Fund of the Company is treated as a separate corporate entity under the Code and intends to qualify each year as a regulated investment company under the Code. In order to so qualify for a taxable year, each Fund must satisfy the distribution requirement described in its Prospectus, derive at least 90% of its gross income for the year from certain qualifying sources, comply with certain diversification requirements, and derive less than 30% of its gross income from the sale or other disposition of securities and certain other investments held for less than three months. Interest (including original issue discount and accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

          A 4% nondeductible excise tax is imposed on regulated investment companies that fail to distribute currently an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income each calendar year to avoid liability for this excise tax.

          If for any taxable year a Fund does not qualify for tax treatment as a regulated investment company, all of its taxable income will be subject to federal income tax at regular corporate rates, without any deduction for distributions to Fund shareholders. In such event, dividend distributions would be taxable as ordinary income to Fund shareholders to the extent of that Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

          Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who has failed to provide a correct tax identification number in the manner required, or who is subject to withholding by the Internal Revenue Service for failure to properly include on his return payments of taxable interest or dividends, or who has failed to certify to the Fund when required to do so that he is not subject to backup withholding or that he is an "exempt recipient."

          Depending upon the extent of the Funds' activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Funds and their shareholders under such laws may differ from their treatment under federal income tax laws. Shareholders are advised to consult their tax advisors concerning the application of state and local taxes.

          The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

                                   DIVIDENDS

          Net income of each of the Funds for dividend purposes consists of (i) interest accrued and original issue discount earned on the Fund's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Fund and the general expenses (e.g., legal, accounting and trustees' fees) of the Company prorated to the Fund on the basis of its relative net assets.
In addition, Dollar shares bear exclusively the expense of fees paid to Service Organizations. (See "Management of the Funds--Service Organizations.")

          As stated, the Company uses its best efforts to maintain the net asset value per share of Federal Trust Fund and Treasury Trust Fund at $1.00. As a result of a significant expense or realized or unrealized loss incurred by either Fund is possible that the Fund's net asset value per share may fall below $1.00.


                          ADDITIONAL YIELD INFORMATION

          The "yields" and "effective yields" are calculated separately for each class of shares of each Fund and in accordance with the formulas prescribed by the SEC. The seven-day yield for each class of shares is calculated by determining the net change in the value of a hypothetical pre-existing account in the particular Fund which has a balance of one share of the class involved at the beginning of the period, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on the original share and any such additional shares, net of all fees charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size, but does not include gains and losses or unrealized appreciation and depreciation. In addition, an effective annualized yield quotation may be computed on a compounded basis with respect to each class of its shares by adding 1 to the base period return for the class involved (calculated as described above), raising that sum to a power equal to 365/7, and subtracting 1 from the result. Similarly, based on the calculations described above, the Funds' 30-day (or one-month) yields and effective yields may also be calculated.

          For the seven-day period ended October 31, 1995, the yields on Federal Trust shares and Treasury Trust shares were 5.51% and 5.27%, respectively, and the compounded effective yields on Federal Trust shares and Treasury Trust shares were 5.66% and 5.41%, respectively; the yields on Federal Trust Dollar shares and Treasury Trust Dollar shares were 5.26% and 5.02%, respectively, and the compounded effective yields on Federal Trust Dollar shares and Treasury Trust Dollar shares were 5.40% and 5.15%, respectively. During this seven-day period, the Funds' adviser and administrator voluntarily waived a portion of the advisory and administration fees payable by the Fund. Without these waivers, for the same period the yields on Federal Trust shares and Treasury Trust shares would have been 5.37% and 5.16%, respectively; the compounded effective yields on Federal Trust shares and Treasury Trust shares would have been 5.51% and 5.29%, respectively; the yields on Federal Trust Dollar shares and Treasury Trust Dollar shares would have been 5.12% and 4.91%, respectively; and the compounded effective yields on Federal Trust Dollar shares and Treasury Trust Dollar shares would have been 5.25% and 5.03%, respectively.

          For the 30-day period ended October 31, 1995, the yields on Federal Trust shares and Treasury Trust shares were 5.51% and 5.29%, respectively, and the compounded effective yields on Federal Trust shares and Treasury Trust shares were 5.66% and 5.43%, respectively; the yields on Federal Trust Dollar shares and Treasury Trust Dollar shares were 5.26% and 5.04%, respectively, and the compounded effective yields on Federal Trust Dollar shares and Treasury Trust Dollar shares were 5.40% and 5.17%, respectively. During this 30-day period, the Funds' adviser and administrator voluntarily waived a portion of the advisory and administration fees payable by the Fund. Without these waivers, for the same period the yields on Federal Trust shares and Treasury Trust shares would have been 5.37% and 5.18%, respectively; the compounded effective yields on Federal Trust shares and Treasury Trust shares would have been 5.51% and 5.31%, respectively; the yields on Federal Trust Dollar shares and Treasury Trust Dollar shares would have been 5.12% and 4.93%, respectively; and the compounded effective yields on Federal Trust Dollar shares and Treasury Trust Dollar shares would have been 5.25% and 5.05%, respectively.

          From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other money market funds or accounts with similar investment objectives and to stock or other relevant indices. For example, the yields of the Funds may be compared to the Donoghue's Money Fund Average, which is an average compiled by IBC/Donoghue's MONEY FUND REPORT(R) of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

          THE FUNDS' YIELDS WILL FLUCTUATE, AND ANY QUOTATION OF YIELD SHOULD
NOT BE CONSIDERED AS REPRESENTATIVE OF THE FUTURE   PERFORMANCE OF THE FUNDS.
Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds' shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of the kind and quality of the investments held in a Fund, portfolio maturity, operating expenses net of waivers and expense reimbursements, and market conditions. Any fees charged by Service Organizations or other institutional investors with respect to customer accounts in investing in shares of the Funds will not be included in yield calculations; such fees, if charged, would reduce the actual yield from that quoted.


                 ADDITIONAL DESCRIPTION CONCERNING FUND SHARES

          The Company does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least twenty percent of the Company's shares, the Company will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. To the extent required by law, the Company will assist in shareholder communication in such matters.

          As stated in the Prospectuses for the Funds, holders of the Company's Federal Trust shares and Federal Trust Dollar shares will vote in the aggregate and not by class on all matters, except where otherwise required by law and except that only Federal Trust Dollar shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations. (See "Management of the Funds--Service Organizations.") Holders of the Company's Treasury Trust and Treasury Trust Dollar shares will also vote in the aggregate and not by class except as described above. Further, shareholders of all of the Company's portfolios will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent accountants, the approval of principal underwriting contracts and the election of trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to portfolio.


                                    COUNSEL

          Drinker Biddle & Reath, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, of which W. Bruce McConnel, III, Secretary of the Company, is a partner, serves as counsel to the Company and will pass upon the legality of the shares offered hereby.


                                    AUDITORS

          The financial statements of the Funds which appear in this Statement of Additional Information and the information included in the Financial Highlights section which appears in the Funds' Prospectuses have been audited by Coopers & Lybrand L.L.P. independent accountants, whose report thereon appears elsewhere herein, and have been included herein and in the Funds' Prospectuses in reliance upon the report of said firm of accountants given upon their authority as experts in accounting and auditing. Coopers & Lybrand L.L.P. has offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103.


                                 MISCELLANEOUS

SHAREHOLDER VOTE

          As used in this Statement of Additional Information and the Prospectuses for the Funds, a "majority of the outstanding shares" of a Fund or of any other portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (1) 67% of the shares of the Fund (irrespective of class) or of the portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund (irrespective of class) or of the portfolio.

CERTAIN RECORD HOLDERS

     On January 10, 1996, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of the Company's Federal Trust Fund and Treasury Trust Fund portfolios were as follows:

     Federal Trust Fund
     ------------------

     Saxon & Company                                         10.86%
     PNC Bank
     200 Stevens Drive
     Lester, PA  19113

     Cudd & Co.                                              29.27%
     Chase Manhattan Bank
     1211 Avenue of the Americas
     New York, NY  10036

     Green Mountain Bank                                      6.75%
     Trust Operations Department
     80 West Street, P.O. Box 669
     Rutland, VT  05702

     Painewebber Inc.                                         5.41%
     Madison County Treasury Inv. Pool
     8182 Maryland Avenue, Suite 700
     St. Louis, MO  63105

     Keystone Health Plan East Inc.                           8.05%
     1901 Market Street
     Philadelphia, PA  19101

     Union Trust Company                                      5.05%
     Branch & Co.
     66 Main Street
     Ellsworth, ME  04605




     Treasury Trust Fund
     -------------------

     Deutsche Bank Securities                                 5.29%
     1290 Avenue of the Americas
     New York, NY  10104

     Rhode Island Hospital Trust                              5.78%
     Bank of Boston National Bank
     150 Royal Street
     Canton, MA  02021

     First Interstate Bank/California                         8.22%
     26610 West Agoura Road
     Calabasas, CA  91302

     Bankers Trust Company                                   13.51%
     210 West 10th Street, 8th Floor
     Kansas City, MO  64105


SHAREHOLDER AND TRUSTEE LIABILITY

          The Company is organized as a "business trust" under the laws of the Commonwealth of Pennsylvania. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Declaration of Trust of the Company provides that shareholders of the Funds shall not be subject to any personal liability for the acts or obligations of the Company and that every note, bond, contract, order or other undertaking made by the Company shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of being or having been a shareholder and not because of any acts or omissions or some other reason. The Declaration of Trust also provides that the Company shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Company and satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss beyond its investment on account of shareholder liability is limited to circumstances in which the Company itself would be unable to meet its obligations.

          The Company's Declaration of Trust provides further that no trustee, officer or agent of the Company shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of the Company, nor shall any trustee be personally liable to any person for any action or failure to act except by reason of bad faith, willful misfeasance, gross negligence in the performance of any duties or by reason of reckless disregard of the obligations and duties as trustee.
It also provides that all persons having any claim against the trustees or the Company shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by the trustee in connection with the defense or disposition of any proceeding in which the trustee may be involved or with which the trustee may be threatened by reason of being or having been a trustee, and that the trustees have the power, but not the duty, to indemnify officers and employees of the Company unless such person would not be entitled to indemnification had he or she been a trustee.

                                   APPENDIX A


COMMERCIAL PAPER RATINGS

                 A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                 "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

                 "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                 "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

                 "B" - Issue has only a speculative capacity for timely payment.

                 "C" - Issue has a doubtful capacity for payment.

                 "D" - Issue is in payment default.


                 Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

                 "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

                 "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                 "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                 "Not Prime" - Issuer does not fall within any of the Prime rating categories.


                 The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                 "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                 "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                 "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                 "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                 "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                 "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                 "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                 Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

                 "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                 "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

                 "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

                 "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

                 "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

                 "D" - Securities are in actual or imminent payment default.

                 Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

                 Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson
BankWatch:

                 "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

                 "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                 "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

                 "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


                 IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

                 "A1+" - Obligations supported by the highest capacity for timely repayment.

                 "A1" - Obligations are supported by a strong capacity for timely repayment.

                 "A2" - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                 "A3" - Obligations are supported by a satisfactory capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.